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STRATEGIC PARTNERS(SM)
FLEXELITE
VARIABLE ANNUITY
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PROSPECTUS: MAY 1, 2004

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE). PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners FlexElite offers a wide variety of investment choices, including variable investment options that invest in underlying mutual funds managed by these leading asset managers.

PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, L.P.
CALAMOS ASSET MANAGEMENT, INC.
DAVIS ADVISORS
DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
THE DREYFUS CORPORATION
GE ASSET MANAGEMENT, INCORPORATED
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC
JANUS CAPITAL MANAGEMENT LLC
J.P. MORGAN INVESTMENT MANAGEMENT INC.
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.
STATE STREET RESEARCH AND MANAGEMENT COMPANY
WILLIAM BLAIR & COMPANY, LLC

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners FlexElite variable annuity contract and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. The Risk Factors section relating to the market value adjustment option appears on page 13 of this prospectus.

TO LEARN MORE ABOUT STRATEGIC PARTNERS FLEXELITE
------------------------------------------------------------

To learn more about the Strategic Partners FlexElite variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2004. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Strategic Partners FlexElite SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on page 74 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

[ARROW GRAPHIC]  (888) PRU-2888 or write to us at:

[ARROW GRAPHIC]   Prudential Annuity Service Center
                  P.O. Box 7960
                  Philadelphia, PA 19101

YOU MAY ELECT BEFORE YOUR 3RD AND 6TH CONTRACT ANNIVERSARIES TO HAVE A CREDIT ADDED TO YOUR CONTRACT VALUE. IF YOU MAKE A CREDIT ELECTION, YOUR CHARGES MAY BE HIGHER THAN IF YOU HAD NOT MADE THE ELECTION AND THEY COULD EXCEED YOUR CREDIT AMOUNT IF YOU MAKE A WITHDRAWAL WITHIN 3 YEARS OF YOUR ELECTION.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS FLEXELITE IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA                                                                 ORD01091
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CONTENTS
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
                                       PART I: STRATEGIC PARTNERS FLEXELITE PROSPECTUS
                                       -----------------------------------------------------------------

                                       SUMMARY
                                       -----------------------------------------------------------------
                                                Glossary................................................      6
                                                Summary.................................................     10
                                                Risk Factors............................................     13
                                                Summary Of Contract Expenses............................     15
                                                Expense Examples........................................     19

                                       PART II: STRATEGIC PARTNERS FLEXELITE PROSPECTUS
                                       -----------------------------------------------------------------

                                       SECTIONS 1-9
                                       -----------------------------------------------------------------

                                           Section 1: What Is The Strategic Partners FlexElite Variable
                                             Annuity?...................................................     24
                                                Short Term Cancellation Right Or "Free Look"............     24

                                           Section 2: What Investment Options Can I Choose?.............     25
                                                Variable Investment Options.............................     25
                                                Fixed Interest Rate Options.............................     33
                                                Market Value Adjustment Option..........................     34
                                                Transfers Among Options.................................     35
                                                Additional Transfer Restrictions........................     36
                                                Dollar Cost Averaging...................................     38
                                                Asset Allocation Program................................     38
                                                Auto-Rebalancing........................................     38
                                                Voting Rights...........................................     39
                                                Substitution............................................     39

                                           Section 3: What Kind Of Payments Will I Receive During The
                                             Income Phase? (Annuitization)..............................     40
                                                Payment Provisions......................................     40
                                                Payment Provisions Without The Guaranteed Minimum Income
                                                  Benefit...............................................     40
                                                    Option 1: Annuity Payments For A Fixed Period.......     40
                                                    Option 2: Life Income Annuity Option................     40
                                                    Option 3: Interest Payment Option...................     41
                                                    Other Annuity Options...............................     41
                                                Tax Considerations......................................     41
                                                Guaranteed Minimum Income Benefit.......................     41
                                                    GMIB Roll-Up........................................     42
                                                    GMIB Option 1 -- Single Life Payout Option..........     44
                                                    GMIB Option 2 -- Joint Life Payout Option...........     44
                                                Income Appreciator Benefit..............................     45
                                                How We Determine Annuity Payments.......................     46

                                           Section 4: What Is The Death Benefit?........................     49
                                                Beneficiary.............................................     49
                                                Calculation Of The Death Benefit........................     49
                                                Guaranteed Minimum Death Benefit........................     49
                                                    GMDB Roll-Up........................................     49
                                                    GMDB Step-Up........................................     50
                                                Payout Options..........................................     51
                                                Earnings Appreciator Benefit............................     51
                                                Spousal Continuance Benefit.............................     52
                                           Section 5: How Can I Purchase A Strategic Partners FlexElite
                                             Contract? .................................................     55
                                                Purchase Payments.......................................     55
                                                Allocation Of Purchase Payments.........................     55
                                                Credit Election.........................................     55
                                                Calculating Contract Value..............................     56
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
                                           Section 6: What Are The Expenses Associated With The
                                             Strategic Partners FlexElite Contract?.....................     57
                                                Insurance And Administrative Charge.....................     57
                                                Withdrawal Charge.......................................     58
                                                Waiver Of Withdrawal Charge For Critical Care...........     58
                                                Minimum Distribution Requirements.......................     59
                                                Contract Maintenance Charge.............................     59
                                                Guaranteed Minimum Income Benefit Charge................     59
                                                Income Appreciator Benefit Charge.......................     59
                                                Earnings Appreciator Benefit Charge.....................     60
                                                Taxes Attributable To Premium...........................     61
                                                Transfer Fee............................................     61
                                                Company Taxes...........................................     61
                                                Underlying Mutual Fund Fees.............................     61
                                           Section 7: How Can I Access My Money?........................     62
                                                Withdrawals During The Accumulation Phase...............     62
                                                Automated Withdrawals...................................     62
                                                Income Appreciator Benefit Options During The
                                                  Accumulation Phase....................................     62
                                                Suspension of Payments Or Transfers.....................     64
                                           Section 8: What Are The Tax Considerations Associated With
                                             The Strategic Partners FlexElite Contract?.................     65
                                                Contracts Owned By Individuals (Not Associated With
                                                  Tax-Favored Retirement Plans).........................     65
                                                Contracts Held By Tax Favored Plans.....................     68
                                           Section 9: Other Information.................................     72
                                                Pruco Life Insurance Company............................     72
                                                The Separate Account....................................     72
                                                Sale And Distribution Of The Contract...................     72
                                                Litigation..............................................     73
                                                Assignment..............................................     73
                                                Financial Statements....................................     73
                                                Statement Of Additional Information.....................     74
                                                Householding............................................     74
                                                Market-Value Adjustment Formula.........................     75
                                                IRA Disclosure Statement................................     78
                                           Appendix A...................................................     82
                                                Accumulation Unit Values................................     82
                                           Appendix B...................................................     88
                                                Hypothetical Illustrations..............................     88

                                       PART III: PROSPECTUSES
                                       -----------------------------------------------------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       -----------------------------------------------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        JANUS ASPEN SERIES
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PART I SUMMARY
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STRATEGIC PARTNERS FLEXELITE PROSPECTUS

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
GLOSSARY
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WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS
POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract adjusted for any market value adjustment minus any charge we impose for premium taxes, withdrawal charge and credit election withdrawal charge.

ADJUSTED PURCHASE PAYMENT

Your invested purchase payment is adjusted for any subsequent withdrawals. The adjusted purchase payment is used only for calculations of the Earnings Appreciator Benefit.

ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

BUSINESS DAY

A day on which both the New York Stock Exchange and Pruco Life are open for business. Our business day generally ends at 4:00 p.m. Eastern time.

CO-ANNUITANT

The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirement for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.

CONTRACT DATE

The date we accept your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CREDIT

The amount we add to your contract value if you make a credit election.

CREDIT ELECTION

Your election to have a credit added to your contract value. At least 30 calendar days prior to your 3rd and 6th contract anniversaries, we will notify you of your option to make a credit election. We will give you notice only if the credit election is available under your contract and you have not previously declined to receive a credit. We must receive the credit election in good order no later than the applicable contract anniversary.

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

DEATH BENEFIT

If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the total invested purchase payments, reduced proportionally by withdrawals, or a potentially greater amount related to market appreciation. The Guaranteed Minimum Death Benefit is available for an additional charge. See "What Is The Death Benefit?" on page 49.

DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed interest rate option.

EARNINGS APPRECIATOR BENEFIT (EAB)

An optional feature available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEE PERIOD

A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We may offer one or more guarantee periods.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

GMDB PROTECTED VALUE

The amount guaranteed under the Guaranteed Minimum Death Benefit, which may equal the GMDB roll-up value, the GMDB step-up value, or the greater of the two. The GMDB protected value will be subject to certain age restrictions and time durations, however, it will still increase by subsequent invested purchase payments and reduce proportionally by withdrawals.

GMDB ROLL-UP

We use the GMDB roll-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. The GMDB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate starting on the date that each invested purchase payment is made, subject to a cap, and reduced proportionally by withdrawals.

GMDB STEP-UP

We use the GMDB step-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. Generally speaking, the GMDB step-up establishes a "high water mark" of protected value that we would pay upon death, even if the contract value has declined. For example, if the GMDB step-up were set at $100,000 on a contract anniversary, and the contract value subsequently declined to $80,000 on the date of death, the GMDB step-up value would nonetheless remain $100,000 (assuming no additional purchase payments or withdrawals).

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

GMIB PROTECTED VALUE

We use the GMIB protected value to calculate annuity payments should you annuitize under the Guaranteed Minimum Income Benefit.

     The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments. Any withdrawals in subsequent contract years will proportionally reduce the GMIB protected value. The GMIB protected value is not available as a cash surrender benefit or a death benefit, nor is it

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
GLOSSARY CONTINUED
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used to calculate the cash surrender value or death benefit.

GMIB RESET

You may elect to "step-up" or "reset" your GMIB protected value if your contract value is greater than the current GMIB protected value. Upon exercise of the reset provision, your GMIB protected value will be reset to equal your current contract value. You are limited to two resets over the life of your contract, provided that certain annuitant age requirements are met.

GMIB ROLL-UP

We will use the GMIB roll-up value to compute the GMIB protected value of the Guaranteed Minimum Income Benefit. The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual interest rate starting on the date each invested purchase payment is made, subject to a cap, and reduced proportionally by withdrawals.

INCOME APPRECIATOR BENEFIT (IAB)

An optional feature that may be available for an additional charge that may provide a supplemental income benefit based on earnings under the contract.

IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

A series of payments consisting of a portion of your contract value and Income Appreciator Benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

IAB CREDIT

An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period during which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract. The joint owner may be the owner's spouse, but need not be.

MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

An investment option for contracts sold on or after May 1, 2003, or upon subsequent state approval. This investment option may offer various guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals that you make from this option prior to the end of its guarantee period.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA, 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The phone number is (888) PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners FlexElite variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are The Tax Considerations Associated With The Strategic Partners FlexElite Contract," on page 65.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
SUMMARY FOR SECTIONS 1-9
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FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS FLEXELITE VARIABLE ANNUITY?

The Strategic Partners FlexElite Variable Annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life, we or us). The contract allows you to invest on a tax-deferred basis in variable investment options, fixed interest rate options, and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including an investment in Prudential Money Market Portfolio variable investment option.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   You may make up to 12 free transfers each contract year among the investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments such as age, gender and the payout option you select.

   The contract offers a choice of income and death benefit options, which may also be available to you.

   There are certain state variations to this contract that are referred to in this prospectus. Please see your contract for further information on these and other variations.

   We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.

   If you change your mind about owning Strategic Partners FlexElite, you may cancel your contract within 10 days after receiving it (or whatever time period is required under applicable law). This time period is referred to as the "Free Look" period.

   Pruco Life offers several different annuities which your representative may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. The different features and benefits include variations in death benefit protection and the ability to access your annuity's contract value. The fees and charges under the annuity contract and the compensation paid to your representative may also be different between each annuity. If you are purchasing the contract as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage.

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any of the following variable investment options:

The Prudential Series Fund, Inc.

   Jennison Portfolio

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Goldman Sachs Small Cap Value Portfolio

      (formerly SP Small/Mid Cap Value Portfolio)

   SP Growth Asset Allocation Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio

   SP Mid Cap Growth Portfolio

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP State Street Research Small Cap Growth Portfolio
      (formerly SP INVESCO Small Company Growth
      Portfolio)

   SP Strategic Partners Focused Growth Portfolio

   SP Technology Portfolio
      (formerly SP Alliance Technology Portfolio)

   SP William Blair International Growth Portfolio
      (formerly SP Jennison International Growth
      Portfolio)

Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Past performance is not a guarantee of future results.

   You may also invest your money in fixed interest rate options or in a market value adjustment option.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.

   For an additional fee, you may also choose, if it is available under your contract, the Guaranteed Minimum Income Benefit (GMIB) and the Income Appreciator Benefit. The Guaranteed Minimum Income Benefit provides that once the income period begins, your income payments will be no less than a value that is based on a certain "GMIB protected value" applied to the GMIB guaranteed annuity purchase rates. The Income Appreciator Benefit provides an additional income amount during the accumulation phase or upon annuitization. See "What Kind Of Payments Will I Receive During The Income Phase" on page 40.

SECTION 4
WHAT IS THE DEATH BENEFIT?

For contracts sold on or after May 1, 2003, or upon subsequent state approval, in general, if the sole owner or first to die of the owner and joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance charge, a potentially larger Guaranteed Minimum Death Benefit (GMDB). The base death benefit equals the total invested purchase payments reduced proportionally by withdrawals. The Guaranteed Minimum Death Benefit is equal to a "GMDB protected value" that depends upon which of the following

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
SUMMARY FOR SECTIONS 1-9 CONTINUED
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Guaranteed Minimum Death Benefit options you choose:

- the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value";

- the total amount you invest increased by a guaranteed rate of return, which we call the "GMDB roll-up value"; or

-  the greater of the GMDB step-up value and GMDB roll-up value.

   FOR ALL OTHER CONTRACTS, THE DEATH BENEFIT DESCRIBED ABOVE WILL BE PAID UPON THE DEATH OF THE SOLE OWNER OR IF SPOUSAL JOINT OWNERS, THE LAST SURVIVING OWNER.

   On the date we receive proof of death in good order, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if the conditions, that we describe on page 52 are met.

   For an additional fee, you may also choose, if it is available under your contract, the Earnings Appreciator supplemental death benefit, which provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation period.

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS FLEXELITE CONTRACT?

You can purchase this contract, under most circumstances, with a minimum initial purchase payment of $10,000, but not greater than $1,000,000 absent our prior approval. Generally, you can make additional purchase payments of $500 ($100 if made through electronic funds transfer) or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms.

   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. In addition, certain age limits apply to certain features and benefits described herein.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS FLEXELITE CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge if your contract value is less than $100,000. This charge is currently equal to the lesser of $50 or 2% of your contract value. We do not impose the contract maintenance charge if your contract value is $50,000 or more. We may impose lesser charges in certain states.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge as follows:

    - 1.65% if you choose the base death benefit,

    - 1.9% if you choose either the roll-up or the step-up Guaranteed Minimum Death Benefit option, or

    - 2% if you choose the greater of the roll-up and step-up Guaranteed Minimum Death Benefit option.

      The 1.65%, 1.9%, and 2% charges referenced immediately above apply to any Strategic Partners FlexElite contract sold on or after May 1, 2003, or upon subsequent state approval. Otherwise, those charges are 1.6%, 1.8%, and 1.9%, respectively.

- We will deduct an additional charge if you choose the Guaranteed Minimum Income Benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.50% for contracts sold on or after January 20, 2004, or upon subsequent state approval (0.45% for all other contracts), of the average GMIB protected value.

- We will deduct an additional charge if you choose the Income Appreciator Benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The

--------------------------------------------------------------------------------
 12

--------------------------------------------------------------------------------
PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

   charge for this benefit is based on an annual rate of 0.25% of your contract value.

- We will deduct an additional charge if you choose the Earnings Appreciator supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.30% of your contract value.

- There are a few states/jurisdictions that assess a premium tax on us when you begin receiving regular income payments from your annuity. In those states, we deduct a charge designed to approximate this tax, which can range from 0-3.5% of your contract value.

- There are also expenses associated with the mutual funds. For 2003, the fees of these funds ranged on an annual basis from 0.37% to 2.56% of fund assets, which are reduced by expense reimbursements or waivers to 0.37% to 1.30%. These reimbursements or waivers may be terminated at any time.

- If you withdraw money within three years of the contract date or a credit election, you may have to pay a withdrawal charge up to 7% on all or part of the withdrawal.

   For more information, including details about other possible charges under the contract, see "Summary Of Contract Expenses" on page 15 and "What Are The Expenses Associated With The Strategic Partners FlexElite Contract" on page 57.

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. You may, however, be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. If you withdraw money within three years of the contract date or a credit election, we may impose a withdrawal charge.

   Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal prior to the end of a guarantee period.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS FLEXELITE CONTRACT?

Your earnings are generally not taxed until withdrawn. If you withdraw money during the accumulation phase, the tax laws treat the withdrawals as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a partial return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life Insurance Company (Pruco Life), a subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

RISK FACTORS

There are various risks associated with an investment in the market value adjustment option annuity that we summarize below.

   ISSUER RISK. The market value adjustment option, fixed interest rate options, and the contract's other insurance features are available under a contract issued by Pruco Life, and thus backed by the financial strength of that company. If Pruco Life were to experience significant financial adversity, it is possible that Pruco Life's ability to pay interest and principal under the market value adjustment option and fixed interest rate options and to fulfill its insurance guarantees could be impaired.

   RISKS RELATED TO CHANGING INTEREST RATES. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life holds to support the market value adjustment option. Nonetheless, the market value adjustment formula (which is

--------------------------------------------------------------------------------

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

described on page 75) reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money prior to the end of a guarantee period and during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.

   RISKS RELATED TO THE WITHDRAWAL CHARGE. We may impose withdrawal charges on amounts withdrawn from the market value adjustment option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

--------------------------------------------------------------------------------
 14

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR STRATEGIC PARTNERS FLEXELITE. THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners FlexElite Contract?" on page 57. The individual fund prospectuses contain detailed expense information about the underlying mutual funds.

                      CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
---------------------------------------------------------------------------
FULL CONTRACT YEARS
---------------------------------------------------------------------------
         0                                                             7%
         1                                                             7%
         2                                                             7%
         3                                                             0%

CREDIT ELECTION WITHDRAWAL CHARGE(2)
---------------------------------------------------------------------------
FULL CONTRACT YEARS
---------------------------------------------------------------------------
         3                                                             7%
         4                                                             7%
         5                                                             7%
         6                                                             7%
         7                                                             7%
         8                                                             7%
         9                                                             0%

MAXIMUM TRANSFER FEE
--------------------------------------------------------------------
         Each transfer after 12(3)                           $ 30.00
CHARGE FOR PREMIUM TAX IMPOSED ON US BY CERTAIN STATES/JURISDICTIONS
--------------------------------------------------------------------
                                        Up to 3.5% of contract value

1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal charge if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 58. In certain states reduced withdrawal charges may apply. Your contract contains the applicable charges.

2: We impose these withdrawal charges only if you elect to have the credit added to your contract value prior to your 3rd and 6th contract anniversaries. These charges may be lower in certain states.

3: Currently, we charge $10 for each transfer after the twelfth in a contract year. As shown in the table, we can increase that charge up to a maximum of $30, but we have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing or transfers from the market value adjustment option at the end of a guarantee period, and do not count them toward the limit of 12 free transfers per year.

--------------------------------------------------------------------------------

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
SUMMARY OF CONTRACT EXPENSES CONTINUED
--------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.

                            ANNUAL ACCOUNT EXPENSES

MAXIMUM ANNUAL CONTRACT MAINTENANCE CHARGE AND CONTRACT
CHARGE UPON FULL WITHDRAWAL(4)
--------------------------------------------------------------------
                                                             $ 60.00
ANNUAL INSURANCE AND ADMINISTRATIVE EXPENSES(5)
  ------------------------------------------------------------------
         AS A PERCENTAGE OF ACCOUNT VALUE IN VARIABLE
        INVESTMENT OPTIONS:
         Base Death Benefit                                     1.65%
         Guaranteed Minimum Death Benefit-
            Roll-Up or Step-Up                                  1.90%
            Greater of Roll-Up and Step-Up                      2.00%
            Possible Additional Charge if 76 or older           0.10%

ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
------------------------------------------------------------------
  UPON CERTAIN WITHDRAWALS(6) (for contracts sold on or after
   January 20, 2004,  or upon subsequent state approval)
------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE GMIB PROTECTED VALUE      0.50%

ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
------------------------------------------------------------------
  UPON CERTAIN WITHDRAWALS(6) (for all other contracts)
------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE GMIB PROTECTED VALUE      0.45%

ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS/ANNUITIZATIONS(7)
------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                    0.25%


ANNUAL EARNINGS APPRECIATOR CHARGE AND CHARGE
  UPON CERTAIN TRANSACTIONS(8)
--------------------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                                       0.30%
            Possible Additional Charge if 66 or older                            0.10%

4: Currently, we waive this fee if your contract value is greater than or equal to $100,000. If your contract value is less than $100,000, we currently charge the lesser of $50 or 2% of your contract value. This is a single fee that we assess (a) annually or (b) upon a full withdrawal made on a date other than a contract anniversary. As shown in the table, we can increase this fee in the future up to a maximum of $60, but we have no current intention to do so.

5: The 1.65%, 1.90%, and 2.00% charges listed here apply to any Strategic Partners FlexElite contract sold on or after May 1, 2003 or upon subsequent state approval. For all other contracts, these charges are 1.60%, 1.80%, and 1.90%, respectively, and we reserve the right to impose an additional insurance charge of 0.10% annually of average account value for contracts issued to those aged 76 or older, under which the Guaranteed Minimum Death Benefit has been selected.

6: We impose this charge only if you choose the Guaranteed Minimum Income Benefit. This charge is equal to 0.50% for contracts sold on or after January 20, 2004, or upon subsequent state approval (0.45% for all other contracts) of the average GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. Subject to certain age restrictions, the roll-up value is the total of all invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Withdrawals reduce both the roll-up value and the 200% cap. The reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and 200% cap proportionally to the additional reduction in contract value after the first 5% withdrawal occurs. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.

7: We impose this charge only if you choose the Income Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The Income Appreciator Benefit charge is calculated: on each contract anniversary, on the annuity date, if a death benefit is payable, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last deducted. Although it may be calculated more often, it is deducted only: on each contract
--------------------------------------------------------------------------------
 16

--------------------------------------------------------------------------------
PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

anniversary, on the annuity date, if a death benefit is payable, upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. With respect to full and partial withdrawals, we prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

8: We impose this charge only if you choose the Earnings Appreciator Benefit. We deduct this charge annually. We also deduct this charge if you make a full withdrawal or enter the income phase of your contract, or if a death benefit is payable, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will deduct the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not deduct the fee at that time. The fee is also calculated when you make any purchase payment or withdrawal but we do not deduct it until the next deduction date. For contracts sold prior to May 1, 2003, or upon subsequent state approval, we reserve the right to impose an additional charge of 0.10% annually of account value for contracts issued to those aged 66 or older, under which the Earnings Appreciator Benefit has been selected.

                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained below and in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2003. Fund expenses are not fixed or guaranteed by the Strategic Partners FlexElite contract, and may vary from year to year.

                                                              Minimum      Maximum
                                                              -------      -------

Total Annual Underlying Mutual Fund Operating Expenses*        0.37%        2.56%

* Actual expenses for the mutual funds are lower due to certain expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements, are 0.37% and 1.30%, respectively.

--------------------------------------------------------------------------------

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
SUMMARY OF CONTRACT EXPENSES CONTINUED
--------------------------------------------------------------------------------

ANNUAL MUTUAL FUND EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE DAILY NET ASSETS
                                                         INVESTMENT         OTHER
---------------------------------------------------------------------------------------------------------------------------------
                                                        ADVISORY FEES      EXPENSES      TOTAL EXPENSES(1)
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                 0.60%           0.04%              0.64%
         Prudential Equity Portfolio                        0.45%           0.04%              0.49%
         Prudential Global Portfolio                        0.75%           0.12%              0.87%
         Prudential Money Market Portfolio                  0.40%           0.04%              0.44%
         Prudential Stock Index Portfolio                   0.35%           0.02%              0.37%
         Prudential Value Portfolio                         0.40%           0.04%              0.44%
         SP Aggressive Growth Asset Allocation
           Portfolio(2,3)                                   0.85%           0.30%              1.15%
         SP AIM Aggressive Growth Portfolio(2)              0.95%           1.07%              2.02%
         SP AIM Core Equity Portfolio(2)                    0.85%           0.87%              1.72%
         SP Alliance Large Cap Growth Portfolio             0.90%           0.16%              1.06%
         SP Balanced Asset Allocation Portfolio(2,3)        0.77%           0.21%              0.98%
         SP Conservative Asset Allocation
           Portfolio(2,3)                                   0.72%           0.16%              0.88%
         SP Davis Value Portfolio                           0.75%           0.07%              0.82%
         SP Deutsche International Equity Portfolio(2)      0.90%           0.40%              1.30%
         SP Goldman Sachs Small Cap Value Portfolio
           (formerly SP Small/Mid-Cap Value Portfolio)      0.90%           0.14%              1.04%
         SP Growth Asset Allocation Portfolio(2,3)          0.81%           0.26%              1.07%
         SP Large Cap Value Portfolio(2)                    0.80%           0.31%              1.11%
         SP MFS Capital Opportunities Portfolio(2)          0.75%           1.27%              2.02%
         SP Mid Cap Growth Portfolio(2)                     0.80%           0.54%              1.34%
         SP PIMCO High Yield Portfolio                      0.60%           0.12%              0.72%
         SP PIMCO Total Return Portfolio                    0.60%           0.05%              0.65%
         SP Prudential U.S. Emerging Growth Portfolio       0.60%           0.20%              0.80%
         SP State Street Research Small Cap Growth
           Portfolio(2)
           (formerly SP INVESCO Small Company Growth
           Portfolio)                                       0.95%           0.83%              1.78%
         SP Strategic Partners Focused Growth
           Portfolio(2)                                     0.90%           0.75%              1.65%
         SP Technology Portfolio(2)
           (formerly SP Alliance Technology Portfolio)      1.15%           1.41%              2.56%
         SP William Blair International Growth
           Portfolio
           (formerly SP Jennison International Growth
           Portfolio)                                       0.85%           0.30%              1.15%

                                                            INVESTMENT         12B-1            OTHER               TOTAL
                                                           ADVISORY FEES        FEE            EXPENSES            EXPENSES
Janus Aspen Series(4)
---------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio -- Service Shares                    0.65%           0.25%            0.02%               0.92%

1. The Total Expenses do not reflect fee waivers, reimbursement of expenses, or expense offset arrangements for the fiscal year ended December 31, 2003.

2. The portfolios' total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These expense reimbursements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the expense reimbursements, the portfolios' actual annual operating expenses were:

                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP Aggressive Growth Asset
      Allocation Portfolio                          0.97%
    SP AIM Aggressive Growth Portfolio              1.07%
    SP AIM Core Equity Portfolio                    1.00%
    SP Balanced Asset Allocation
      Portfolio                                     0.87%
    SP Conservative Asset Allocation
      Portfolio                                     0.81%
    SP Deutsche International Equity
      Portfolio                                     1.10%
    SP Growth Asset Allocation
      Portfolio                                     0.92%

                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP Large Cap Value Portfolio                    0.90%
    SP MFS Capital Opportunities
      Portfolio                                     1.00%
    SP Mid Cap Growth Portfolio                     1.00%
    SP State Street Research Small Cap
      Growth Portfolio                              1.15%
    SP Strategic Partners Focused
      Growth Portfolio                              1.01%
    SP Technology Portfolio                         1.30%

3. Each asset allocation portfolio invests in a combination of underlying portfolios of The Prudential Series Fund, Inc. The Total Expenses for each asset allocation portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments LLC. The 0.05% advisory fee is included in the amount of each investment advisory fee set forth in the table above.

4. Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

--------------------------------------------------------------------------------
 18

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
EXPENSE EXAMPLES
---------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE
COST OF INVESTING IN THE CONTRACT WITH THE COST OF
INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS.
THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION
EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL
EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND
EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE
CONTRACT FOR THE TIME PERIODS INDICATED. THE
EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5%
RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND
EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT
REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS.
ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER,
BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS
INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1A: Greater of Roll-up and Step-up
Guaranteed Minimum Death Benefit; Guaranteed
Minimum Income Benefit; Earnings Appreciator
Benefit; Income Appreciator Benefit; Credit
Elections; and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Strategic Partners
   FlexElite Contract;

-  You choose the Greater of Roll-Up and Step-Up
   Guaranteed Minimum Death Benefit;

-  You choose the Guaranteed Minimum Income Benefit
   (for contracts sold on or after January 20, 2004, or upon subsequent state approval);

-  You choose the Earnings Appreciator Benefit;

-  You choose the Income Appreciator Benefit;

- You make credit elections prior to your 3(rd) and 6(th) contract anniversaries;

- You allocate all your assets to the variable investment option having the maximum total operating expenses;

-  Your investment has a 5% return each year;

- The mutual fund's total operating expenses remain the same each year; and

- You withdraw all your assets at the end of the indicated period.

--------------------------------------------------------------------------------

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

EXPENSE EXAMPLES CONTINUED
--------------------------------------------------------------------------------

EXAMPLE 1B: Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit; Income Appreciator Benefit; Credit Elections; and You Do Not Withdraw Your Assets

This example makes the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 2A: Base Death Benefit and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Strategic Partners FlexElite Contract;

-  You choose a Guaranteed Minimum Death Benefit;

- You allocate all your assets to the variable investment option having the maximum total operating expenses;

-  Your investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year;

-  You do not make a credit election; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 2B: Base Death Benefit and You Do Not Withdraw All Your Assets
This example makes the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

In these expense examples, we set out projected expenses that are based on versions of the contract that carry the highest and lowest overall charges. We do not depict projected expenses for every possible combination of contract charges. The actual expenses under the contract with the insurance features and underlying funds that you have selected, and the purchase payments that you have made, may vary from the figures we depict here.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Note that withdrawal charges (which are reflected in Example 1a and 2a) are assessed in connection with some annuity options, but not others.

The values shown in the 10 year column are the same for Example 1a and 1b and the same in the 5 year and 10 year columns for Example 2a and 2b. This is because if you decline the credit and 3 or more years have elapsed since your contract date, we would no longer deduct withdrawal charges when you make a withdrawal or begin the income phase of your contract. Similarly, if 3 or more years have elapsed since your last credit election before your 6th contract anniversary, no withdrawal charges apply.

The examples use an average contract maintenance charge, which we calculated based on our estimate of the total contract fees we expect to collect in 2004. Based on these estimates, the contract maintenance charge is included as an annual charge of 0.034% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

Premium taxes are not reflected in the examples. We deduct a charge to approximate premium taxes that may be imposed on us in your state. This charge is generally deducted from the amount applied to an annuity payout option.

The table of accumulation unit values appears in Appendix A to this prospectus.

--------------------------------------------------------------------------------
 20

--------------------------------------------------------------------------------
PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH
BENEFIT; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT;
INCOME APPRECIATOR BENEFIT; CREDIT ELECTIONS
--------------------------------------------------------------------------------
     EXAMPLE 1A:                             EXAMPLE 1B:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
--------------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
--------------------------------------------------------------------------------
     $1,193    $2,307    $3,415    $5,520    $563    $1,677    $2,785    $5,520

BASE DEATH BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 2A:                         EXAMPLE 2B:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
---------------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
---------------------------------------------------------------------------
    $1,056   $1,918   $2,169   $4,453   $426    $1,288    $2,169    $4,453


--------------------------------------------------------------------------------
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

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 22

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS FLEXELITE PROSPECTUS

        1:
WHAT IS THE STRATEGIC PARTNERS FLEXELITE

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

THE STRATEGIC PARTNERS FLEXELITE VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time after the second contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.)

   Strategic Partners FlexElite is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options, guaranteed fixed interest rate options, and a market value adjustment option. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund(s) associated with that variable investment option.

   Because the underlying mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the income phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners FlexElite, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

-  Your full purchase payment less any applicable federal and state income tax;
   or

- The amount your contract is worth as of the day we receive your request, less any applicable federal and state income tax withholding. This amount may be more or less than your original payment. We impose neither a withdrawal charge nor any market value adjustment if you cancel your contract under this provision.

   To the extent dictated by state law, we will include in your refund the amount of any fees and charges that we deducted.
--------------------------------------------------------------------------------
 24

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY OF THE VARIABLE INVESTMENT OPTIONS, FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.

The variable investment options invest in underlying mutual funds managed by leading investment advisers. These underlying mutual funds may sell their shares to both variable annuity and variable life separate accounts of different insurance companies, which could create the kinds of risks that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the underlying mutual funds also contain other important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference.

VARIABLE INVESTMENT OPTIONS

The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also provides a description of each portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. There is no guarantee that any portfolio will meet its investment objective. The name of the adviser/subadviser for each portfolio appears next to the description.

   All the portfolios on the following chart, except for the Janus Aspen Series--Growth Portfolio, are Prudential Series Fund portfolios. The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI) under a "manager-of-managers" approach. The SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio invest in other Prudential Series Fund Portfolios, and are managed by PI.

   Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that manage some or all of a Prudential Series Fund portfolio are listed on the following chart.

   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

   An affiliate of each of the funds may compensate Pruco Life based upon an annual percentage of the average assets held in the fund by Pruco Life under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide. With regard to its variable annuity contracts generally, Pruco Life receives fees that range from 0.05% to 0.40% annually for providing such services.

   As detailed in the Prudential Series Fund prospectus, although the Prudential Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Prudential Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

--------------------------------------------------------------------------------

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JENNISON PORTFOLIO: seeks long-term growth of capital. The     Jennison Associates
                                   Portfolio invests primarily in equity securities of major,     LLC
                                   established corporations that the subadviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. Stocks are selected on a company-by-company basis using fundamental
                                   analysis. Normally 65% of the Portfolio's total assets are invested in common stocks and preferred stocks of companies with capitalization in excess of $1 billion.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP CORE                    PRUDENTIAL EQUITY PORTFOLIO: seeks long-term growth of         GE Asset Management,
                                   capital. The Portfolio invests at least 80% of its             Incorporated;
                                   investable assets in common stocks of major established        Jennison Associates
                                   corporations as well as smaller companies that the             LLC; Salomon Brothers
                                   subadvisers believe offer attractive prospects of              Asset Management Inc.
                                   appreciation. The Portfolio may invest up to 30% of its
                                   total assets in foreign securities. The Portfolio may also invest 20% of its investable assets in short, intermediate or long-term debt obligations, convertible and
                                   nonconvertible preferred stock and other equity-related
                                   securities. Up to 5% of these investable assets may be rated below investment grade. Debt securities rated below
                                   investment grade are considered speculative and are
                                   sometimes referred to as "junk bonds."
-----------------------------------------------------------------------------------------------------------------------
 GLOBAL EQUITY                     PRUDENTIAL GLOBAL PORTFOLIO: seeks long-term growth of         Jennison Associates
                                   capital. The Portfolio invests primarily in common stocks      LLC
                                   (and their equivalents) of foreign and U.S. companies. When selecting stocks, the subadviser uses a growth approach
                                   which means that it looks for companies that have
                                   above-average growth prospects. Generally, the Portfolio
                                   invests in at least three countries, including the U.S., but may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S.
-----------------------------------------------------------------------------------------------------------------------
 MONEY MARKET                      PRUDENTIAL MONEY MARKET PORTFOLIO: seeks maximum current       Prudential Investment
                                   income consistent with the stability of capital and the        Management, Inc.
                                   maintenance of liquidity. The Portfolio invests in
                                   high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by
                                   corporations and banks, both domestic and foreign. The
                                   Portfolio will invest only in instruments that mature in
                                   thirteen months or less, and which are denominated in U.S.
                                   dollars.
-----------------------------------------------------------------------------------------------------------------------
 MANAGED INDEX                     PRUDENTIAL STOCK INDEX PORTFOLIO: seeks investment results     Prudential Investment
                                   that generally correspond to the performance of                Management, Inc.
                                   publicly-traded common stocks. With the price and yield
                                   performance of the Standard & Poor's 500 Composite Stock
                                   Price Index (S&P 500) as the benchmark, the Portfolio
                                   normally invests at least 80% of investable assets in S&P
                                   500 stocks. The S&P 500 represents more than 70% of the
                                   total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the
                                   traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases
                                   stocks in proportion to their weighting in the S&P 500.
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 26

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   PRUDENTIAL VALUE PORTFOLIO: seeks capital appreciation. The    Jennison Associates
                                   Portfolio invests primarily in common stocks that the          LLC
                                   subadviser believes are undervalued--those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. There is a risk that "value" stocks can perform differently from the
                                   market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time.
                                   Normally at least 65% of the Portfolio's total assets is
                                   invested in the common stock and convertible securities of companies that the subadviser believes will provide
                                   investment returns above those of the S&P 500 or the New
                                   York Stock Exchange (NYSE) Composite Index. Most of the
                                   investments will be securities of large capitalization
                                   companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to
                                   30% of its total assets in foreign securities.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION                  SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO: seeks to      Prudential
                                   obtain the highest potential total return consistent with      Investments LLC
                                   the specified level of risk tolerance. The Portfolio seeks to achieve this investment objective by investing in several other Series Fund Portfolios ("Underlying Portfolios"),
                                   which currently consist of domestic equity Portfolios and
                                   international equity Portfolios. The domestic equity
                                   component is approximately 78% of the Portfolio and the
                                   international equity component is approximately 22% of the
                                   Portfolio.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP AIM AGGRESSIVE GROWTH PORTFOLIO: seeks long-term growth     A I M Capital
                                   of capital. The Portfolio invests primarily in the common      Management, Inc.
                                   stocks of companies whose earnings the subadviser expects to grow more than 15% per year. Growth stocks may involve a
                                   higher level of risk than value stocks, because growth
                                   stocks tend to attract more attention and more speculative investments than value stocks. On behalf of the Portfolio, the subadviser invests in securities of small and medium
                                   sized growth companies, may invest up to 25% of the
                                   Portfolio's total assets in foreign securities and may
                                   invest up to 15% of the Portfolio's total assets in real
                                   estate investment trusts (REITs).
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP CORE                    SP AIM CORE EQUITY PORTFOLIO: seeks growth of capital. The     A I M Capital
                                   Portfolio normally invests at least 80% of investable assets   Management, Inc.
                                   in equity securities, including convertible securities of
                                   established companies that have long-term above-average
                                   growth in earnings and growth companies that the subadviser believes have the potential for above-average growth in
                                   earnings. The Portfolio may invest up to 20% of its total
                                   assets in foreign securities.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP ALLIANCE LARGE CAP GROWTH PORTFOLIO: seeks growth of        Alliance Capital
                                   capital by pursuing aggressive investment policies. The        Management, L.P.
                                   Portfolio normally invests at least 80% of its investable
                                   assets in stocks of companies considered to have large
                                   capitalizations (i.e., similar to companies included in the
                                   S&P 500 Index). Unlike most equity funds, the Portfolio
                                   focuses on a relatively small number of intensively
                                   researched companies. The Portfolio usually invests in about
                                   40-60 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the
                                   Portfolio's investable assets. Up to 15% of the Portfolio's total assets may be invested in foreign securities.
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION                  SP BALANCED ASSET ALLOCATION PORTFOLIO: seeks to obtain the    Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide a
                                   balance between current income and growth of capital by
                                   investing in several other Series Fund Portfolios
                                   ("Underlying Portfolios"), which currently consist of fixed income Portfolios, domestic equity Portfolios, and
                                   international equity Portfolios. The fixed income component is approximately 37% of the Portfolio, the domestic equity component is approximately 49% of the Portfolio, and the
                                   international equity component is approximately 14% of the
                                   Portfolio.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION                  SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO: seeks to obtain    Prudential
                                   the highest potential total return consistent with the         Investments LLC
                                   specified level of risk tolerance. The Portfolio seeks to
                                   provide current income with low to moderate capital
                                   appreciation by investing in several other Series Fund
                                   Portfolios ("Underlying Portfolios"), which currently
                                   consist of fixed income Portfolios, domestic equity
                                   Portfolios, and international equity Portfolios. The fixed income component is approximately 57% of the Portfolio, the domestic equity component is approximately 33% of the
                                   Portfolio, and the international equity component is
                                   approximately 10% of the Portfolio.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP DAVIS VALUE PORTFOLIO: seeks growth of capital. The         Davis Advisors
                                   Portfolio invests primarily in common stocks of U.S.
                                   companies with market capitalizations of at least $5
                                   billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations. The
                                   subadviser selects common stocks of quality, overlooked
                                   growth companies at value prices and holds them for the
                                   long-term. It looks for companies with sustainable growth
                                   rates selling at modest price-earnings multiples that it
                                   hopes will expand as other investors recognize the company's true worth. There is a risk that "value" stocks can perform differently from the market as a whole and other types of
                                   stocks and can continue to be undervalued by the markets for long periods of time.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO: seeks long-term    Deutsche Asset
                                   capital appreciation. The Portfolio invests primarily in the   Management Investment
                                   stocks of companies located in developed foreign countries     Services Limited
                                   that make up the MSCI EAFE Index, plus Canada. The Portfolio also may invest in emerging markets securities. The
                                   Portfolio normally invests at least 80% of its investable
                                   assets in the stocks and other securities with equity
                                   characteristics of companies in developed countries outside the U.S.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION                  SP GROWTH ASSET ALLOCATION PORTFOLIO: seeks to obtain the      Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide
                                   long-term growth of capital with consideration also given to current income by investing in several other Series Fund
                                   Portfolios ("Underlying Portfolios"), which currently
                                   consist of domestic equity Portfolios, fixed income
                                   Portfolios, and international equity Portfolios. The
                                   domestic equity component is approximately 64% of the
                                   Portfolio, the fixed income component is approximately 18%
                                   of the Portfolio, and the international equity component is approximately 18% of the Portfolio.
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 28

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO (FORMERLY SP        Goldman Sachs Asset
                                   SMALL/MID CAP VALUE PORTFOLIO): seeks long-term capital        Management, L.P.
                                   growth. The Portfolio normally invests at least 80% of
                                   investable assets in small capitalization companies that are generally believed to be undervalued in the marketplace. The
                                   80% requirement applies at the time the Portfolio invests
                                   its assets. The Portfolio generally defines small
                                   capitalization stocks as stocks of companies with a
                                   capitalization of $4 billion or less.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP LARGE CAP VALUE PORTFOLIO: seeks long-term growth of        Hotchkis and Wiley
                                   capital. The Portfolio normally invests at least 80% of        Capital Management
                                   investable assets in common stocks and securities              LLC; J.P. Morgan
                                   convertible into common stock of companies that are believed   Investment Management
                                   to be undervalued and have an above-average potential to       Inc.
                                   increase in price, given the company's sales, earnings, book value, cash flow and recent performance. The Portfolio seeks to achieve its objective through investments primarily in
                                   equity securities of large capitalization companies. The
                                   Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase).
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP CORE                    SP MFS CAPITAL OPPORTUNITIES PORTFOLIO: seeks capital          Massachusetts
                                   appreciation. The Portfolio normally invests at least 65% of   Financial Services
                                   net assets in common stocks and related securities, such as    Company (MFS)
                                   preferred stocks, convertible securities and depositary
                                   receipts for those securities. The Portfolio focuses on
                                   companies that the subadviser believes have favorable growth prospects and attractive valuations based on current and
                                   expected earnings or cash flow. The Portfolio's investments may include securities listed on a securities exchange or
                                   traded in the over-the-counter markets. The subadviser uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are
                                   selected based upon fundamental analysis (such as an
                                   analysis of earnings, cash flows, competitive position and management's abilities). The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP MID CAP GROWTH PORTFOLIO: seeks long-term growth of         Calamos Asset
                                   capital. The Portfolio normally invests at least 80% of        Management, Inc.
                                   investable assets in common stocks and related securities, such as preferred stocks, convertible securities and
                                   depositary receipts for those securities. These securities typically are of medium market capitalizations, which the
                                   subadviser believes have above-average growth potential.
                                   Medium market capitalization companies are defined by the
                                   Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the
                                   Russell Midcap(TM) Growth Index range at the time of the
                                   Portfolio's investment. The Portfolio's investments may
                                   include securities listed on a securities exchange or traded in the over-the-counter markets. The subadviser uses a
                                   bottom-up and top-down analysis in managing the Portfolio.
                                   This means that securities are selected based upon
                                   fundamental analysis, as well as a top-down approach to
                                   diversification by industry and company, and by paying
                                   attention to macro-level investment themes. The Portfolio
                                   may invest in foreign securities (including emerging markets securities).
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                              29
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--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 HIGH YIELD BOND                   SP PIMCO HIGH YIELD PORTFOLIO: seeks maximum total return,     Pacific Investment
                                   consistent with preservation of capital and prudent            Management Company
                                   investment management. The Portfolio normally invests at       LLC (PIMCO)
                                   least 80% of investable assets in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody's Investor Service, Inc.
                                   (Moody's) or Standard & Poor's Ratings Group (S&P), or, if
                                   unrated, determined by the subadviser to be of comparable
                                   quality. The remainder of the Portfolio's assets may be
                                   invested in investment grade fixed income instruments. The duration of the Portfolio normally varies within a two to
                                   six year time frame based on the subadviser's forecast for interest rates. The Portfolio may invest without limit in
                                   U.S. dollar-denominated securities of foreign issuers. The
                                   Portfolio may invest up to 15% of its assets in
                                   euro-denominated securities.
-----------------------------------------------------------------------------------------------------------------------
 BOND                              SP PIMCO TOTAL RETURN PORTFOLIO: seeks maximum total return,   Pacific Investment
                                   consistent with preservation of capital and prudent            Management Company
                                   investment management. The Portfolio invests primarily in      LLC (PIMCO)
                                   investment grade debt securities. The Portfolio normally
                                   invests at least 65% of its assets in a diversified
                                   portfolio of fixed income instruments of varying maturities.
                                   It may also invest up to 10% of its assets in high
                                   yield/high risk securities (also known as "junk bonds")
                                   rated B or higher by Moody's or S&P or, if unrated,
                                   determined by the subadviser to be of comparable quality.
                                   The portfolio duration of this Portfolio normally varies
                                   within a three to six year time frame based on the
                                   subadviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO: seeks            Jennison Associates
                                   long-term capital appreciation. The Portfolio normally         LLC
                                   invests at least 80% of investable assets in equity
                                   securities of small and medium sized U.S. companies that the subadviser believes have the potential for above-average
                                   growth. The Portfolio considers small and medium-sized
                                   companies to be those with market capitalizations that are less than the largest capitalization of the Standard and
                                   Poor's Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8
                                   billion. The Portfolio can invest up to 20% of investable
                                   assets in equity securities of companies with larger or
                                   smaller market capitalizations than previously noted. The
                                   Portfolio can invest up to 35% of total assets in foreign
                                   securities. The Portfolio also may use derivatives for
                                   hedging or to improve the Portfolio's returns.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO            State Street Research
                                   (FORMERLY SP INVESCO SMALL COMPANY GROWTH PORTFOLIO): seeks    and Management
                                   long-term capital growth. The Portfolio normally invests at    Company
                                   least 80% of investable assets in common stocks of small-
                                   capitalization companies -- those which are included in the
                                   Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase. Investments in
                                   small, developing companies carry greater risk than
                                   investments in larger, more established companies.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO: seeks          Alliance Capital
                                   long-term growth of capital. The Portfolio normally invests    Management, L.P.;
                                   at least 65% of total assets in equity-related securities of   Jennison Associates
                                   U.S. companies that the subadvisers believe to have strong     LLC
                                   capital appreciation potential. The Portfolio's strategy is to combine the efforts of two subadvisers and to invest in the favorite stock selection ideas of three portfolio
                                   managers (two of whom invest as a team). Each subadviser to the Portfolio utilizes a growth style to select
                                   approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest
                                   confidence and may invest more than 5% of the Portfolio's
                                   assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its
                                   assets in a small number of issuers. Investing in a
                                   nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves
                                   greater risk than investing in a diversified portfolio
                                   because a loss resulting from the decline in the value of
                                   one security may represent a greater portion of the total
                                   assets of a nondiversified portfolio.
-----------------------------------------------------------------------------------------------------------------------
 SECTOR                            SP TECHNOLOGY PORTFOLIO (FORMERLY SP ALLIANCE TECHNOLOGY       The Dreyfus
                                   PORTFOLIO): seeks growth of capital. The Portfolio normally    Corporation
                                   invests at least 80% of investable assets in securities of companies that use technology extensively in the development of new or improved products or processes. The Portfolio also may invest up to 25% of its total assets in foreign
                                   securities. The Portfolio's investments in stocks may
                                   include common stocks, preferred stocks and convertible
                                   securities, including those purchased in initial public
                                   offerings (IPOs). Technology stocks, especially those of
                                   smaller, less-seasoned companies, tend to be more volatile than the overall stock market.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (FORMERLY SP   William Blair &
                                   JENNISON INTERNATIONAL GROWTH PORTFOLIO): seeks long-term      Company, LLC
                                   growth of capital. The Portfolio invests primarily in
                                   equity-related securities of foreign issuers that the
                                   subadviser thinks will increase in value over a period of
                                   years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal
                                   circumstances, the Portfolio invests at least 65% of its
                                   total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies and that have above average growth in earnings and cash flow, improving
                                   profitability, strong balance sheets, management strength
                                   and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JANUS ASPEN SERIES: GROWTH PORTFOLIO -- SERVICE SHARES:        Janus Capital
                                   seeks long-term growth of capital in a manner consistent       Management LLC
                                   with the preservation of capital. The Portfolio invests
                                   primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser
                                   degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies.
                                   The Portfolio invests primarily in common stocks selected
                                   for their growth potential. Although the Portfolio can
                                   invest in companies of any size, it generally invests in
                                   larger, more established companies. Janus Capital generally takes a "bottom up" approach to selecting companies. This
                                   means that it seeks to identify individual companies with
                                   earnings growth potential that may not be recognized by the market at large. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net
                                   assets.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option (DCA Fixed Rate Option).

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will not be less than the minimum interest rate indicated in your contract which can range from 1% to 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life's general assets.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment for contracts sold on or after May 1, 2003, or upon subsequent state approval. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION

FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, you may allocate all or part of your initial purchase payment to the DCA Fixed Rate Option (for all other contracts you may allocate all or part of a purchase payment to the DCA Fixed Rate Option). Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. Transfers to the one-year fixed interest rate option will remain in the general account.

   FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, if you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000 (for all other contracts, the minimum amount is $5,000). The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Rate Option transferred to the selected variable investment options or to the one-year fixed interest rate option in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, you may allocate to both the six-month and twelve-month options, but the minimum amount of your initial purchase payment that may be allocated to one or the other is $2,000. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION

THE MARKET VALUE ADJUSTMENT OPTION IS AVAILABLE TO STRATEGIC PARTNERS FLEXELITE CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL. THIS OPTION MAY NOT BE AVAILABLE IN YOUR STATE.

   Under the market value adjustment option, we may offer one or more of several guarantee periods provided that the interest rate we are able to declare will be no less than 3% interest with respect to any guarantee period. This option is not available for contracts issued in some states. Please see your contract. The market value adjustment option is registered separately from the variable investment options, and the amount of market value adjustment option securities registered is stated in that registration statement.

   IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.

   You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000 if you choose this option.

   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) transfer of value in the guarantee period, (e) payment of a death benefit, or (f) the date the amount is withdrawn.

   During the 30-day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:

(a) withdraw or transfer the value in the guarantee period,

(b) allocate the value to another available guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.

If we do not receive instructions from you concerning the disposition of the contract value in your maturing guarantee period, we will reinvest the amount in the Prudential Money Market Portfolio investment option.

   During the 30-day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) delineated immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.
--------------------------------------------------------------------------------
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed by us and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses experienced by these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life.

MARKET VALUE ADJUSTMENT

When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically would acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer outside the 30-day period discussed above involves our attributing to you a portion of our investment experience on these bonds and other instruments.

   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive.) For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. Conversely, if interest rates have decreased, the market value adjustment would be positive.

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- A negative market value adjustment could cause you to lose not only the interest you have earned but also a portion of your principal.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize within the 30-day period discussed above. The laws of certain states may prohibit us from imposing a market value adjustment on the annuity date.

   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFITS IN YOUR GUARANTEE PERIOD DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS

Subject to certain restrictions, you can transfer money among the variable investment options and the one-year fixed interest rate option. The minimum transfer amount is the lesser of $250 or the amount in the investment option from which the transfer is to be made. In addition, you can transfer your contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, into a variable investment option, or into the one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make outside the 30-day period discussed above. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

   In general, you may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following unauthorized telephone or electronic instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received. Our business day usually closes at 4:00 p.m. Eastern time. Transfer requests received after 4:00 p.m. Eastern time will take effect at the end of the next business day.

   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST RATE OPTION, OTHER THAN THE DCA FIXED RATE OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA FIXED RATE OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT. TRANSFERS FROM THE DCA FIXED RATE OPTION CANNOT BE MADE INTO THE MARKET VALUE ADJUSTMENT OPTION BUT CAN BE MADE INTO THE FIXED RATE OPTION, AT OUR DISCRETION. WE CURRENTLY ALLOW TRANSFERS INTO THE FIXED RATE OPTION.

   During the contract accumulation phase, you can make up to 12 transfers each contract year, among the investment options, without charge. Currently we charge $10 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year. Nor do transfers made during the 30-day period immediately following the end of a guarantee period count against the 12 free transfers.) If a transfer that you request out of the market value adjustment option will be subject to a transfer charge, then:

- We will deduct the transfer charge proportionally from the contract value in each guarantee period, where you have directed us to transfer funds from several guarantee periods; and

- If you have directed us to transfer the full contract value out of a guarantee period, then we will first deduct the transfer charge and thereafter transfer the remaining amount; and

- In any event, we will deduct the applicable transfer charge prior to effecting the transfer.

ADDITIONAL TRANSFER RESTRICTIONS

We limit your ability to transfer among your contract's variable investment options as permitted by applicable law. We impose a yearly restriction on transfers. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not review facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count transfers that involve one of our systematic programs, such as asset allocation and automated withdrawals.

   Frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.

   In light of the risks posed to contract owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any contract year for all existing or new contract owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any contract
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on accumulation unit values or the share prices of the underlying mutual funds; or
(b) we are informed by a fund (e.g., by the fund's portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular underlying mutual fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

- With respect to each variable investment option (other than the Prudential Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option. If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes restricted (the "Restricted Option"). Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the Restricted Option invests in an international fund. For purposes of this rule, we do not (i) count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals and (ii) categorize as a transfer the first transfer that you make after the contract date, if you make that transfer within 30 calendar days after the contract date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your contract at any time.

- We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.

- If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.

- We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.

   Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option into any other variable investment options (or for contracts sold on or after May 1, 2003, or upon subsequent state approval, the one-year fixed interest rate option). Under this feature, you cannot make transfers into the market value adjustment option and transfers into a fixed rate option are at our discretion. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against a loss in declining markets.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining account to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate subsequent purchase payments to be transferred under this option at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase and is offered without charge.

ASSET ALLOCATION PROGRAM

We recognize the value of having asset allocation models when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service, and you are not obligated to participate or to invest according to program recommendations.

   Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult your representative before electing any asset allocation program.

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select. We will rebalance only the variable investment options that you have designated. The DCA account cannot participate in this feature.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers you make because of auto-rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds used by the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a proxy which is a form that you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from contract owners. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

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PAYMENT PROVISIONS

We can begin making annuity payments any time on or after the second contract anniversary (or as required by state law if different). Annuity payments must begin no later than the contract anniversary coinciding with or next following the annuitant's 95th birthday (unless we agree to another date).

   Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

   The Strategic Partners FlexElite variable annuity contract offers an optional Guaranteed Minimum Income Benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.

   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years (ten years for contracts sold on or after May 1, 2003, or upon subsequent state approval), Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years (ten years for contracts sold on or after May 1, 2003, or upon subsequent state approval) or longer or Option 2. For information about withdrawal charges, see "What Are The Expenses Associated With The Strategic Partners FlexElite Contract," page 57.

PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

We make the income plans described below available at any time before the annuity date. These plans are called "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Life Income Annuity Option (Option 2, described below) will automatically be selected unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 1.5% a year for contracts sold on or after May 1, 2003, or upon subsequent state approval (and 3% a year for all other contracts).

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity

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payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.

   If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 1.5% a year for contracts sold on or after May 1, 2003, or upon subsequent state approval (and 3% a year for all other contracts). This option is not available if your contract is held in an IRA.

   Under this option, all gain in the annuity will be taxable as of the annuity date, however, you can withdraw part or all of the contract value that we are holding at any time.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, as discussed on page 68, you should consider the minimum distribution requirements mentioned on page 70, when selecting your annuity option.

   If a contract is held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit (GMIB), is an optional feature that guarantees that once the income period begins, your income payments will be no less than the GMIB protected value applied to the GMIB guaranteed annuity purchase rates. If you want the Guaranteed Minimum Income Benefit, you must elect it when you make your initial purchase payment. Once elected, the Guaranteed Minimum Income Benefit cannot be revoked. This feature may not be available in your state.

   The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since the last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments and reduced by the effect of withdrawals.

   The Guaranteed Minimum Income Benefit is subject to certain restrictions described below.

- The annuitant must be 75 or younger in order for you to elect the Guaranteed Minimum Income Benefit.

- If you choose the Guaranteed Minimum Income Benefit, we will impose an annual charge equal to 0.50% for contracts sold on or after January 20, 2004, or upon subsequent state approval (0.45% for all other contracts) of the average GMIB protected value, described below.

- Under the contract terms governing the GMIB, we can require GMIB participants to invest only in designated underlying mutual funds or can require

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   GMIB participants to invest according to an asset allocation model.

- TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7TH CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS BEEN RESET (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7-YEAR PERIOD BEGINNING WITH THE DATE OF THE MOST RECENT RESET.

   Once the waiting period has elapsed, you will have a 30-day period each year, beginning on the contract anniversary (or in the case of a reset, the anniversary of the most recent reset), during which you may begin the income phase with the Guaranteed Minimum Income Benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

GMIB ROLL-UP

The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset), increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment (for a reset, two times the sum of (1) the contract value at the time of the reset, and (2) any invested purchase payments made subsequent to the reset).

   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

    - the contract anniversary coinciding with or next following the annuitant's 80th birthday,

    -  the 7th contract anniversary, or

    -  7 years from the most recent GMIB reset (as described below).

   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced by the effect of withdrawals.

EFFECT OF WITHDRAWALS

In any contract year when the GMIB protected value is increasing at the rate of 5%, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value, calculated on the contract anniversary (or, during the first contract year, on the contract date). The GMIB roll-up cap is also reduced by withdrawals in the same manner. Any withdrawals made after the dollar-for-dollar limit has been reached will proportionally reduce the GMIB protected value. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of any available dollar-for-dollar amount. The resulting percentage is multiplied by both the GMIB protected value and GMIB roll-up cap after subtracting from each the amount of the withdrawal that does not exceed 5%. In each contract year during which the GMIB protected value has stopped increasing at the 5% rate, withdrawals will reduce the GMIB protected value proportionally.

   The following examples of dollar-for-dollar and proportional reductions assume: 1.) the contract date and the effective date of the GMIB are January 1, 2004; 2.) an initial purchase payment of $250,000; 3.) an initial GMIB protected value of $250,000; 4.) an initial 200% cap of $500,000; and 5.) an initial dollar-for-dollar limit of $12,500 (5% of $250,000):

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION

A $10,000 withdrawal is taken on February 1, 2004 (in the first contract year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the GMIB protected value is $251,035.26 (the initial value accumulated for 31 days at an annual effective rate of

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5%). As the amount withdrawn is less than the dollar-for-dollar limit:

- The GMIB protected value is reduced by the amount withdrawn (i.e., by $10,000, from $251,035.26 to $241,035.26).

- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $500,000 to $490,000).

- The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first contract year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS

A second $10,000 withdrawal is taken on March 1, 2004 (still within the first contract year). Immediately before the withdrawal, the contract value is $220,000 and the GMIB protected value is $241,968.88. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

- The GMIB protected value is first reduced by the Remaining Limit (from $241,968.88 to $239,468.88).

-  The result is then further reduced by the ratio of A to B, where:

    - A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).

    - B is the contract value less the Remaining Limit ($220,000 - $2,500, or $217,500). The resulting GMIB protected value is: $239,468.88 X (1 - ($7,500/$217,500)), or $231,211.33.

    - The GMIB 200% cap is first reduced by the Remaining Limit, (from $490,000 to $487,500).

    - The GMIB 200% cap is then further reduced by the ratio of A to B above ($487,500 x (1-($7,500/$217,500)), or $470,689.66.

- The Remaining Limit is set to zero (0) for the balance of the first contract year.

EXAMPLE 3. DOLLAR-FOR-DOLLAR LIMIT IN SECOND CONTRACT YEAR

A $10,000 withdrawal is made on the first anniversary of the contract date, January 1, 2005 (second contract year). Prior to the withdrawal, the GMIB protected value is $240,837.86. The dollar-for-dollar limit is equal to 5% of this amount, or $12,041.89. As the amount withdrawn is less than the dollar-for-dollar limit:

- The GMIB protected value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,837.86 to $230,837.86).

- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $470,689.66 to $460,689.66).

- The Remaining Limit for the balance of the second contract year is also reduced by the amount withdrawn (from $12,041.89 to $2,041.89).

GMIB RESET FEATURE

You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If you reset, you must wait a new 7-year period from the most recent reset to exercise the Guaranteed Minimum Income Benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (specified in your contract) based on the number of years since the most recent reset. These purchase rates may be less advantageous than the rates that would have applied absent a reset.

PAYOUT AMOUNT

The Guaranteed Minimum Income Benefit payout amount is based on the age and sex (where applicable) of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable

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premium taxes that we are required to pay, the payout amount will equal the greater of:

1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates (which are generally less favorable than the annuity purchase rates for annuity payments not involving GMIB) and based on the annuity payout option as described below, or

2) the adjusted contract value--that is, the value of the contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges--as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS

We currently offer two Guaranteed Minimum Income Benefit annuity payout options. Each option involves lifetime payments with a period certain of ten years. In calculating the amount of the payments under the GMIB, we apply certain assumed interest rates, equal to 2% annually for a waiting period of 7-9 years and 2.5% annually for waiting periods of 10 years or longer for contracts sold on or after January 20, 2004, or upon subsequent state approval (and 2.5% annually for a waiting period of 7-9 years, 3% annually for a waiting period of 10-14 years, and 3.5% annually for waiting periods of 15 years or longer for all other contracts).

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the Guaranteed Minimum Income Benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the later of the contract anniversary coinciding with or next following the annuitant's attainment of age 95 (age 92 for contracts used as a funding vehicle for IRAs).

   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event that your contract value declines significantly due to negative investment performance. If your contract value is not significantly affected by negative investment performance, it is unlikely that the purchase of GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing non-GMIB annuity payout options. Therefore, you may generate higher income payments if you were to annuitize a lower contract value at the

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current annuity purchase rates, than if you were to annuitize under the GMIB with a higher GMIB protected value than your contract value but at the annuity purchase rates guaranteed under the GMIB.

TERMINATING THE GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit cannot be terminated by the owner once elected. The GMIB automatically terminates as of the date the contract is fully surrendered, on the date the death benefit is payable to your beneficiary (unless your surviving spouse elects to continue the contract), or on the date that your contract value is transferred to begin making annuity payments. The GMIB may also be terminated if you designate a new annuitant who would not be eligible to elect the GMIB based on his or her age at the time of the change.

   Upon termination of the GMIB, we will deduct the charge from your contract value for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year).

INCOME APPRECIATOR BENEFIT

THE INCOME APPRECIATOR BENEFIT (IAB) IS AVAILABLE TO STRATEGIC PARTNERS FLEXELITE CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL. The IAB is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. IAB may be suitable for you in other circumstances as well, which you can discuss with your registered representative. Because individual circumstances vary, you should consult with a qualified tax advisor to determine whether it would be appropriate for you to elect the Income Appreciator Benefit.

   If you want the Income Appreciator Benefit, you generally must elect it when you make your initial purchase payment. Once you elect the Income Appreciator Benefit, you may not later revoke it.

- The annuitant must be 75 or younger in order for you to elect the Income Appreciator Benefit.

- If you choose the Income Appreciator Benefit, we will impose an annual charge equal to 0.25% of your contract value. See "What Are The Expenses Associated With The Strategic Partners FlexElite Contract?" on page 57.

ACTIVATION OF THE INCOME APPRECIATOR BENEFIT

YOU CAN ACTIVATE THE INCOME APPRECIATOR BENEFIT AT ANY TIME AFTER IT HAS BEEN IN FORCE FOR SEVEN YEARS. To activate the Income Appreciator Benefit, you must send us a written request in good order.

   Once activated, you can receive the Income Appreciator Benefit:

    --   IAB OPTION 1 at annuitization as part of an annuity payment;

    -- IAB OPTION 2 during the accumulation phase through the IAB automatic withdrawal payment program; or

    -- IAB OPTION 3 during the accumulation phase as an Income Appreciator Benefit credit to your contract over a 10-year period.

   More information about IAB Option 1 appears below. For information about IAB Options 2 and 3, see "How Can I Access My Money?" on page 62.

   Income Appreciator Benefit payments are treated as earnings and may be subject to tax upon withdrawal. See "What Are The Tax Considerations Associated With The Strategic Partners FlexElite Contract?" on page 65.

   IF YOU DO NOT ACTIVATE THE BENEFIT PRIOR TO THE MAXIMUM ANNUITIZATION AGE YOU MAY LOSE ALL OR PART OF THE IAB.

CALCULATION OF INCOME APPRECIATOR BENEFIT AMOUNT

We will calculate the Income Appreciator Benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable Income Appreciator Benefit percentage based on the number of years the Income

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Appreciator Benefit has been in force. For purposes of calculating the Income
Appreciator Benefit:

- earnings are calculated as the difference between the contract value and the sum of all purchase payments;

- earnings do not include (1) any amount added to the contract value as a result of the Spousal Continuance Benefit (explained on page 52), or (2) if we were to permit you to elect the Income Appreciator Benefit after the contract date, any earnings accrued under the contract prior to that election;

- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;

- the table below shows the Income Appreciator Benefit percentages corresponding to the number of years the Income Appreciator Benefit has been in force.

   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%

IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION

Under this option, if you choose to activate the Income Appreciator Benefit at annuitization, we will calculate the Income Appreciator Benefit amount on the annuity date and add it to the adjusted contract value for purposes of determining the amount available for annuitization. You may apply this amount to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

     UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT

If you exercise the Guaranteed Minimum Income Benefit feature and an Income Appreciator Benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:

1. the adjusted contract value plus the remaining Income Appreciator Benefit amount, calculated at current IAB annuitization rates; or

2. the GMIB protected value plus the remaining Income Appreciator Benefit amount, calculated using the GMIB guaranteed annuity purchase rates shown in the contract.

   If you exercise the Guaranteed Minimum Income Benefit feature and activate the Income Appreciator Benefit at the same time, you must choose among the Guaranteed Minimum Income Benefit annuity payout options available at the time.

TERMINATING THE INCOME APPRECIATOR BENEFIT

The Income Appreciator Benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract;

- the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Benefit;

- the date the Income Appreciator Benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;

-  the date of annuitization; or

-  the date the contract terminates.

HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the

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value you apply at the outset toward your annuity payments earns interest throughout the payout period. For annuity options within the GMIB, this interest rate ranges from 2% to 2.5% for contracts sold on or after January 20, 2004, or upon subsequent state approval (and 2.5% to 3.5% for all other contracts). For non-GMIB annuity options, the guaranteed minimum rate is 3% (or 1.5% depending on the option elected and the version of the contract). The GMIB guaranteed annuity purchase rates in your contract depict the minimum amounts we will pay (per $1000 of adjusted contract value). If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates, we will make payments based on those more favorable rates.

   Other assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

FIXED PERIOD ANNUITIES

Currently, we offer fixed period annuities only under the Income Appreciator Benefit and non-GMIB annuity options. Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start with the adjusted contract value, add interest assumed to be earned over the fixed period, and divide the sum by the number of payments you have requested. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

LIFE ANNUITIES

There are more variables that affect our calculation of life annuity payments. Most importantly, we make several assumptions about the annuitant's or co-annuitant's life expectancy, including the following:

- The Annuity 2000 Mortality Table is the starting point for our life expectancy assumptions. This table anticipates longevity of an insured population based on historical experience and reflecting anticipated experience for the year 2000.

GUARANTEED AND GMIB ANNUITY PAYMENTS

- Because life expectancy has lengthened over the past few decades, and likely will increase in the future, our life annuity calculations anticipate these developments. We do this largely by making a hypothetical reduction in the age of the annuitant (or co-annuitant), in lieu of using the annuitant's (or co-annuitant's) actual age, in calculating the payment amounts. By using such a reduced age, we base our calculations on a younger person, who generally would live longer and therefore draw life annuity payments over a longer time period. Given the longer pay-out period, the payments made to the younger person would be less than those made to an older person. We make two such age adjustments:

1. First, for all annuities, we start with the age of the annuitant (or co-annuitant) on his/her most recent birthday and reduce that age by either
   (a) four years, for life annuities under the GMIB sold in contracts on or after January 20, 2004, or upon subsequent state approval or (b) two years, with respect to guaranteed payments under life annuities not involving GMIB, as well as GMIB payments under contracts not described in (a) immediately above. For the reasons explained above in this section, the four year age reduction causes a greater reduction in the amount of the annuity payments than does the two-year age reduction.

2. Second, for life annuities under both versions of GMIB as well as guaranteed payments under life annuities not involving GMIB, we make a further age reduction according to the table in your contract entitled "Translation of Adjusted Age." As indicated in the table, the further into the future the first annuity payment is, the longer we expect the person receiving those payments to live, and the more we reduce the annuitant's (or co-annuitant's) age.

CURRENT ANNUITY PAYMENTS

Immediately above, we have referenced how we determine annuity payments based on "guaranteed" annuity purchase rates. By "guaranteed" annuity purchase rates, we mean the minimum annuity

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WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)
CONTINUED
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

purchase rates that are set forth in your annuity contract and thus contractually guaranteed by us. "Current" annuity purchase rates, in contrast, refer to the annuity purchase rates that we are applying to contracts that are entering the annuity phase at a given point in time. These current annuity purchase rates vary from period to period, depending on changes in interest rates and other factors. We do not guarantee any particular level of current annuity purchase rates. When calculating current annuity purchase rates, we use the actual age of the annuitant (or co-annuitant), rather than any reduced age.

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        4:

WHAT IS THE

        DEATH BENEFIT?
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

THE DEATH BENEFIT FEATURE PROTECTS THE CONTRACT VALUE FOR THE BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, during the accumulation period you can change the beneficiary at any time before the owner or last survivor, if there are spousal joint owners, dies. However, if the contract is jointly owned, the owner must name the joint owner and the joint owner must name the owner as the beneficiary.

CALCULATION OF THE DEATH BENEFIT

If the sole owner dies during the accumulation phase, we will, upon receiving appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the beneficiary designated by the owner. If there is a sole owner and there is only one beneficiary who is the owner's spouse, then the surviving spouse may continue the contract under the Spousal Continuance Benefit. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary on the date of death, then, at the death of the first to die, the death benefit will be paid to the surviving owner, or the surviving owner may continue the contract under the Spousal Continuance Benefit (for contracts sold on or after May 1, 2003, or upon subsequent state approval. For all other contracts, if the owner and joint owner are spouses we will pay this death benefit upon the death of the last surviving spouse who continues the contract as the sole owner.) If the contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the contract value and the contract will end. Joint ownership may not be allowed in your state.

   Upon receiving appropriate proof of death, the beneficiary will receive the greater of the following:

1) The current contract value (as of the time we receive proof of death in good order). We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.

2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen a Guaranteed Minimum Death Benefit (GMDB), the GMDB protected value.

   FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003 OR UPON SUBSEQUENT STATE APPROVAL, you may elect the base death benefit and the Guaranteed Minimum Death Benefit if you are age 85 or younger when you purchase the contract.

   FOR ALL OTHER CONTRACTS, you may elect the base death benefit if you are 85 or younger and you may elect a GMDB if you are 79 or younger when you purchase the contract.

GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed Minimum Death Benefit provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. If you elect the GMDB feature, you must elect a GMDB protected value option.

   The GMDB protected value option can be equal to the:

    -  GMDB roll-up,

    -  GMDB step-up, or

    -  Greater of the GMDB roll-up and the GMDB step-up.

   The GMDB protected value is calculated daily.

GMDB ROLL-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date that each invested purchase payment is made. Both the GMDB roll-up and the cap value will increase by subsequent invested purchase payments and reduce proportionally by withdrawals.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

   We stop increasing the GMDB roll-up by the effective annual interest rate on the later of:

- the contract anniversary coinciding with or next following the sole owner's or older owner's 80th birthday, or

- the 5th contract anniversary (APPLICABLE ONLY TO CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL).

However, the GMDB protected value will still increase by subsequent invested purchase payments and reduce by the effect of withdrawals.

   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 5% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 5%.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 3% subject to a 200% cap of all invested purchase payments, starting on the date that each invested purchase payment is made. We will increase the GMDB roll-up by subsequent invested purchase payments and reduce it by the effect of withdrawals.

   We stop increasing the GMDB roll-up by the effective annual interest rate on the 5th contract anniversary. However we will continue to reduce the GMDB protected value by the effect of withdrawals.

   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 3% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 3%.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

- the 5th contract anniversary (APPLICABLE ONLY TO CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL.)

However, we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter, we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

GREATER OF STEP-UP AND ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT

Under this option, the protected value is equal to the greater of the step-up value and the roll-up value.

   If you have chosen the base death benefit and death occurs after age 80, the beneficiary will receive the base death benefit described above. If you have chosen the Guaranteed Minimum Death Benefit option and death occurs on or after age 80, the beneficiary will receive the greater of: 1) the current contract value as of the date that due proof of death is received, and 2) the protected value of the GMDB roll-up or the GMDB step-up reduced proportionally by any subsequent withdrawals.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   Choice 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   Choice 2. The payment of the entire death benefit within a period of 5 years from the date of death.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable, fixed interest rate, or the market value adjustment options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as Guaranteed Minimum Income Benefit.

   Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the owner.

   If the owner and joint owner are spouses, any portion of the death benefit not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What Are The Tax Considerations Associated With The Strategic Partners FlexElite Contract?" on page 65.

EARNINGS APPRECIATOR BENEFIT

The Earnings Appreciator Benefit (EAB) is an optional, supplemental death benefit that provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation phase. Any Earnings Appreciator Benefit payment we make will be in addition to any other death benefit payment we make under the contract. This feature may not be available in your state.

   The Earnings Appreciator Benefit is designed to provide a beneficiary with additional funds when we pay a death benefit in order to defray the impact taxes may have on that payment. Because individual circumstances vary, you should consult with a qualified tax advisor to determine whether it would be appropriate for you to elect the Earnings Appreciator Benefit.

   If you want the Earnings Appreciator Benefit, you generally must elect it at the time you apply for the contract. If you elect the Earnings Appreciator Benefit, you may not later revoke it.

   Upon our receipt of proof of death in good order, we will determine an Earnings Appreciator Benefit by multiplying the Earnings Appreciator Benefit percentage below by the lesser of: (i) the then-existing amount of

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

earnings under the contract, or (ii) an amount equal to 3 times the sum of all purchase payments previously made under the contract.

   FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003 OR UPON SUBSEQUENT STATE APPROVAL, for purposes of computing earnings and purchase payments under the Earnings Appreciator Benefit, we calculate earnings as the difference between the contract value and the sum of all purchase payments. Withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis.

   FOR ALL OTHER CONTRACTS, for purposes of computing earnings and purchase payments under the EAB, we increase the initial purchase payments by any subsequent purchase payments and reduce it proportionally by any withdrawals--the total contract value less that resultant sum being earnings.

   When determining the amount of 3 times the sum of all purchase payments mentioned in this section, we exclude purchase payments made both (i) after the first contract anniversary and (ii) within 12 months of the date of death (proportionally reduced for withdrawals).

   The EAB percentages are as follows:

-  40% if the owner is age 70 or younger on the date the application is signed.

- 25% if the owner is between ages 71 and 75 on the date the application is signed.

- FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, 15% if the owner is between ages 76 and 79 on the date the application is signed.

   If the contract is owned jointly, the age of the older of the owner or joint owner determines the EAB percentage.

   If the surviving spouse is continuing the contract in accordance with the Spousal Continuance Benefit (See "Spousal Continuance Benefit" below), the following conditions apply:

- In calculating the Earnings Appreciator Benefit, we will use the age of the surviving spouse at the time that the Spousal Continuance Benefit is activated to determine the applicable EAB percentage.

- For the original version of the contract, we will not allow the surviving spouse to continue the Earnings Appreciator Benefit (or bear the charge associated with this benefit) if he or she is age 76 or older on the date that the Spousal Continuance Benefit is activated. FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON STATE APPROVAL, we will not allow the surviving spouse to continue the Earnings Appreciation Benefit (or bear the charge associated with this benefit) if he or she is age 80 or older on the date the Spousal Continuance Benefit is activated.

- If the Earnings Appreciator Benefit is continued, we will calculate any applicable Earnings Appreciator Benefit payable upon the surviving spouse's death by treating the contract value (as adjusted under the terms of the Spousal Continuance Benefit) as the first purchase payment.

TERMINATING THE EARNINGS APPRECIATOR BENEFIT

The Earnings Appreciator Benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract,

- the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Benefit,

-  the date the contract terminates, or

-  the date you annuitize the contract.

SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive proof of the owner's death in good order, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the owner's death, nor can the surviving spouse be older than 95 on the date of the owner's death. Assuming the above conditions are present, the surviving spouse can elect the Spousal Continuance Benefit, but must do so no

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

later than 60 days after furnishing proof of the owner's death in good order.

   Upon activation of the Spousal Continuance Benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate and market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment. We will waive the $1,000 minimum requirement for the market value adjustment option.

   Under the Spousal Continuance Benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the Spousal Continuance Benefit. In addition, the contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the Spousal Continuance Benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals),

plus the amount of any applicable Earnings Appreciator Benefit.

   IF YOU ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB ROLL-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB roll-up,

plus the amount of any applicable Earnings Appreciator Benefit.

   IF YOU ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up,

plus the amount of any applicable Earnings Appreciator Benefit.

   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GREATER OF THE GMDB ROLL-UP AND GMDB STEP-UP, we will adjust the contract value to equal the greatest of:

-  the contract value,

-  the GMDB roll-up, or

-  the GMDB step-up,

plus the amount of any applicable Earnings Appreciator Benefit.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB roll-up and the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding discussion in this section.

   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the Guaranteed Minimum Death Benefit provisions of the contract. The contract may not be continued upon the death of a spouse who had assumed ownership of the contract through the exercise of the Spousal Continuance Benefit.

   FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the Guaranteed Minimum Income Benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However, the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the Spousal Continuance Benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

surviving spouse from utilizing the Guaranteed Minimum Income Benefit, we will revoke the Guaranteed Minimum Income Benefit under the contract at that time and we will no longer charge for that benefit.

   FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the Income Appreciator Benefit will end unless the contract is continued by the owner's surviving spouse under the Spousal Continuance Benefit. If the contract is continued by the surviving spouse, we will continue to pay the balance of any Income Appreciator Benefit payments until the earliest to occur of the following: (a) the date on which 10 years' worth of IAB automatic withdrawal payments or IAB credits, as applicable, have been paid, (b) the latest date on which annuity payments would have had to have commenced had the owner not died (i.e., contract anniversary coinciding with or next following the annuitant's 95th birthday, or (c) the contract anniversary coinciding with or next following the annuitants' surviving spouse's 95th birthday.

   If the Income Appreciator Benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the Spousal Continuation Benefit, when added to the remainder of the Income Appreciator Benefit waiting period to be satisfied, would preclude the surviving spouse from utilizing the Income Appreciator Benefit, we will revoke the Income Appreciator Benefit under the contract at that time and we will no longer charge for that benefit. If the Income Appreciator Benefit has been in force for 7 contract years or more, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the Income Appreciator Benefit is activated after the contract is continued by the surviving spouse, the Income Appreciator Benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.

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        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        FLEXELITE CONTRACT?
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you give us to purchase the contract. The minimum initial purchase payment is $10,000, and may not exceed $1,000,000 absent our prior approval. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.

   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of:

-  the owner;

-  the joint owner;

-  the annuitant; or

-  the co-annuitant

   Currently, the maximum aggregate purchase payment you may make is $20 million. We limit the maximum total purchase payments in any contract year, other than the first to $2 million absent our prior approval. Depending on the applicable state law, other limits may apply.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment among the variable investment options, fixed interest rate options, or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. Allocations to the DCA Fixed Rate Option must be no less than $2,000 for contracts sold on or after May 1, 2003, or upon subsequent state approval (for all other contracts $5,000) and, allocations to the market value adjustment option must be no less than $1,000.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. Subsequent purchase payments received in good order after 4:00 p.m., Eastern time will be credited on the following business day.

CREDIT ELECTION

We will notify you of your option to make a credit election thirty days before your 3rd and 6th contract anniversaries. If you make a credit election, we will add to your contract value a credit amount of at least 0.5% of the contract value as of the applicable contract anniversary. Currently, we will add a credit amount of 1% of the contract value as of the applicable contract anniversary. The credit will be allocated to the variable or fixed interest rate options or the market value adjustment option in the same proportion as the contract value on the contract anniversary. We must receive your credit election in good order by your contract anniversary in order to add the credit to your contract value. This option is not available if the annuitant or co-annuitant is 81 or older on the contract date, the contract is continued under the Spousal Continuance Benefit, or you previously elected not to take the credit.

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HOW CAN I PURCHASE A STRATEGIC PARTNERS FLEXELITE CONTRACT? CONTINUED
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

   After you make a credit election, amounts you withdraw will be subject to a credit election withdrawal charge of 7% for the first three contract years since your credit election.

   These charges may be lower in certain states.

   The credit election withdrawal charges are determined and applied in the same manner as the withdrawal charges described on page 58. Credits and related earnings are treated as earnings under the contract.

   We recoup the cost of the credit by assessing withdrawal charges for a longer period of time. If you make a withdrawal during the credit election withdrawal charge period you may be in a worse position than if you had declined the credit. This credit option may not be available in your state.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option;

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes; and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment allocated to a variable investment option by the unit price of the accumulation unit for that variable investment option. We calculate the unit price for each variable investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments.

   We reserve the right to terminate the contract, and pay the contract value to you, in either of the following scenarios: (i) if immediately prior to the annuity date, the contract value is less than $2000, or if the contract would provide annuity payments of less than $20 per month and (ii) if during the accumulation period, no purchase payment has been received during the immediately preceding two contract years and each of the following is less than $2000: (a) the total purchase payments (less withdrawals) made prior to such period, and (b) the current contract value.

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        PARTNERS FLEXELITE CONTRACT?
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. THESE CHARGES AND EXPENSES ARE DESCRIBED BELOW.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

INSURANCE AND ADMINISTRATIVE CHARGE

Each day we make a deduction for the insurance and administrative charge. This charge covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a Guaranteed Minimum Death Benefit option, the insurance and administrative charge also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge is for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The Guaranteed Minimum Death Benefit risk portion of the charge, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit option that you choose.

   FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, the charge is equal to:

    -  1.65% on an annual basis if you choose the base benefit,

    - 1.9% on an annual basis if you choose either the roll-up or step-up Guaranteed Minimum Death Benefit option, and

    - 2% on an annual basis if you choose the greater of the roll-up and step-up Guaranteed Minimum Death Benefit option.

   FOR ALL OTHER CONTRACTS:

    -  1.6% on an annual basis if you choose the base benefit, and

    - 1.8% on an annual basis if you choose either the roll-up or step-up Guaranteed Minimum Death Benefit option.

    - 1.9% on an annual basis if you choose the greater of the roll-up and step-up Guaranteed Minimum Death Benefit option.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

   If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this charge. The insurance risk charge for your contract cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. As described on page 55, when you make a credit election, a 7% withdrawal charge will be applied to amounts withdrawn for the three contract years following the credit election. The withdrawal charge may also apply if you begin the income phase during these periods, depending upon the annuity option you choose.

   The withdrawal charge is the percentage, shown below, of the amount withdrawn. Full contract years are measured from the contract date with respect to the initial withdrawal charge and from the date you make a credit election with respect to the credit election withdrawal charge.

FULL CONTRACT YEARS
 FROM THE CONTRACT
 DATE AND FROM THE
  DATE YOU MAKE A
  CREDIT ELECTION          WITHDRAWAL CHARGE
--------------------------------------------
         0                         7%
         1                         7%
         2                         7%
         3                         0%

   In certain states reduced withdrawal charges may apply for certain ages if a credit election is made.

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge, and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making deductions for charges.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We determine the "charge-free amount" available to you in a given contract year on the contract anniversary that begins that year. The charge-free amount in a given contract year is equal to 10% of the sum of all purchase payments that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.

   When you make a withdrawal, we will deduct the amount of the withdrawal first from the available charge-free amount. Any excess amount will then be deducted from purchase payments in excess of the charge-free amount and subject to applicable withdrawal charges. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

   If a withdrawal is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period, we will make a market value adjustment to the withdrawal amount. We will then apply a withdrawal charge to the adjusted amount. Withdrawal charges will never be greater than permitted by applicable law.

WAIVER OF WITHDRAWAL CHARGE FOR CRITICAL CARE

Except as restricted by applicable state law, we will waive all withdrawal charges and any market value adjustment upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. We will also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This waiver is not available if the owner has assigned ownership of the contract to someone else.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

MINIMUM DISTRIBUTION REQUIREMENTS

FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, if a withdrawal is taken from a tax qualified contract under the minimum distribution option in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What Are The Tax Considerations Associated With The Strategic Partners Annuity One Contract?" on page 65.

CONTRACT MAINTENANCE CHARGE

On each contract anniversary during the accumulation phase, if your contract value is less than $100,000, we will deduct the lesser of $50 or 2% of your contract value, for administrative expenses. (This fee may differ in certain states). While this is what we currently charge, we may increase this charge up to a maximum of $60. Also, we may raise the level of the contract value at which we waive this fee. The charge will be deducted proportionately from each of the contract's variable investment options, fixed interest rate options, and guarantee periods within the market value adjustment option. This same charge will also be deducted when you surrender your contract if your contract value is less than $100,000.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the Guaranteed Minimum Income Benefit. FOR CONTRACTS SOLD ON OR AFTER JANUARY 20, 2004, or upon subsequent state approval, we will deduct a charge equal to 0.50% per year of the average GMIB protected value for the period the charge applies. FOR ALL OTHER CONTRACTS, this is an annual charge equal to 0.45% of the average GMIB protected value for the period the charge applies. We deduct the charge from your contract value on each of the following events:

-  each contract anniversary,

-  when you begin the income phase of the contract,

-  upon a full withdrawal, and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable Guaranteed Minimum Income Benefit charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Because the charge is calculated based on the average GMIB protected value, it does not increase or decrease based on changes to the annuity's contract value due to market performance. If the GMIB protected value increases, the dollar amount of the annual charge will increase, while a decrease in the GMIB protected value will decrease the dollar amount of the charge.

   The charge is deducted annually in arrears each contract year on the contract anniversary. We deduct the amount of the charge pro-rata from the contract value allocated to the variable investment options, the fixed interest rate options, and the market value adjustment option. No market value adjustment will apply to the portion of the charge deducted from the market value adjustment option. If you surrender your contract, begin receiving annuity payments under the GMIB or any other annuity payout option we make available during a contract year, or the GMIB terminates, we will deduct the charge for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year). Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable Guaranteed Minimum Income Benefit charge, we will deduct the charge from the amount we pay you.

   THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We will not impose the Guaranteed Minimum Income Benefit charge after the income phase begins.

INCOME APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the Income Appreciator Benefit. This is an annual charge equal to 0.25% of your contract value. The Income Appreciator Benefit charge is calculated:

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or the first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Although the Income Appreciator Benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge.

   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

   The Income Appreciator Benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. No market value adjustment will apply to the portion of the charge deducted from the market value adjustment option. Upon a full withdrawal, or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge, the charge is deducted from the amount paid. The payment of the Income Appreciator Benefit charge will be deemed to be made from earnings for purposes of calculating other charges. THE FACT THAT WE IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We do not assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization. However, we do assess the IAB charge during the 10-year payment period contemplated by IAB Options 2 and 3. Moreover, you should realize that amounts credited to your contract value under IAB Option 3 increase the contract value, and because the IAB fee is a percentage of your contract value, the IAB fee may increase as a consequence of those additions.

EARNINGS APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the Earnings Appreciator supplemental death benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value.

   We calculate the charge on each of the following events:

   -  each contract anniversary,

   -  on the annuity date,

   - upon death of the sole or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at time of calculation and is pro-rated based on the portion of the contract year since the date that the Earnings Appreciator Benefit charge was last calculated.

   Although the Earnings Appreciator Benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable charge.

   We withdraw this charge from each investment option (including each guarantee period) in the same proportion that the amount allocated to the investment option bears to the total contract value. No market

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

value adjustment will apply to the portion of the charge deducted from the market value adjustment option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable Earnings Appreciator Benefit charge, we will deduct the charge from the amount we pay you. We will deem the payment of the Earnings Appreciator Benefit charge as made from earnings for purposes of calculating other charges.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a charge against the value of the contract to pay some or all of these taxes. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax on us, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $10 for each additional transfer. We have the right to increase this fee up to a maximum of $30 per transfer, but we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

UNDERLYING MUTUAL FUND FEES

When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2003, the fees of these funds ranged on an annual basis from 0.37% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds.

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        7:

HOW CAN I

        ACCESS MY MONEY?
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

YOU CAN ACCESS YOUR MONEY BY:

- MAKING A WITHDRAWAL (EITHER PARTIAL OR COMPLETE); OR

- CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be taken proportionately from all of the investment options you have selected. The minimum contract value that must remain in order to keep the contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the contract value below this minimum, we will withdraw the maximum amount available that, with the withdrawal charge, would not reduce the contract value below such minimum.

   With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.

   INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is generally $100.

   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE

The Income Appreciator Benefit (or "IAB") is discussed on page 45. As mentioned there, you may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income Appreciator Benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

order. Under IAB Options 2 and 3, you can choose to have the Income Appreciator Benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.

   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

Under this option, you elect to receive the Income Appreciator Benefit during the accumulation phase. When you activate the benefit, a 10-year Income Appreciator Benefit automatic withdrawal payment program begins. We will pay you the Income Appreciator Benefit amount in equal installments over a 10-year payment period. You may combine this Income Appreciator Benefit amount with an automated withdrawal amount from your contract value, in which case each combined payment must be at least $100.

   The maximum automated withdrawal payment amount that you may receive from your contract value under this Income Appreciator Benefit program in any contract year during the 10-year period may not exceed 10% of the contract value as of the date you activate the Income Appreciator Benefit.

   Once we calculate the Income Appreciator Benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not to amounts attributable to the Income Appreciator Benefit.

   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the Income Appreciator Benefit amount for the remainder of the 10-year payment period.

DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2

You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining Income Appreciator Benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any Income Appreciator Benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable investment options, fixed interest rate options, or the market value adjustment option in the same proportions as your most recent purchase payment allocation percentages.

   You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the Income Appreciator Benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE

Under this option, you can activate the Income Appreciator Benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these Income Appreciator Benefit credits to the variable investment options, the fixed interest rate options, or the market value adjustment option. We will waive the $1,000 minimum requirement for the market value adjustment option. We will calculate the Income Appreciator Benefit amount on the date we receive your written request in good order. Once we have calculated the Income Appreciator Benefit, the Income Appreciator Benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.

   Before we add the last Income Appreciator Benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the Income Appreciator Benefit as payments to you (instead of credits to the contract value) under the Income Appreciator Benefit program for the remainder of the 10-year payment period.

   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

EXCESS WITHDRAWALS

During the 10-year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is withdrawn from your contract value in a contract year that exceeds the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated, that have not been previously withdrawn.

   We will deduct the excess withdrawal on a proportional basis from the remaining Income Appreciator Benefit amount. We will then calculate and apply a new reduced Income Appreciator Benefit amount.

   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated, that have not been previously withdrawn, do not reduce the remaining Income Appreciator Benefit amount. Additionally, if the amount withdrawn in any year is less than the excess withdrawal threshold, the difference between the amount withdrawn and the threshold can be carried over to subsequent years on a cumulative basis and withdrawn without causing a reduction to the Income Appreciator Benefit amount.

EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT

We will not make Income Appreciator Benefit payments after the date you make a total withdrawal of the contract surrender value.

SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The SEC, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or process any transfer made from the fixed interest rate options promptly upon request.

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        8:
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

        PARTNERS FLEXELITE CONTRACT?
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

The tax considerations associated with the Strategic Partners FlexElite contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust, acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

   This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract, such as the Guaranteed Minimum Death Benefit, should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for these benefits could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for the owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. Also, if you elect the interest payment option, that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.); or

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See "Federal Tax Status" in the Statement of Additional Information.)

   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

   Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death

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benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

   Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1: The beneficiary is taxed on earnings in the contract.

- Choice 2: The beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

- Choice 3: The beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section below for a discussion regarding withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   DIVERSIFICATION AND INVESTOR CONTROL. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this prospectus. We will take any action, including modifications to your contract or the investment options, required to comply with such guidelines if promulgated.

   Please refer to the Statement of Additional Information for further information on these diversification and investor control issues.

   REQUIRED DISTRIBUTIONS UPON YOUR DEATH. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after

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the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

   If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   CHANGES IN THE CONTRACT. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contractowners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

   Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS OF WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAS. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 78 contains information about eligibility, contribution limits, tax particulars and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater) less any applicable federal and state income tax withholding.

   CONTRIBUTIONS LIMITS/ROLLOVERS. Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law that you may make to an IRA. For 2004 the limit is $3,000; increasing in 2005 to 2007 to $4,000; and for 2008 to $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2004 to 2005 and an additional $1,000 in 2006 and years thereafter. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy

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the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan into another Section 401(a) plan.

   REQUIRED PROVISIONS. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described on page 70).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described on page 70);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described on page 70).

   ROTH IRAS. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements:
   (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or
   (d) for a qualified first time homebuyer distribution within the meaning of
   Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA; and

- If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may only purchase a contract for a Roth IRA in connection with a "rollover" or "conversion" of amounts of another traditional IRA, conduit IRA, or Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to a Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth

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IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA or Roth IRA before you attain age 59 1/2.

   Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled; or

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

   Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally per-

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mit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What Are The Expenses Associated With The Strategic Partners FlexElite Contract" starting on page 57.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale And Distribution Of The Contract" on page 72.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 78.

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OTHER

        INFORMATION

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and therefore, is subject to the insurance laws and regulations of all the jurisdictions where it is licensed to do business.

   Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.

   Pruco Life publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life that is annually audited by independent accountants. Pruco Life's annual report for the year ended December 31, 2003, together with subsequent periodic reports that Pruco Life files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life is 33-37587. You may read and copy any filings made by Pruco Life with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts under a "best efforts" underwriting agreement with Pruco Life under which PIMS is reimbursed for its costs and expenses. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (NASD).

   Compensation is paid to broker/dealer firms whose registered representatives sell the contract according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 8%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of contract value (a "trail commission"). We may also provide compensation for providing ongoing service to you in relation to the contract.

   In addition, in an effort to promote the sale of our products (which may include the placement of Pruco

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Life and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative and/or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our business, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life and that are typical of the businesses in which Pruco Life operates. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.

   In January 2004, the NASD fined Prudential Equity Group, Inc. (formerly known as Prudential Securities Incorporated) and PIMS $2 million, and ordered the firms to pay customers $9.5 million for sales of fixed and variable annuities that violated a New York State Insurance Department regulation concerning replacement sales and NASD rules. We brought this matter to the New York Insurance Department and the NASD's attention in response to an internal investigation, and in consultation with both New York and the NASD, we have initiated a remediation program for all affected customers which has already provided $8 million in remediation.

ASSIGNMENT

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life, the co-issuer of the Strategic Partners

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OTHER INFORMATION CONTINUED

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

FlexElite contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter

-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Federal Tax Status

-  State Specific Variations

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.

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

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

GENERAL FORMULA

The formula under which Pruco Life calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under the market value adjustment option is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 +
MVA). The MVA itself is calculated as follows:
                              1 + I
                  MVA = [(-------------)to the N/12 power] -1
                          1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.
        J   =    the current credited interest rate
                 offered on new money at the time of
                 withdrawal or annuitization or
                 settlement for a guarantee period of
                 equal length to the number of whole
                 years remaining in the Contract's
                 current guarantee period plus one
                 year.
        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

PENNSYLVANIA FORMULA

We use the same MVA formula with respect to contracts issued in Pennsylvania as the general formula, except that "J" in the formula above uses an interpolated rate as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.

INDIANA FORMULA

We use the following MVA formula for contracts issued in Indiana:
                              1 + I
                   MVA = [(-----------)to the N/12 power] -1
                              1 + J

The variables I, J and N retain the same definitions as the general formula.

MARKET VALUE ADJUSTMENT EXAMPLE

(ALL STATES EXCEPT INDIANA AND PENNSYLVANIA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  5% (0.05)

    The MVA factor calculation would be: [(1.06)/(1.05 + 0.0025)]to the (38/12) power -1 = 0.02274

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.02274 = $253.03

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $253.03 = $11,380.14

--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 7%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

   The MVA factor calculation would be: [(1.06)/(1.07 + 0.0025)] to the(38/12) power -1 = -0.03644

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.03644) = -$405.47

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$405.47) = $10,721.64

MARKET VALUE ADJUSTMENT EXAMPLE

(PENNSYLVANIA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] =
         0.0417

   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the (38/12) power-1 = 0.04902

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.04902 = $545.45

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $545.45 = $11,672.56

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] =
         0.0717

   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the (38/12) power-1 = -0.04098

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.04098) = -$455.99

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
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$455.99) = $10,671.12

MARKET VALUE ADJUSTMENT EXAMPLE

(INDIANA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  5% (0.05)

The MVA factor calculation would be: [(1.06)/(1.05)] to the (38/12) power-1 = 0.03047

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 x 0.03047 = $339.04

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $339.04 = $11,466.15

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 7%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

    The MVA factor calculation would be: [(1.06)/(1.07)]to the (38/12) power -1 = -0.02930

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.02930) = -$326.02

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$326.02) = $10,801.09

--------------------------------------------------------------------------------

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a refund (less any applicable federal and state income tax withholding) within 10 days after it is delivered, or applicable state required period, if longer. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it to you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA contributions must be made by no later than the due date for filing your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $45,000 in 2004, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $45,000 -- $55,000. For married couples filing jointly, the applicable dollar limitation is $65,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $65,000 -- $75,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $55,000 for individuals and $75,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you should contribute more than the maximum contribution amount to your IRA, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See "Premature Distributions" on page 79).

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including

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

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See "Contributions And Deductions" on page 78. If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA and reinvest it in another IRA. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can also be rolled over from an IRA or Simplified Employee Pension IRA to an IRA or to another qualified retirement plan or 457 government plan.

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA to anyone. Use of an IRA as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA. In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. You may elect to receive the distribution under

--------------------------------------------------------------------------------

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age
70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is defined under IRS regulations. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA, the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary, or as a program of minimum distributions. This annuity or minimum distribution program must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the lesser of the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of

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

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. If you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

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                                                                              81

         APPENDIX A

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

As we have indicated throughout this prospectus, the Strategic Partners FlexElite Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19101.

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
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES:
(BASE DEATH BENEFIT 1.60)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00649                  $0.75325                       93,203
         1/1/2003 to 12/31/2003                      $0.75325                  $0.96574                      650,728

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00967                  $0.80433                       19,194
         1/1/2003 to 12/31/2003                      $0.80433                  $1.04229                      135,937

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00696                  $0.78574                      122,789
         1/1/2003 to 12/31/2003                      $0.78574                  $1.03683                      199,985

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00000                  $0.99920                      423,551
         1/1/2003 to 12/31/2003                      $0.99920                  $0.99175                    2,261,832

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00875                  $0.81778                       59,882
         1/1/2003 to 12/31/2003                      $0.81778                  $1.03180                    1,305,656

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00860                  $0.79642                       40,410
         1/1/2003 to 12/31/2003                      $0.79642                  $1.00386                      239,625

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00677                  $0.79525                      312,154
         1/1/2003 to 12/31/2003                      $0.79525                  $1.03928                      757,989

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00304                  $0.78203                       96,866
         1/1/2003 to 12/31/2003                      $0.78203                  $0.97382                      262,005

SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00936                  $0.85600                       37,745
         1/1/2003 to 12/31/2003                      $0.85600                  $1.04209                      156,248

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00779                  $0.78002                       83,646
         1/1/2003 to 12/31/2003                      $0.78002                  $0.95090                    1,707,961

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00335                  $0.88984                    2,338,741
         1/1/2003 to 12/31/2003                      $0.88984                  $1.07623                    5,502,079


* DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                   THIS CHART CONTINUES ON
THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.60)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00203                  $0.93918                    2,345,900
         1/1/2003 to 12/31/2003                      $0.93918                  $1.07673                    4,403,658
SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00676                  $0.85482                      433,610
         1/1/2003 to 12/31/2003                      $0.85482                  $1.08886                    1,349,154
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00812                  $0.81844                      208,005
         1/1/2003 to 12/31/2003                      $0.81844                  $1.02601                      378,060
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00401                  $0.77921                      127,081
         1/1/2003 to 12/31/2003                      $0.77921                  $1.02081                      659,327
SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00493                  $0.84271                      723,141
         1/1/2003 to 12/31/2003                      $0.84271                  $1.06394                    1,988,561
SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00956                  $0.83364                       51,159
         1/1/2003 to 12/31/2003                      $0.83364                  $1.04013                      401,897
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00460                  $0.76575                       89,492
         1/1/2003 to 12/31/2003                      $0.76575                  $0.95573                      229,832
SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.98986                  $0.68122                       64,598
         1/1/2003 to 12/31/2003                      $0.68122                  $0.93944                      718,763
SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.99896                  $0.97196                      257,990
         1/1/2003 to 12/31/2003                      $0.97196                  $1.17106                    3,639,912
SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.99996                  $1.05757                      946,026
         1/1/2003 to 12/31/2003                      $1.05757                  $1.10183                    4,014,394
SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00813                  $0.75658                       77,973
         1/1/2003 to 12/31/2003                      $0.75658                  $1.05808                      234,827
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.99996                  $0.76251                       66,083
         1/1/2003 to 12/31/2003                      $0.76251                  $1.01108                      571,775


* DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                   THIS CHART CONTINUES ON
THE NEXT PAGE

--------------------------------------------------------------------------------
 84

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.60)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00807                  $0.80793                       98,858
         1/1/2003 to 12/31/2003                      $0.80793                  $1.00077                       79,543

SP TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00200                  $0.68057                        2,907
         1/1/2003 to 12/31/2003                      $0.68057                  $0.95387                      188,395

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00364                  $0.76891                       36,399
         1/1/2003 to 12/31/2003                      $0.76891                  $1.05634                      992,042

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00860                  $0.77398                        8,577
         1/1/2003 to 12/31/2003                      $0.77398                  $1.00180                       86,824

* DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES:
(GREATER OF ROLL-UP AND STEP-UP GMDB 2.00)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD

JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99921                  $1.21145                      779,617

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00117                  $1.24857                      193,463

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00326                  $1.23779                      155,832
PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99997                  $0.99224                      212,815

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99953                  $1.20803                      423,123

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99995                  $1.25016                       94,946
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00158                  $1.26460                      912,164

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99611                  $1.22686                       40,542

SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99816                  $1.19826                      316,000
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99809                  $1.13844                      383,589

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00116                  $1.15404                    2,516,911

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00100                  $1.08861                      562,468
SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99995                  $1.24302                    1,399,288

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00500                  $1.27708                      460,314

SP GOLDMAN SACHS SMALL CAP PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99690                  $1.29176                      584,437
SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00135                  $1.21051                    3,262,410


* DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                     THIS CHART CONTINUES ON
THE NEXT PAGE

--------------------------------------------------------------------------------
 86

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
(GREATER OF ROLL-UP AND STEP-UP GMDB 2.00)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99746                  $1.21513                      366,983

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99995                  $1.19662                      139,899

SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99765                  $1.29694                      542,782

SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00293                  $1.08266                      481,047

SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00170                  $1.01274                      880,192
SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00190                  $1.28167                      217,286

SP STATE STREET RESEARCH SMALLCAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00196                  $1.29715                      241,209

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99621                  $1.16761                      197,854

SP TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00272                  $1.30756                      229,497

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00451                  $1.32707                      180,985

JANUS ASPEN SERIES--GROWTH PORTFOLIO
SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99867                  $1.20059                       61,017

* DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.

--------------------------------------------------------------------------------

         APPENDIX B

HYPOTHETICAL ILLUSTRATIONS
--------------------------------------------------------------------------------

The illustrations set out in the following tables depict hypothetical values based on the following salient assumptions:

      We assume that (i) the contract was issued to a male who was 60 years old on the contract date, (ii) he made a single purchase payment of $100,000 on the contract date, and (iii) he took no withdrawals during the time period illustrated.

      To calculate the contract values illustrated on the following pages, we start with certain hypothetical rates of return (i.e., gross rates of return equal to 0%, 6% and 10% annually). The hypothetical gross rates of return are first reduced by the arithmetic average fees of the mutual funds underlying the variable investment options. To compute the arithmetic average of the fees of the underlying mutual funds, we added the investment management fees, other expenses, and any 12b-1 fees of each underlying mutual fund and then divided that sum by the number of mutual funds within the annuity product. In other words, we assumed hypothetically that values are allocated equally among the variable investment options. If you allocated the contract value unequally among the variable investment options, that would affect the amount of mutual fund fees that you bear indirectly, and thereby would influence the values under the annuity contract. Based on the fees of the underlying mutual funds as of December 31, 2003 (not giving effect to the expense reimbursements or expense waivers that are described in the prospectus fee table), the arithmetic average fund fees were equal to 1.09% annually. If we did take expense reimbursements and waivers into account here, that would have lowered the arithmetic average, and thereby increased the illustrated values. The hypothetical gross rates of return are next reduced by the insurance and administrative charge associated with the selected death benefit option. Finally, the contract value is reduced by the annual charges for the optional benefits that are illustrated as well as by the contract maintenance charge.

      The hypothetical gross rates of return of 0%, 6% and 10% annually, when reduced by the arithmetic average mutual fund fees and the insurance and administrative charge, correspond to net annual rates of return of -3.02%, 2.80% and 6.68%, respectively. These net rates of return do not reflect the contract maintenance charge or the charges for optional benefits. If those charges were reflected in the above-referenced net returns, then the net returns would be lower.

      An 'N/A' in these columns indicates that the benefit cannot be exercised in that year.

      A '0' in these columns indicates that the contract has terminated due to insufficient account value and, consequently, the guaranteed benefit has no value.

      The values that you actually realize under a contract will be different from what is depicted here if any of the assumptions we make here differ from your circumstances. We will provide you with a personalized illustration upon request.

      Please see your prospectus for the meaning of the terms used here and for a description of how the various illustrated features operate.

--------------------------------------------------------------------------------
 88

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

STRATEGIC PARTNERS FLEXELITE
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS

MALE, ISSUE AGE 60
BENEFITS:
    GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT
    EARNINGS APPRECIATOR BENEFIT
    GUARANTEED MINIMUM INCOME BENEFIT
    INCOME APPRECIATOR BENEFIT
    NO CREDIT ELECTION
10% ASSUMED RATE OF RETURN
--------------------------------------------------------------------------------

            PROJECTED VALUE                         DEATH BENEFIT(S)                       LIVING BENEFIT(S)
---------------------------------------   -------------------------------------   ------------------------------------
                                                                EAB                         IAB                GMIB
                                                    ---------------------------   ------------------------   ---------

                                           DEATH     EARNINGS      TOTAL DEATH                   AMOUNT        GMIB
       ANNUITANT   CONTRACT   SURRENDER   BENEFIT   APPRECIATOR   BENEFIT VALUE               AVAILABLE TO   PROTECTED
YEAR      AGE       VALUE       VALUE      VALUE      BENEFIT        AND EAB      IAB VALUE    ANNUITIZE       VALUE
----------------------------------------------------------------------------------------------------------------------
1         61       105,581      99,281    105,581       2,232        107,813           N/A          N/A       105,000
2         62       111,476     105,176    111,476       4,591        116,067           N/A          N/A       110,250
3         63       117,704     117,704    117,704       7,082        124,786           N/A          N/A       115,763
4         64       124,283     124,283    124,283       9,713        133,996           N/A          N/A       121,551
5         65       131,233     131,233    131,233      12,493        143,726           N/A          N/A       127,628
6         66       138,576     138,576    138,576      15,430        154,006           N/A          N/A       134,010
7         67       146,333     146,333    146,333      18,533        164,866         6,950      153,283       140,710
8         68       154,528     154,528    154,528      21,811        176,340         8,179      162,708       147,746
9         69       163,187     163,187    163,187      25,275        188,462        12,637      175,825       155,133
10        70       172,336     172,336    172,336      28,934        201,270        14,467      186,803       162,889
15        75       226,482     226,482    226,482      50,593        277,075        31,620      258,102       200,000
20        80       298,774     298,774    298,774      79,510        378,284        49,694      348,468       200,000
25        85       395,945     395,945    395,945     118,378        514,323        73,986      469,931       200,000
30        90       526,555     526,555    526,555     120,000        646,555       106,639      633,194       200,000
35        95       702,113     702,113    702,113     120,000        822,113       150,528      852,642       200,000
----------------------------------------------------------------------------------------------------------------------

               LIVING BENEFIT(S)
----  ------------------------------------
                      GMIB
      ------------------------------------
           GMIB         PROJECTED CONTRACT
        GUARANTEED        ANNUAL ANNUITY
       ANNUAL PAYOUT    PAYOUT FOR SINGLE
      FOR SINGLE LIFE      LIFE ANNUITY
       WITH 10 YEAR        WITH 10 YEAR
YEAR  PERIOD CERTAIN      PERIOD CERTAIN
----  ------------------------------------
1             N/A                N/A
2             N/A                N/A
3             N/A                N/A
4             N/A                N/A
5             N/A                N/A
6             N/A                N/A
7           7,684              9,366
8           8,333             10,187
9           9,039             11,084
10         10,554             12,299
15         15,787             19,363
20         19,014             29,010
25         23,787             44,023
30         29,100             63,958
35         36,080             91,896
-------------------------------------------------------------

6% ASSUMED RATE OF RETURN
--------------------------------------------------------------------------------

            PROJECTED VALUE                         DEATH BENEFIT(S)                       LIVING BENEFIT(S)
---------------------------------------   -------------------------------------   ------------------------------------
                                                                EAB                         IAB                GMIB
                                                    ---------------------------   ------------------------   ---------

                              SURRENDER    DEATH     EARNINGS      TOTAL DEATH                   AMOUNT      PROTECTED
       ANNUITANT   CONTRACT     VALUE     BENEFIT   APPRECIATOR   BENEFIT VALUE               AVAILABLE TO     VALUE
YEAR      AGE       VALUE     ---------    VALUE      BENEFIT        AND EAB      IAB VALUE    ANNUITIZE     ---------
----------------------------------------------------------------------------------------------------------------------
1         61       101,723      95,423    105,000         689       105,689           N/A           N/A       105,000
2         62       103,459      97,159    110,250       1,384       111,634           N/A           N/A       110,250
3         63       105,207     105,207    115,763       2,083       117,845           N/A           N/A       115,763
4         64       106,965     106,965    121,551       2,786       124,337           N/A           N/A       121,551
5         65       108,733     108,733    127,628       3,493       131,122           N/A           N/A       127,628
6         66       110,510     110,510    134,010       4,204       138,214           N/A           N/A       134,010
7         67       112,294     112,294    140,710       4,918       145,628         1,844       114,138       140,710
8         68       114,083     114,083    147,746       5,633       153,379         2,112       116,195       147,746
9         69       115,876     115,876    155,133       6,350       161,483         3,175       119,051       155,133
10        70       117,671     117,671    162,889       7,069       169,958         3,534       121,206       162,889
15        75       126,632     126,632    207,893      10,653       218,546         6,658       133,290       200,000
20        80       136,205     136,205    265,330      14,482       279,812         9,051       145,256       200,000
25        85       146,896     146,896    265,330      18,758       284,088        11,724       158,620       200,000
30        90       158,837     158,837    265,330      23,535       288,865        14,709       173,547       200,000
35        95       172,175     172,175    265,330      28,870       294,200        18,044       190,218       200,000

               LIVING BENEFIT(S)
----  ------------------------------------
                      GMIB
      ------------------------------------
           GMIB         PROJECTED CONTRACT
        GUARANTEED        ANNUAL ANNUITY
       ANNUAL PAYOUT    PAYOUT FOR SINGLE
      FOR SINGLE LIFE      LIFE ANNUITY
       WITH 10 YEAR        WITH 10 YEAR
YEAR  PERIOD CERTAIN      PERIOD CERTAIN
----  ------------------------------------
1             N/A                N/A
2             N/A                N/A
3             N/A                N/A
4             N/A                N/A
5             N/A                N/A
6             N/A                N/A
7           7,419              6,974
8           8,008              7,275
9           8,649              7,591
10          9,904              7,980
15         14,086             10,000
20         15,919             12,092
25         18,382             14,859
30         20,376             17,530
35         22,443             20,501

--------------------------------------------------------------------------------

0% ASSUMED RATE OF RETURN
--------------------------------------------------------------------------------

            PROJECTED VALUE                         DEATH BENEFIT(S)                       LIVING BENEFIT(S)
---------------------------------------   -------------------------------------   ------------------------------------
                                                                EAB                         IAB                GMIB
                                                    ---------------------------   ------------------------   ---------

                                           DEATH     EARNINGS      TOTAL DEATH                   AMOUNT        GMIB
       ANNUITANT   CONTRACT   SURRENDER   BENEFIT   APPRECIATOR   BENEFIT VALUE               AVAILABLE TO   PROTECTED
YEAR      AGE       VALUE       VALUE      VALUE      BENEFIT        AND EAB      IAB VALUE    ANNUITIZE       VALUE
----------------------------------------------------------------------------------------------------------------------
1         61        95,886     89,586     105,000        0           105,000         N/A            N/A       105,000
2         62        91,893     85,593     110,250        0           110,250         N/A            N/A       110,250
3         63        88,014     88,014     115,763        0           115,763         N/A            N/A       115,763
4         64        84,245     84,245     121,551        0           121,551         N/A            N/A       121,551
5         65        80,580     80,580     127,628        0           127,628         N/A            N/A       127,628
6         66        77,014     77,014     134,010        0           134,010         N/A            N/A       134,010
7         67        73,542     73,542     140,710        0           140,710           0         73,542       140,710
8         68        70,160     70,160     147,746        0           147,746           0         70,160       147,746
9         69        66,861     66,861     155,133        0           155,133           0         66,861       155,133
10        70        63,641     63,641     162,889        0           162,889           0         63,641       162,889
15        75        48,590     48,590     207,893        0           207,893           0         48,590       200,000
20        80        35,663     35,663     265,330        0           265,330           0         35,663       200,000
25        85        24,874     24,874     265,330        0           265,330           0         24,874       200,000
30        90        15,870     15,870     265,330        0           265,330           0         15,870       200,000
35        95         8,355      8,355     265,330        0           265,330           0          8,355       200,000
----------------------------------------------------------------------------------------------------------------------

               LIVING BENEFIT(S)
----  ------------------------------------
                      GMIB
      ------------------------------------
           GMIB         PROJECTED CONTRACT
        GUARANTEED        ANNUAL ANNUITY
       ANNUAL PAYOUT    PAYOUT FOR SINGLE
      FOR SINGLE LIFE      LIFE ANNUITY
       WITH 10 YEAR        WITH 10 YEAR
YEAR  PERIOD CERTAIN      PERIOD CERTAIN
----  ------------------------------------
1             N/A               N/A
2             N/A               N/A
3             N/A               N/A
4             N/A               N/A
5             N/A               N/A
6             N/A               N/A
7           7,323             4,493
8           7,896             4,393
9           8,518             4,292
10          9,694             4,190
15         13,632             3,645
20         15,230             2,969
25         17,364             2,330
30         18,980             1,603
35         20,586               900
---------------------------------------------------------------------------------

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The contract values and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0%, 6% or 10% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

                            EXPLANATION OF HEADINGS

CONTRACT VALUE -- The projected total value of the annuity at the beginning of the period indicated, after all fees other than withdrawal charges have been deducted.

SURRENDER VALUE -- The projected cash value of the annuity after any applicable fees and withdrawal charges payable on surrender.

DEATH BENEFIT VALUE -- Greater of the contract value or purchase payments (adjusted for withdrawals) compounded at 5% annually up to the later of age 80 or 5 years from issue (for age 80-85 at issue, 3% annual roll-up for 5 years) or the highest contract value (the "step-up") on any contract anniversary up to the later of age 80 or the fifth contract anniversary adjusted for withdrawals (age 80-84 at issue will have only one step-up on the third contract anniversary) is payable to the beneficiary(s) on death of owner and/or joint owner. See the prospectus for more complete information.

EARNINGS APPRECIATOR BENEFIT (EAB) -- A supplemental death benefit based on 40% of earnings if issue age is 0-70; 25% for age 71-75; 15% for age 76-79, subject to a cap equal to 300% of purchase payments multiplied by the applicable benefit percentage. See prospectus for more complete information.

IAB VALUE -- Percentage of earnings in the contract upon IAB activation based on the length of time the contract is in force: 7-9 years, 15%; 10-14 years, 20%; 15+ years, 25%. See prospectus for more complete information.

AMOUNT AVAILABLE TO ANNUITIZE -- The contract value plus the IAB value. See prospectus for more complete information.

GMIB PROTECTED VALUE -- Purchase payments (adjusted for withdrawals) compounded at 5% annually up to the later of age 80 or 7 years from issue or last reset, subject to a 200% cap. See prospectus for more complete information.

GMIB GUARANTEED ANNUAL PAYOUT FOR SINGLE LIFE WITH 10-YEAR PERIOD CERTAIN -- The payout determined by applying the GMIB protected value (and IAB value if IAB is elected) to the GMIB guaranteed annuity purchase rates contained in the contract. The payout represents the minimum payout to be received when annuitizing the contract based on the illustrated assumptions. See prospectus for more complete information.

PROJECTED CONTRACT ANNUAL ANNUITY PAYOUT FOR SINGLE LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN -- The hypothetical annuity payout based on the projected contract value (and IAB value if IAB is elected) calculated using the minimum payout rates guaranteed under the contract ("Guaranteed Minimum Payout Rates").

If the GMIB benefit is elected, the greater of the following would be paid at annuitization:

    (1) The GMIB Guaranteed Payout, or

    (2) The annuity payout available under the contract that is calculated based on the actual contract value at annuitization and the better of the Guaranteed Minimum Annuity Payout Rates or the Current Annuity Payout Rates in effect at the time of annuitization. To show how the GMIB rider works relative to the annuity payout available under the contract we included the Projected Contract Annuity Payout column which shows hypothetical annuity payouts based on the projected contract values and the Guaranteed Minimum Payout Rates. We did not illustrate any hypothetical annuity payouts based on Current Annuity Payout Rates because these rates are subject to change at any time; however, historically the annuity payout provided under such Current Annuity Payout Rates have been significantly higher than the annuity payout that would be provided under Guaranteed Minimum Annuity Payout Rates.

--------------------------------------------------------------------------------
 90

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

ORD01091

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2004

              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS

      The Strategic Partners(SM) FlexElite annuity contract (the "Contract") is an individual variable annuity contract issued by the Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Contract is purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Strategic Partners FlexElite prospectus, dated May 1, 2004. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19101, or contact us by telephone at (888) PRU-2888.

                                TABLE OF CONTENTS

COMPANY.........................................................    2
EXPERTS.........................................................    2
PRINCIPAL UNDERWRITER...........................................    2
ALLOCATION OF INITIAL PURCHASE PAYMENT..........................    2
DETERMINATION OF ACCUMULATION UNIT VALUES.......................    3
FEDERAL TAX STATUS..............................................   12
STATE SPECIFIC VARIATIONS.......................................   12
DIRECTORS AND OFFICERS..........................................   13
FINANCIAL STATEMENTS............................................   15
SEPARATE ACCOUNT FINANCIAL INFORMATION..........................   A1
COMPANY FINANCIAL INFORMATION...................................   B1

      PRUCO LIFE INSURANCE COMPANY        PRUDENTIAL ANNUITY SERVICE CENTER
         213 WASHINGTON STREET                      P.O. BOX 7960
         NEWARK, NJ 07102-2992            PHILADELPHIA, PENNSYLVANIA 19101
                                             TELEPHONE: (888) PRU-2888

STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

                                     COMPANY

      Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

      Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                     EXPERTS

      The consolidated financial statements of Pruco Life and subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and the financial statements of the Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2003 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

                              PRINCIPAL UNDERWRITER

      Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the Contract on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

      During 2003 and 2002, $7,202,013 and $5,825,593, respectively, was paid to PIMS for its services as principal underwriter. During 2003 and 2002, PIMS retained none of those commissions.

      As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

                     ALLOCATION OF INITIAL PURCHASE PAYMENT

      As discussed in the prospectus, we generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                    DETERMINATION OF ACCUMULATION UNIT VALUES

      The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. (See WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS FLEXELITE CONTRACT AND CALCULATING CONTRACT VALUE in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other funds held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.

      As we have indicated in the prospectus, Strategic Partners FlexElite is a contract that allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such contract feature. In the prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2003. Here, we set out unit values corresponding to the remaining unit values.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT (1.65)

                                                                                                           NUMBER OF
                                                            ACCUMULATION UNIT        ACCUMULATION      ACCUMULATION UNITS
                                                            VALUE AT BEGINNING    UNIT VALUE AT END    OUTSTANDING AT END
                                                                OF PERIOD             OF PERIOD            OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
JENNISON PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99922              $1.21420              152,125

PRUDENTIAL EQUITY PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00118              $1.25147              193,243

PRUDENTIAL GLOBAL PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00327              $1.24068               32,673

PRUDENTIAL MONEY MARKET PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99998              $0.99441              297,971

PRUDENTIAL STOCK INDEX PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99954              $1.21092              645,032

PRUDENTIAL VALUE PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99996              $1.25309               42,682

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00159              $1.26748              926,053

SP AIM AGGRESSIVE GROWTH PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99612              $1.22971               48,569

SP AIM CORE EQUITY PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99817              $1.20107               55,244

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99810              $1.14105              173,262

SP BALANCED ASSET ALLOCATION PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00117              $1.15665            1,403,004

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00101              $1.09107              502,755

SP DAVIS VALUE PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99996              $1.24587              340,819

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00501              $1.28001               44,449

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99691              $1.29465              151,428

SP GROWTH ASSET ALLOCATION PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00136              $1.21340            1,767,018

SP LARGE CAP VALUE PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99747              $1.21789               97,852

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99996              $1.19946               47,651

SP MID CAP GROWTH PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99766              $1.29984               95,019

SP PIMCO HIGH YIELD PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00294              $1.08516              314,251

SP PIMCO TOTAL RETURN PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00171              $1.01504              623,594

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00191              $1.28474               91,965

* Date that the later version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES (CONTINUED): BASE DEATH BENEFIT (1.65)

                                                                                                           NUMBER OF
                                                            ACCUMULATION UNIT        ACCUMULATION      ACCUMULATION UNITS
                                                            VALUE AT BEGINNING    UNIT VALUE AT END    OUTSTANDING AT END
                                                                OF PERIOD             OF PERIOD            OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00197              $1.30010               57,793

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99622              $1.17034                8,783

SP TECHNOLOGY PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00273              $1.31054               92,962

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00452              $1.33001               80,631

JANUS ASPEN SERIES - GROWTH PORTFOLIO -
  SERVICE SHARES
    5/1/2003* to 12/31/2003                                      $0.99868              $1.20333               36,916

* Date that the later version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES: ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT (1.80)

                                                                                                           NUMBER OF
                                                            ACCUMULATION UNIT        ACCUMULATION      ACCUMULATION UNITS
                                                            VALUE AT BEGINNING    UNIT VALUE AT END    OUTSTANDING AT END
                                                                OF PERIOD             OF PERIOD            OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
JENNISON PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00648              $0.75226              214,390
    1/1/2003 to 12/31/2003                                       $0.75226              $0.96253              359,454

PRUDENTIAL EQUITY PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00966              $0.80322               44,245
    1/1/2003 to 12/31/2003                                       $0.80322              $1.03884               60,531

PRUDENTIAL GLOBAL PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00695              $0.78463               53,564
    1/1/2003 to 12/31/2003                                       $0.78463              $1.03335               74,916

PRUDENTIAL MONEY MARKET PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00000              $0.99743              570,229
    1/1/2003 to 12/31/2003                                       $0.99743              $0.98810              350,529

PRUDENTIAL STOCK INDEX PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00875              $0.81672              238.239
    1/1/2003 to 12/31/2003                                       $0.81672              $1.02836              583,040

PRUDENTIAL VALUE PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00859              $0.79536               62,128
    1/1/2003 to 12/31/2003                                       $0.79536              $1.00061              104,789

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00676              $0.79423              297,609
    1/1/2003 to 12/31/2003                                       $0.79423              $1.03590               95,814

SP AIM AGGRESSIVE GROWTH PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00303              $0.78103              101,781
    1/1/2003 to 12/31/2003                                       $0.78103              $0.97072              342,995

SP AIM CORE EQUITY PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00936              $0.85495               97,701
    1/1/2003 to 12/31/2003                                       $0.85495              $1.03882               71,502

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00779              $0.77894               33,650
    1/1/2003 to 12/31/2003                                       $0.77894              $0.94778              183,558

SP BALANCED ASSET ALLOCATION PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00334              $0.88881            1,767,596
    1/1/2003 to 12/31/2003                                       $0.88881              $1.07278            3,922,711

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00202              $0.93791            1,259,036
    1/1/2003 to 12/31/2003                                       $0.93791              $1.07333            2,239,004

SP DAVIS VALUE PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00675              $0.85364              384,740
    1/1/2003 to 12/31/2003                                       $0.85364              $1.08521            1,255,403

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00811              $0.81728               73,877
    1//1/2003 to 12/31/2003                                      $0.81728              $1.02253              284,552

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00400              $0.77819              325,909
    1/1/2003 to 12/31/2003                                       $0.77819              $1.01747              755,223

SP GROWTH ASSET ALLOCATION PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00493              $0.84170            1,338,544
    1/1/2003 to 12/31/2003                                       $0.84170              $1.06062            1,317,700

* Date that the original version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES (CONTINUED): ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT (1.80)

                                                                                                            NUMBER OF
                                                            ACCUMULATION UNIT        ACCUMULATION      ACCUMULATION UNITS
                                                            VALUE AT BEGINNING    UNIT VALUE AT END    OUTSTANDING AT END
                                                                OF PERIOD             OF PERIOD            OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
SP LARGE CAP VALUE PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00956              $0.83257               91,491
    1/1/2003 to 12/31/2003                                       $0.83257              $1.03667              273,167

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00460              $0.76476               66,059
    1/1/2003 to 12/31/2003                                       $0.76476              $0.95259               48,299

SP MID CAP GROWTH PORTFOLIO
    5/1/2002* to 12/31/2002                                      $0.98985              $0.68036              164,457
    1/1/2003 to 12/31/2003                                       $0.68036              $0.93641              377,429

SP PIMCO HIGH YIELD PORTFOLIO
    5/1/2002* to 12/31/2002                                      $0.99895              $0.97054              179,141
    1/1/2003 to 12/31/2003                                       $0.97054              $1.16713              744,676

SP PIMCO TOTAL RETURN PORTFOLIO
    5/1/2002* to 12/31/2002                                      $0.99995              $1.05598            1,414,853
    1/1/2003 to 12/31/2003                                       $1.05598              $1.09810            2,402,246

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00812              $0.75559               29,253
    1/1/2003 to 12/31/2003                                       $0.75559              $1.05460              238,073

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
    5/1/2002* to 12/31/2002                                      $0.99995              $0.76152               67,029
    1/1/2003 to 12/31/2003                                       $0.76152              $1.00776              312,551

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00807              $0.80675               22,713
    1/1/2003 to 12/31/2003                                       $0.80675              $0.99735              224,121

SP TECHNOLOGY PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00200              $0.67963               34,746
    1/1/2003 to 12/31/2003                                       $0.67963              $0.95067               89,217

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00363              $0.76784               14,839
    1/1/2003 to 12/31/2003                                       $0.76784              $1.05277               66,593

JANUS ASPEN SERIES- GROWTH PORTFOLIO -
  SERVICE SHARES
    5/1/2002* to 12/31/2002                                      $1.00860              $0.77295                8,422
    1/1/2003 to 12/31/2003                                       $0.77295              $0.99852               65,128

*    Date that the original version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES: ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT (1.90)

                                                                                                           NUMBER OF
                                                            ACCUMULATION UNIT        ACCUMULATION      ACCUMULATION UNITS
                                                            VALUE AT BEGINNING    UNIT VALUE AT END    OUTSTANDING AT END
                                                                OF PERIOD             OF PERIOD            OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
JENNISON PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99921              $1.21233              202,820

PRUDENTIAL EQUITY PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00117              $1.24952               43,704

PRUDENTIAL GLOBAL PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00326              $1.23864               60,353

PRUDENTIAL MONEY MARKET PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99997              $0.99262              160,837

PRUDENTIAL STOCK INDEX PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99954              $1.20876              443,894

PRUDENTIAL VALUE PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99995              $1.25095               79,592

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00159              $1.26550              142,298

SP AIM AGGRESSIVE GROWTH PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99612              $1.22767                2,916

SP AIM CORE EQUITY PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99816              $1.19898               90,527

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99810              $1.13924              167,657

SP BALANCED ASSET ALLOCATION PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00116              $1.15480            2,345,208

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00100              $1.08936              417,838

SP DAVIS VALUE PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99995              $1.24382              680,183

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00501              $1.27800              154,639

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99690              $1.29249              231,245

SP GROWTH ASSET ALLOCATION PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00136              $1.21139            1,670,581

SP LARGE CAP VALUE PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99746              $1.21594               15,927

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99995              $1.19742               36,075

SP MID CAP GROWTH PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99765              $1.29777              213,922

SP PIMCO HIGH YIELD PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00293              $1.08341              538,838

SP PIMCO TOTAL RETURN PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00170              $1.01352              730,790

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00190              $1.28257               87,018

* Date that the later version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES (CONTINUED): ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT (1.90)

                                                                                                           NUMBER OF
                                                            ACCUMULATION UNIT        ACCUMULATION      ACCUMULATION UNITS
                                                            VALUE AT BEGINNING    UNIT VALUE AT END    OUTSTANDING AT END
                                                                OF PERIOD             OF PERIOD            OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00196              $1.29804               45,385

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
    5/1/2003* to 12/31/2003                                      $0.99621              $1.16835                5,801

SP TECHNOLOGY PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00273              $1.30846               53,691

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
    5/1/2003* to 12/31/2003                                      $1.00451              $1.32794               25,018

JANUS ASPEN SERIES - GROWTH PORTFOLIO -
  SERVICE SHARES
    5/1/2003* to 12/31/2003                                      $0.99867              $1.20138               16,046

* Date that the later version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES: GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT (1.90)

                                                                                                            NUMBER OF
                                                            ACCUMULATION UNIT        ACCUMULATION       ACCUMULATION UNITS
                                                            VALUE AT BEGINNING    UNIT VALUE AT END     OUTSTANDING AT END
                                                                OF PERIOD             OF PERIOD             OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
JENNISON PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00648              $0.75180               377,115
    1/1/2003 to 12/31/2003                                       $0.75180              $0.96088               566,669

PRUDENTIAL EQUITY PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00966              $0.80268                66,016
    1/1/2003 to 12/31/2003                                       $0.80268              $1.03701               103,027

PRUDENTIAL GLOBAL PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00695              $0.78418                29,542
    1/1/2003 to 12/31/2003                                       $0.78418              $1.03178                39,225

PRUDENTIAL MONEY MARKET PORTFOLIO
    5/1/2002* to 12/31/2002                                      $0.99999              $0.99700               571,732
    1/1/2003 to 12/31/2003                                       $0.99700              $0.98657             1,666,386

PRUDENTIAL STOCK INDEX PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00874              $0.81618               266,528
    1/1/2003 to 12/31/2003                                       $0.81618              $1.02665               451,649

PRUDENTIAL VALUE PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00859              $0.79484               132,220
    1/1/2003 to 12/31/2003                                       $0.79484              $0.99895               152,594

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00676              $0.79375                 96535
    1/1/2003 to 12/31/2003                                       $0.79375              $1.03429               269,528

SP AIM AGGRESSIVE GROWTH PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00303              $0.78053                97,237
    1/1/2003 to 12/31/2003                                       $0.78053              $0.96913               374,853

SP AIM CORE EQUITY PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00935              $0.85428               250,386
    1/1/2003 to 12/31/2003                                       $0.85428              $1.03690               352,932

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00779              $0.77852               111,582
    1/1/2003 to 12/31/2003                                       $0.77852              $0.94630               261,595

SP BALANCED ASSET ALLOCATION PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00334              $0.88815             2,232,613
    1/1/2003 to 12/31/2003                                       $0.88815              $1.07101             4,321,009

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00202              $0.93721             1,208,424
    1/1/2003 to 12/31/2003                                       $0.93721              $1.07138             3,149,673

SP DAVIS VALUE PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00675              $0.85308               767,809
    1/1/2003 to 12/31/2003                                       $0.85308              $1.08338             1,336,389

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00811              $0.81683               301,582
    1/1/2003 to 12/31/2003                                       $0.81683              $1.02106               587,771

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00400              $0.77764               687,163
    1/1/2003 to 12/31/2003                                       $0.77764              $1.01585             1,143,939

SP GROWTH ASSET ALLOCATION PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00493              $0.84106               867,397
    1/1/2003 to 12/31/2003                                       $0.84106              $1.05872             1,793,444

* Date that the original version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES (CONTINUED): GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT (1.90)

                                                                                                           NUMBER OF
                                                            ACCUMULATION UNIT        ACCUMULATION      ACCUMULATION UNITS
                                                            VALUE AT BEGINNING    UNIT VALUE AT END    OUTSTANDING AT END
                                                                OF PERIOD             OF PERIOD            OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
SP LARGE CAP VALUE PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00955              $0.83199              169,886
    1/1/2003 to 12/31/2003                                       $0.83199              $1.03497              408,620

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00459              $0.76423               82,463
    1/1/2003 to 12/31/2003                                       $0.76423              $0.95104              280,925

SP MID CAP GROWTH PORTFOLIO
    5/1/2002* to 12/31/2002                                      $0.98985              $0.67989              273,705
    1/1/2003 to 12/31/2003                                       $0.67989              $0.93473              446,824

SP PIMCO HIGH YIELD PORTFOLIO
    5/1/2002* to 12/31/2002                                      $0.99894              $0.96993              254,347
    1/1/2003 to 12/31/2003                                       $0.96993              $1.16517              896,047

SP PIMCO TOTAL RETURN PORTFOLIO
    5/1/2002* to 12/31/2002                                      $0.99995              $1.05530            1,146,670
    1/1/2003 to 12/31/2003                                       $1.05530              $1.09611            2,015,225

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00811              $0.75509               99,516
    1/1/2003 to 12/31/2003                                       $0.75509              $1.05301              122,785

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
    5/1/2002* to 12/31/2002                                      $0.99995              $0.76102               42,549
    1/1/2003 to 12/31/2003                                       $1.76102              $1.00612              141,722

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00807              $0.80631               53,305
    1/1/2003 to 12/31/2003                                       $0.80631              $0.99573               69,014

SP TECHNOLOGY PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00200              $0.67919               63,900
    1/1/2003 to 12/31/2003                                       $0.67919              $0.94917              162,731

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
    5/1/2002* to 12/31/2002                                      $1.00363              $0.76740              102,907
    1/1/2003 to 12/31/2003                                       $0.76740              $1.05116              169,092

JANUS ASPEN SERIES - GROWTH PORTFOLIO -
  SERVICE SHARES
    5/1/2002* to 12/31/2002                                      $1.00859              $0.77246               13,767
    1/1/2003 to 12/31/2003                                       $0.77246              $0.99692               24,578

* Date that the original version of this annuity was first offered.

                               FEDERAL TAX STATUS

OTHER TAX RULES.

      1.    DIVERSIFICATION

      The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the Contract meet these diversification requirements.

      2.    INVESTOR CONTROL.

      Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

      3.    ENTITY OWNERS.

      Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Contract will not be taxed as an annuity and increases in the value of the Contract over its cost basis will be subject to tax annually.

      4.    PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.

      If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the Contract. Generally, withdrawals are treated as a recovery of your investment in the Contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

      5.    GENERATION-SKIPPING TRANSFERS.

      If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                            STATE SPECIFIC VARIATIONS

           Some of the states in which the Strategic Partners FlexElite variable annuity contract is currently sold (or is expected to be sold) require us to modify the Contract to adhere to certain restrictions or limitations imposed by those states. Please consult your contract for additional details.

                             DIRECTORS AND OFFICERS

            The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                            DIRECTORS OF PRUCO LIFE

            JAMES J. AVERY, JR., Vice Chairman and Director - President, Prudential Individual Life Insurance since 1998.

            VIVIAN L. BANTA, Chairman, and Director - Vice Chairman, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Executive Vice President, Individual Financial Services, U.S. Consumer Group; 1998 to 1999: Consultant, Individual Financial Services.

            RICHARD J. CARBONE, Director - Senior Vice President and Chief Financial Officer, Prudential Financial since 1997.

            HELEN M. GALT, Director - Company Actuary, Prudential since 1993.

            RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999.

            ANDREW J. MAKO, President and Director - Vice President, Finance, Insurance Division, Prudential Financial since 1999.

            DAVID R. ODENATH, JR., Director - President, Prudential Annuities, since 2003; 1999 to 2003: President, Prudential Investments.

                         OFFICERS WHO ARE NOT DIRECTORS

            C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

            THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services.

            CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995.

            MELODY C. MCDAID, Senior Vice President - Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

            ESTHER H. MILNES, Senior Vice President - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999.

            JAMES M. O'CONNOR, Senior Vice President and Actuary - Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products, Prudential Retirement.

            SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Actuary, Prudential since 1996.

            WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Vice President and IFS Controller, Prudential Enterprise Financial Management; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management.

            The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

            Pruco Life directors and officers are elected annually.

                              FINANCIAL STATEMENTS

      The following financial statements describe the financial condition of Pruco Life as well as the Pruco Life Flexible Premium Variable Annuity Account. The Pruco Life Flexible Premium Variable Annuity Account includes subaccounts that support the Strategic Partners FlexElite contract, as well as subaccounts supporting other variable annuities issued by Pruco Life.

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

                                                                                  SUBACCOUNTS
                                               ----------------------------------------------------------------------------------
                                                 PRUDENTIAL       PRUDENTIAL                        PRUDENTIAL       PRUDENTIAL
                                                    MONEY         DIVERSIFIED      PRUDENTIAL        FLEXIBLE       CONSERVATIVE
                                                   MARKET            BOND            EQUITY           MANAGED         BALANCED
                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                               --------------   --------------   --------------   --------------   --------------
ASSETS
  Investment in the portfolios, at value ....  $  324,047,558   $  506,846,309   $  438,294,251   $   36,584,083   $   60,643,138
                                               --------------   --------------   --------------   --------------   --------------
  Net Assets ................................  $  324,047,558   $  506,846,309   $  438,294,251   $   36,584,083   $   60,643,138
                                               ==============   ==============   ==============   ==============   ==============

NET ASSETS, representing:
  Accumulation units ........................  $  324,047,558   $  506,846,309   $  438,294,251   $   36,584,083   $   60,643,138
                                               --------------   --------------   --------------   --------------   --------------
                                               $  324,047,558   $  506,846,309   $  438,294,251   $   36,584,083   $   60,643,138
                                               ==============   ==============   ==============   ==============   ==============

  Units outstanding .........................     279,424,784      338,318,703      285,436,115       24,848,759       40,989,495
                                               ==============   ==============   ==============   ==============   ==============

  Portfolio shares held .....................      32,404,756       45,375,677       21,328,187        2,408,432        4,228,950
  Portfolio net asset value per share .......  $        10.00   $        11.17   $        20.55   $        15.19   $        14.34
  Investment in portfolio shares, at cost ...  $  324,047,558   $  504,080,760   $  600,183,141   $   42,321,626   $   65,271,996

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

                                                                                  SUBACCOUNTS
                                               ----------------------------------------------------------------------------------
                                                 PRUDENTIAL       PRUDENTIAL                        PRUDENTIAL       PRUDENTIAL
                                                    MONEY         DIVERSIFIED      PRUDENTIAL        FLEXIBLE       CONSERVATIVE
                                                   MARKET            BOND            EQUITY           MANAGED         BALANCED
                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                               --------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME
  Dividend income ...........................  $    3,461,165   $   21,570,641   $    3,782,257   $      733,386   $    1,688,574
                                               --------------   --------------   --------------   --------------   --------------

EXPENSES
  Charges to contract owners for
    assuming mortality risk and expense
    risk and for administration .............       5,887,384        7,549,825        5,346,715          488,486          840,581
                                               --------------   --------------   --------------   --------------   --------------

NET EXPENSES ................................       5,887,384        7,549,825        5,346,715          488,486          840,581
                                               --------------   --------------   --------------   --------------   --------------

NET INVESTMENT INCOME (LOSS) ................      (2,426,219)      14,020,816       (1,564,458)         244,900          847,993
                                               --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ......               0                0                0                0                0
  Realized gain (loss) on shares redeemed ...               0         (237,165)     (42,404,407)      (2,653,875)      (2,866,000)
  Net change in unrealized gain (loss)
    on investments ..........................               0       17,949,861      144,894,393        9,338,500       11,461,149
                                               --------------   --------------   --------------   --------------   --------------

NET GAIN (LOSS) ON INVESTMENTS ..............               0       17,712,696      102,489,986        6,684,625        8,595,149
                                               --------------   --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................  $   (2,426,219)  $   31,733,512   $  100,925,528   $    6,929,525   $    9,443,142
                                               ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                  PRUDENTIAL       PRUDENTIAL      PRUDENTIAL                                         PRUDENTIAL        T. ROWE
  PRUDENTIAL      HIGH YIELD         NATURAL          STOCK         PRUDENTIAL       PRUDENTIAL         SMALL        INTERNATIONAL
     VALUE            BOND          RESOURCES         INDEX           GLOBAL          JENNISON      CAPITALIZATION       STOCK
   PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO     STOCK PORTFOLIO    PORTFOLIO
--------------   --------------   -------------  --------------   --------------   --------------   ---------------  --------------
$  362,688,685   $  261,532,211   $  10,070,365  $  645,369,284   $  121,912,848   $  627,061,233   $  112,757,288   $   38,680,211
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------
$  362,688,685   $  261,532,211   $  10,070,365  $  645,369,284   $  121,912,848   $  627,061,233   $  112,757,288   $   38,680,211
==============   ==============   =============  ==============   ==============   ==============   ==============   ==============

$  362,688,685   $  261,532,211   $  10,070,365  $  645,369,284   $  121,912,848   $  627,061,233   $  112,757,288   $   38,680,211
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------
$  362,688,685   $  261,532,211   $  10,070,365  $  645,369,284   $  121,912,848   $  627,061,233   $  112,757,288   $   38,680,211
==============   ==============   =============  ==============   ==============   ==============   ==============   ==============

   201,620,943      190,159,605       3,693,730     434,431,502       93,158,486      453,187,148       59,374,221       37,910,468
==============   ==============   =============  ==============   ==============   ==============   ==============   ==============

    20,892,205       49,438,981         366,328      22,033,775        8,052,368       37,729,316        6,392,136        3,239,549
$        17.36   $         5.29   $       27.49  $        29.29   $        15.14   $        16.62   $        17.64   $        11.94
$  432,445,024   $  334,844,575   $   7,265,877  $  728,297,818   $  160,166,869   $  866,402,381   $   95,297,978   $   41,576,332

                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                  PRUDENTIAL       PRUDENTIAL      PRUDENTIAL                                         PRUDENTIAL        T. ROWE
  PRUDENTIAL      HIGH YIELD         NATURAL          STOCK         PRUDENTIAL       PRUDENTIAL         SMALL        INTERNATIONAL
     VALUE            BOND          RESOURCES         INDEX           GLOBAL          JENNISON      CAPITALIZATION       STOCK
   PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO     STOCK PORTFOLIO    PORTFOLIO
--------------   --------------   -------------  --------------   --------------   --------------   ---------------  --------------
$    4,984,993   $   20,647,175   $     368,299  $    8,037,509   $      360,872   $    1,432,068   $       452,249  $      414,494
--------------   --------------   -------------  --------------   --------------   --------------   ---------------  --------------

     4,470,745        3,440,492         121,056       7,688,784        1,429,638        7,792,553         1,347,893         450,049
--------------   --------------   -------------  --------------   --------------   --------------   ---------------  --------------

     4,470,745        3,440,492         121,056       7,688,784        1,429,638        7,792,553         1,347,893         450,049
--------------   --------------   -------------  --------------   --------------   --------------   ---------------  --------------

       514,248       17,206,683         247,243         348,725       (1,068,766)      (6,360,485)         (895,644)        (35,555)
--------------   --------------   -------------  --------------   --------------   --------------   ---------------  --------------

             0                0         567,515      18,501,483                0                0           640,409          31,884
   (22,912,670)     (13,345,333)        267,552     (24,938,968)      (8,258,511)     (57,717,101)       (1,457,812)     (2,968,105)

    98,352,962       47,476,044       1,740,702     135,805,091       38,078,242      201,841,585        32,045,089      11,590,654
--------------   --------------   -------------  --------------   --------------   --------------   ---------------  --------------

    75,440,292       34,130,711       2,575,769     129,367,606       29,819,731      144,124,484        31,227,686       8,654,433
--------------   --------------   -------------  --------------   --------------   --------------   ---------------  --------------

$   75,954,540   $   51,337,394   $   2,823,012  $  129,716,331   $   28,750,965   $  137,763,999   $    30,332,042  $    8,618,878
==============   ==============   =============  ==============   ==============   ==============   ===============  ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

                                                                                  SUBACCOUNTS
                                               ----------------------------------------------------------------------------------
                                                  T. ROWE                                            AIM V.I.         AIM V.I.
                                                  EQUITY          OPPENHEIMER      OPPENHEIMER         CORE            PREMIER
                                                   STOCK            MANAGED         SMALL CAP         EQUITY           EQUITY
                                                 PORTFOLIO         PORTFOLIO        PORTFOLIO          FUND             FUND
                                               --------------   --------------   --------------   --------------   --------------
ASSETS
  Investment in the portfolios, at value ....  $  158,057,240   $  215,874,362   $   94,868,649   $   96,053,279   $  167,348,486
                                               --------------   --------------   --------------   --------------   --------------
  Net Assets ................................  $  158,057,240   $  215,874,362   $   94,868,649   $   96,053,279   $  167,348,486
                                               ==============   ==============   ==============   ==============   ==============

NET ASSETS, representing:
  Accumulation units ........................  $  158,057,240   $  215,874,362   $   94,868,649   $   96,053,279   $  167,348,486
                                               --------------   --------------   --------------   --------------   --------------
                                               $  158,057,240   $  215,874,362   $   94,868,649   $   96,053,279   $  167,348,486
                                               ==============   ==============   ==============   ==============   ==============

  Units outstanding .........................      91,613,951      155,779,916       52,211,438       69,192,674      128,354,897
                                               ==============   ==============   ==============   ==============   ==============

  Portfolio shares held .....................       7,828,491        5,516,851        3,092,198        4,587,072        8,272,293
  Portfolio net asset value per share .......  $        20.19   $        39.13   $        30.68   $        20.94   $        20.23
  Investment in portfolio shares, at cost ...  $  144,843,706   $  227,483,542   $   79,986,572   $  105,376,889   $  227,700,793

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

                                                                                  SUBACCOUNTS
                                               ----------------------------------------------------------------------------------
                                                  T. ROWE                                            AIM V.I.         AIM V.I.
                                                  EQUITY          OPPENHEIMER      OPPENHEIMER         CORE            PREMIER
                                                   STOCK            MANAGED         SMALL CAP         EQUITY           EQUITY
                                                 PORTFOLIO         PORTFOLIO        PORTFOLIO          FUND             FUND
                                               --------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME
  Dividend income ...........................  $    2,401,976   $    3,816,524   $       41,815   $      876,877   $      465,905
                                               --------------   --------------   --------------   --------------   --------------

EXPENSES
  Charges to contract owners for
    assuming mortality risk and expense
    risk and for administration .............       1,976,914        2,856,213        1,113,062        1,240,590        2,180,571
                                               --------------   --------------   --------------   --------------   --------------

NET EXPENSES ................................       1,976,914        2,856,213        1,113,062        1,240,590        2,180,571
                                               --------------   --------------   --------------   --------------   --------------

NET INVESTMENT INCOME (LOSS) ................         425,062          960,311       (1,071,247)        (363,713)      (1,714,666)
                                               --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ......               0                0                0                0                0
  Realized gain (loss) on shares redeemed ...      (1,367,634)      (7,839,163)      (1,749,826)      (4,259,321)     (15,796,175)
  Net change in unrealized gain (loss)
    on investments ..........................      31,722,145       44,264,469       30,218,556       22,987,374       50,505,121
                                               --------------   --------------   --------------   --------------   --------------

NET GAIN (LOSS) ON INVESTMENTS ..............      30,354,511       36,425,306       28,468,730       18,728,053       34,708,946
                                               --------------   --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................  $   30,779,573   $   37,385,617   $   27,397,483   $   18,364,340   $   32,994,280
                                               ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

                                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                     JANUS                                        CREDIT SUISSE                                       PRUDENTIAL
    JANUS         INTERNATIONAL        MFS             MFS         TRUST GLOBAL       AMERICAN      FRANKLIN TEMP      JENNISON
   GROWTH            GROWTH         RESEARCH        EMERGING       POST-VENTURE      CENTURY VP       SMALL CAP          20/20
  PORTFOLIO         PORTFOLIO        SERIES       GROWTH SERIES        FUND          VALUE FUND         FUND        FOCUS PORTFOLIO
--------------   --------------   -------------  --------------   --------------   --------------   --------------  ---------------
$  172,929,715   $  171,973,406   $  46,388,313  $  132,947,529   $   23,812,587   $   60,647,847   $   62,294,237   $   58,759,267
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------
$  172,929,715   $  171,973,406   $  46,388,313  $  132,947,529   $   23,812,587   $   60,647,847   $   62,294,237   $   58,759,267
==============   ==============   =============  ==============   ==============   ==============   ==============   ==============

$  172,929,715   $  171,973,406   $  46,388,313  $  132,947,529   $   23,812,587   $   60,647,847   $   62,294,237   $   58,759,267
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------
$  172,929,715   $  171,973,406   $  46,388,313  $  132,947,529   $   23,812,587   $   60,647,847   $   62,294,237   $   58,759,267
==============   ==============   =============  ==============   ==============   ==============   ==============   ==============

   128,974,495      110,936,087      38,554,399     115,436,823       24,729,695       37,345,849       45,499,046       56,016,258
==============   ==============   =============  ==============   ==============   ==============   ==============   ==============

     8,992,705        7,457,650       3,474,780       8,571,730        2,519,850        7,785,346        3,573,967        5,501,804
$        19.23   $        23.06   $       13.35  $        15.51   $         9.45   $         7.79   $        17.43   $        10.68
$  237,247,089   $  190,709,552   $  59,468,834  $  197,623,097   $   35,015,118   $   50,245,676   $   80,169,061   $   59,045,095

                                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                     JANUS                                        CREDIT SUISSE                                       PRUDENTIAL
    JANUS         INTERNATIONAL        MFS             MFS         TRUST GLOBAL       AMERICAN      FRANKLIN TEMP      JENNISON
   GROWTH            GROWTH         RESEARCH        EMERGING       POST-VENTURE      CENTURY VP       SMALL CAP          20/20
  PORTFOLIO         PORTFOLIO        SERIES       GROWTH SERIES        FUND          VALUE FUND         FUND        FOCUS PORTFOLIO
--------------   --------------   -------------  --------------   --------------   --------------   --------------  ---------------
$      142,258   $    1,846,385   $     294,669  $            0   $            0   $      590,068   $            0   $      116,295
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

     2,226,971        2,111,919         606,933       1,726,058          278,287          752,234          760,627          737,387
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

     2,226,971        2,111,919         606,933       1,726,058          278,287          752,234          760,627          737,387
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

    (2,084,713)        (265,534)       (312,264)     (1,726,058)        (278,287)        (162,166)        (760,627)        (621,092)
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

             0                0               0               0                0                0                0                0
   (18,997,948)     (13,417,932)     (3,724,467)    (16,540,910)      (3,068,105)         (97,548)      (5,314,070)      (1,835,347)
    62,968,518       57,934,465      13,038,039      49,012,784       10,968,357       13,449,654       22,781,763       15,460,412
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

    43,970,570       44,516,533       9,313,572      32,471,874        7,900,252       13,352,106       17,467,693       13,625,065
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

$   41,885,857   $   44,250,999   $   9,001,308  $   30,745,816   $    7,621,965   $   13,189,940   $   16,707,066   $   13,003,973
==============   ==============   =============  ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

                                                                                  SUBACCOUNTS
                                               -----------------------------------------------------------------------------------
                                                 PRUDENTIAL                                         PRUDENTIAL SP
                                                 DIVERSIFIED         DAVIS      ALLIANCEBERNSTEIN  ALLIANCE LARGE   PRUDENTIAL SP
                                                CONSERVATIVE         VALUE        PREMIER GROWTH     CAP GROWTH      DAVIS VALUE
                                              GROWTH PORTFOLIO       FUND            PORTFOLIO        PORTFOLIO       PORTFOLIO
                                              ----------------  --------------  -----------------  --------------   --------------
ASSETS
  Investment in the portfolios, at value ....  $  159,861,602   $   65,071,952    $   12,354,374   $   42,366,507   $  164,272,004
                                               --------------   --------------    --------------   --------------   --------------
  Net Assets ................................  $  159,861,602   $   65,071,952    $   12,354,374   $   42,366,507   $  164,272,004
                                               ==============   ==============    ==============   ==============   ==============

NET ASSETS, representing:
  Accumulation units ........................  $  159,861,602   $   65,071,952    $   12,354,374   $   42,366,507   $  164,272,004
                                               --------------   --------------    --------------   --------------   --------------
                                               $  159,861,602   $   65,071,952    $   12,354,374   $   42,366,507   $  164,272,004
                                               ==============   ==============    ==============   ==============   ==============

  Units outstanding .........................     135,063,781       70,263,088        22,880,581       53,416,678      155,812,824
                                               ==============   ==============    ==============   ==============   ==============

  Portfolio shares held .....................      15,038,721        6,156,287           579,202        6,800,402       16,762,449
  Portfolio net asset value per share .......  $        10.63   $        10.57    $        21.33   $         6.23   $         9.80
  Investment in portfolio shares, at cost ...  $  151,255,499   $   63,667,868    $   14,534,685   $   43,122,205   $  145,569,709

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

                                                                                  SUBACCOUNTS
                                               ----------------------------------------------------------------------------------
                                                 PRUDENTIAL                                        PRUDENTIAL SP
                                                 DIVERSIFIED         DAVIS     ALLIANCEBERNSTEIN  ALLIANCE LARGE   PRUDENTIAL SP
                                                CONSERVATIVE         VALUE       PREMIER GROWTH     CAP GROWTH      DAVIS VALUE
                                              GROWTH PORTFOLIO       FUND           PORTFOLIO        PORTFOLIO       PORTFOLIO
                                              ----------------  -------------- -----------------  --------------   --------------
INVESTMENT INCOME
  Dividend income ...........................  $    6,664,008   $      428,075   $            0   $            0   $      509,319
                                               --------------   --------------   --------------   --------------   --------------

EXPENSES
  Charges to contract owners for
    assuming mortality risk and expense
    risk and for administration .............       2,088,165          749,662          157,609          446,185        1,759,509
                                               --------------   --------------   --------------   --------------   --------------

NET EXPENSES ................................       2,088,165          749,662          157,609          446,185        1,759,509
                                               --------------   --------------   --------------   --------------   --------------

NET INVESTMENT INCOME (LOSS) ................       4,575,843         (321,587)        (157,609)        (446,185)      (1,250,190)
                                               --------------   --------------   --------------   --------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Capital gains distributions received ......               0                0                0                0                0
  Realized gain (loss) on shares redeemed ...      (1,353,467)      (1,083,127)      (2,046,097)        (682,833)        (616,472)
  Net change in unrealized gain (loss)
    on investments ..........................      23,920,857       15,168,609        4,389,294        6,724,322       31,661,255
                                               --------------   --------------   --------------   --------------   --------------

NET GAIN (LOSS) ON INVESTMENTS ..............      22,567,390       14,085,482        2,343,197        6,041,489       31,044,783
                                               --------------   --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................  $   27,143,233   $   13,763,895   $    2,185,588   $    5,595,304   $   29,794,593
                                               ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

                                                      SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                   PRUDENTIAL SP   PRUDENTIAL SP  PRUDENTIAL SP     JANUS ASPEN                                       PRUDENTIAL SP
 PRUDENTIAL SP     INVESCO SMALL    PIMCO TOTAL    PIMCO HIGH          GROWTH       PRUDENTIAL SP    PRUDENTIAL SP     MFS CAPITAL
 SMALL/MID CAP        COMPANY          RETURN         YIELD          PORTFOLIO -      LARGE CAP        AIM CORE       OPPORTUNITIES
VALUE PORTFOLIO  GROWTH PORTFOLIO    PORTFOLIO      PORTFOLIO      SERVICE SHARES  VALUE PORTFOLIO  EQUITY PORTFOLIO    PORTFOLIO
---------------  ----------------  -------------  --------------   --------------  ---------------  ----------------  --------------
$  128,462,834    $   26,084,259   $ 424,482,579  $  132,700,791   $   18,639,102   $   63,306,734   $   19,905,252   $   17,646,148
--------------    --------------   -------------  --------------   --------------   --------------   --------------   --------------
$  128,462,834    $   26,084,259   $ 424,482,579  $  132,700,791   $   18,639,102   $   63,306,734   $   19,905,252   $   17,646,148
==============    ==============   =============  ==============   ==============   ==============   ==============   ==============

$  128,462,834    $   26,084,259   $ 424,482,579  $  132,700,791   $   18,639,102   $   63,306,734   $   19,905,252   $   17,646,148
--------------    --------------   -------------  --------------   --------------   --------------   --------------   --------------
$  128,462,834    $   26,084,259   $ 424,482,579  $  132,700,791   $   18,639,102   $   63,306,734   $   19,905,252   $   17,646,148
==============    ==============   =============  ==============   ==============   ==============   ==============   ==============

   108,304,748        29,424,462     369,822,279     110,566,071       24,483,235       62,105,323       24,460,012       22,033,885
==============    ==============   =============  ==============   ==============   ==============   ==============   ==============

     9,973,823         4,000,653      36,783,586      12,602,164          978,944        6,394,620        2,927,243        2,787,701
$        12.88    $         6.52   $       11.54  $        10.53   $        19.04   $         9.90   $         6.80   $         6.33
$  109,933,155    $   24,253,883   $ 411,621,950  $  125,553,385   $   18,670,923   $   56,871,072   $   18,735,219   $   17,412,889

                                                   SUBACCOUNTS (CONTINUED)
 -----------------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP     PRUDENTIAL SP   PRUDENTIAL SP  PRUDENTIAL SP     JANUS ASPEN                                       PRUDENTIAL SP
SMALL/MID CAP     INVESCO SMALL    PIMCO TOTAL    PIMCO HIGH          GROWTH       PRUDENTIAL SP    PRUDENTIAL SP     MFS CAPITAL
    VALUE            COMPANY          RETURN         YIELD          PORTFOLIO -      LARGE CAP        AIM CORE       OPPORTUNITIES
 PORTFOLIO      GROWTH PORTFOLIO    PORTFOLIO      PORTFOLIO      SERVICE SHARES  VALUE PORTFOLIO  EQUITY PORTFOLIO    PORTFOLIO
--------------  ----------------  -------------  --------------   --------------  ---------------  ----------------  --------------
$       21,631   $            0   $   9,988,565  $    5,919,860   $            0   $            0   $       49,955   $       12,746
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

     1,268,577          250,486       6,101,469       1,350,048          209,810          688,637          242,660          177,763
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

     1,268,577          250,486       6,101,469       1,350,048          209,810          688,637          242,660          177,763
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

    (1,246,946)        (250,486)      3,887,096       4,569,812         (209,810)        (688,637)        (192,705)        (165,017)
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

             0                0       8,372,963               0                0                0                0                0
      (484,392)          19,966       2,767,834         896,573         (479,868)        (458,271)        (245,611)        (359,184)
    26,640,708        4,654,574         554,712       9,453,307        4,297,231       12,053,381        3,642,874        3,162,175
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

    26,156,316        4,674,540      11,695,509      10,349,880        3,817,363       11,595,110        3,397,263        2,802,991
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

$   24,909,370   $    4,424,054   $  15,582,605  $   14,919,692   $    3,607,553   $   10,906,473   $    3,204,558   $    2,637,974
==============   ==============   =============  ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                PRUDENTIAL SP                     SP PRUDENTIAL    PRUDENTIAL SP    PRUDENTIAL SP
                                             STRATEGIC PARTNERS  PRUDENTIAL SP    U.S. EMERGING   AIM AGGRESSIVE      ALLIANCE
                                               FOCUSED GROWTH   MID CAP GROWTH       GROWTH           GROWTH         TECHNOLOGY
                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                             ------------------ --------------   --------------   --------------   --------------
ASSETS
  Investment in the portfolios, at value ....  $   19,412,174   $   50,518,464   $   67,588,538   $   16,511,776   $   17,234,278
                                               --------------   --------------   --------------   --------------   --------------
  Net Assets ................................  $   19,412,174   $   50,518,464   $   67,588,538   $   16,511,776   $   17,234,278
                                               ==============   ==============   ==============   ==============   ==============

NET ASSETS, representing:
  Accumulation units ........................  $   19,412,174   $   50,518,464   $   67,588,538   $   16,511,776   $   17,234,278
                                               --------------   --------------   --------------   --------------   --------------
                                               $   19,412,174   $   50,518,464   $   67,588,538   $   16,511,776   $   17,234,278
                                               ==============   ==============   ==============   ==============   ==============

  Units outstanding .........................      24,824,031       67,470,216       76,117,764       19,203,198       24,730,615
                                               ==============   ==============   ==============   ==============   ==============

  Portfolio shares held .....................       3,066,694        8,816,486       10,163,690        2,544,187        3,613,056
  Portfolio net asset value per share .......  $         6.33   $         5.73   $         6.65   $         6.49   $         4.77
  Investment in portfolio shares, at cost ...  $   18,950,239   $   49,115,396   $   63,055,831   $   15,388,938   $   17,783,318

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                PRUDENTIAL SP                     SP PRUDENTIAL    PRUDENTIAL SP    PRUDENTIAL SP
                                             STRATEGIC PARTNERS  PRUDENTIAL SP    U.S. EMERGING   AIM AGGRESSIVE      ALLIANCE
                                               FOCUSED GROWTH   MID CAP GROWTH       GROWTH           GROWTH         TECHNOLOGY
                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                             ------------------ --------------   --------------   --------------   --------------
ASSETS
INVESTMENT INCOME
  Dividend income ...........................  $            0   $            0   $            0   $            0   $            0
                                               --------------   --------------   --------------   --------------   --------------

EXPENSES
  Charges to contract owners for
    assuming mortality risk and expense
    risk and for administration .............         216,033          441,861          608,420          176,609          159,109
                                               --------------   --------------   --------------   --------------   --------------

NET EXPENSES ................................         216,033          441,861          608,420          176,609          159,109
                                               --------------   --------------   --------------   --------------   --------------

NET INVESTMENT INCOME (LOSS) ................        (216,033)        (441,861)        (608,420)        (176,609)        (159,109)
                                               --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ......               0                0                0                0                0
  Realized gain (loss) on shares redeemed ...        (232,494)        (620,843)        (475,084)        (194,109)        (361,593)
  Net change in unrealized gain (loss)
    on investments ..........................       3,506,793        9,842,128       12,364,314        3,030,064        3,664,584
                                               --------------   --------------   --------------   --------------   --------------

NET GAIN (LOSS) ON INVESTMENTS ..............       3,274,299        9,221,285       11,889,230        2,835,955        3,302,991
                                               --------------   --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................  $    3,058,266   $    8,779,424   $   11,280,810   $    2,659,346   $    3,143,882
                                               ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7

                                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  PRUDENTIAL SP    PRUDENTIAL SP
 PRUDENTIAL SP    PRUDENTIAL SP   PRUDENTIAL SP   PRUDENTIAL SP     JENNISON         DEUTSCHE
  CONSERVATIVE   BALANCED ASSET   GROWTH ASSET  AGGRESSIVE GROWTH INTERNATIONAL    INTERNATIONAL     EVERGREEN VA     EVERGREEN VA
ASSET ALLOCATION   ALLOCATION      ALLOCATION   ASSET ALLOCATION      GROWTH           EQUITY       CAPITAL GROWTH      BLUE CHIP
   PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO           FUND             FUND
---------------- --------------   ------------- ----------------- --------------   --------------   --------------   --------------
$  267,381,135   $  421,057,485   $ 301,059,276  $   51,315,013   $   34,917,263   $   43,370,372   $            0   $            0
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------
$  267,381,135   $  421,057,485   $ 301,059,276  $   51,315,013   $   34,917,263   $   43,370,372   $            0   $            0
==============   ==============   =============  ==============   ==============   ==============   ==============   ==============

$  267,381,135   $  421,057,485   $ 301,059,276  $   51,315,013   $   34,917,263   $   43,370,372   $            0   $            0
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------
$  267,381,135   $  421,057,485   $ 301,059,276  $   51,315,013   $   34,917,263   $   43,370,372   $            0   $            0
==============   ==============   =============  ==============   ==============   ==============   ==============   ==============

   246,728,956      389,561,302     281,218,907      49,023,735       40,927,605       45,767,010                0                0
==============   ==============   =============  ==============   ==============   ==============   ==============   ==============

    25,513,467       43,587,731      34,564,785       6,553,642        5,928,228        5,654,546                0                0
$        10.48   $         9.66   $        8.71  $         7.83   $         5.89   $         7.67   $         0.00   $         0.00
$  246,297,308   $  381,082,382   $ 270,029,937  $   45,826,306   $   31,234,122   $   39,135,481   $           --   $           --

                                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  PRUDENTIAL SP    PRUDENTIAL SP
 PRUDENTIAL SP    PRUDENTIAL SP   PRUDENTIAL SP   PRUDENTIAL SP     JENNISON         DEUTSCHE
 CONSERVATIVE    BALANCED ASSET   GROWTH ASSET  AGGRESSIVE GROWTH INTERNATIONAL    INTERNATIONAL     EVERGREEN VA     EVERGREEN VA
ASSET ALLOCATION   ALLOCATION      ALLOCATION   ASSET ALLOCATION      GROWTH           EQUITY       CAPITAL GROWTH      BLUE CHIP
   PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO           FUND             FUND
---------------- --------------   ------------- ----------------- --------------   --------------   --------------   --------------
$    2,167,302   $    1,964,957   $     721,985  $        6,313   $            0   $      206,462   $        9,208   $        2,458
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

     2,792,695        3,882,737       2,603,435         412,861          329,365          459,231            3,500            3,579
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

     2,792,695        3,882,737       2,603,435         412,861          329,365          459,231            3,500            3,579
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

      (625,393)      (1,917,780)     (1,881,450)       (406,548)        (329,365)        (252,769)           5,708           (1,121)
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

       181,719                0               0               0                0                0                0                0
       779,357          231,875        (163,442)        (14,855)         146,276         (127,796)          44,181           37,751
    24,195,011       51,346,669      43,222,216       8,285,768        7,892,935        8,292,854            1,237                0
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

    25,156,087       51,578,544      43,058,774       8,270,913        8,039,211        8,165,058           45,418           37,751
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

$   24,530,694   $   49,660,764   $  41,177,324  $    7,864,365   $    7,709,846   $    7,912,289   $       51,126   $       36,630
==============   ==============   =============  ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

                                                                                  SUBACCOUNTS
                                               ----------------------------------------------------------------------------------
                                                EVERGREEN VA     EVERGREEN VA     EVERGREEN VA     EVERGREEN VA     EVERGREEN VA
                                                 FOUNDATION     GLOBAL LEADERS       GROWTH           MASTERS           OMEGA
                                                    FUND             FUND             FUND             FUND             FUND
                                               --------------   --------------   --------------   --------------   --------------
ASSETS
  Investment in the portfolios, at value ....  $    1,334,677   $            0   $    1,030,688   $            0   $    2,607,014
                                               --------------   --------------   --------------   --------------   --------------
  Net Assets ................................  $    1,334,677   $            0   $    1,030,688   $            0   $    2,607,014
                                               ==============   ==============   ==============   ==============   ==============

NET ASSETS, representing:
  Accumulation units ........................  $    1,334,677   $            0   $    1,030,688   $            0   $    2,607,014
                                               --------------   --------------   --------------   --------------   --------------
                                               $    1,334,677   $            0   $    1,030,688   $            0   $    2,607,014
                                               ==============   ==============   ==============   ==============   ==============

  Units outstanding .........................       1,190,092                0          766,474                0        1,962,208
                                               ==============   ==============   ==============   ==============   ==============

  Portfolio shares held .....................         102,353                0           85,040                0          172,536
  Portfolio net asset value per share .......  $        13.04   $         0.00   $        12.12   $         0.00   $        15.11
  Investment in portfolio shares, at cost ...  $    1,282,058   $           --   $      955,211   $           --   $    2,378,712

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

                                                                                  SUBACCOUNTS
                                               ----------------------------------------------------------------------------------
                                                EVERGREEN VA     EVERGREEN VA     EVERGREEN VA     EVERGREEN VA     EVERGREEN VA
                                                 FOUNDATION     GLOBAL LEADERS       GROWTH           MASTERS           OMEGA
                                                    FUND             FUND             FUND             FUND             FUND
                                               --------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME
  Dividend income ...........................  $       26,552   $        1,806   $            0   $          231   $            0
                                               --------------   --------------   --------------   --------------   --------------

EXPENSES
  Charges to contract owners for
    assuming mortality risk and expense
    risk and for administration .............           7,328            1,589            4,341            1,369           11,875
                                               --------------   --------------   --------------   --------------   --------------

NET EXPENSES ................................           7,328            1,589            4,341            1,369           11,875
                                               --------------   --------------   --------------   --------------   --------------

NET INVESTMENT INCOME (LOSS) ................          19,224              217           (4,341)          (1,138)         (11,875)
                                               --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ......               0                0                0                0                0
  Realized gain (loss) on shares redeemed ...           3,188           22,815            3,047           28,423           10,315
  Net change in unrealized gain (loss)
    on investments ..........................          53,108              843           76,085                0          230,523
                                               --------------   --------------   --------------   --------------   --------------

NET GAIN (LOSS) ON INVESTMENTS ..............          56,296           23,658           79,132           28,423          240,838
                                               --------------   --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................  $       75,520   $       23,875   $       74,791   $       27,285   $      228,963
                                               ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                    SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------
 EVERGREEN VA     EVERGREEN VA    EVERGREEN VA
   SMALL CAP      INTERNATIONAL    GROWTH AND
     VALUE           EQUITY          INCOME       EVERGREEN VA
     FUND             FUND            FUND            FUND
--------------   --------------   -------------  --------------
$    1,829,539   $      349,975   $     709,847  $    1,086,286
--------------   --------------   -------------  --------------
$    1,829,539   $      349,975   $     709,847  $    1,086,286
==============   ==============   =============  ==============

$    1,829,539   $      349,975   $     709,847  $    1,086,286
--------------   --------------   -------------  --------------
$    1,829,539   $      349,975   $     709,847  $    1,086,286
==============   ==============   =============  ==============

     1,470,603           33,522          68,284         105,052
==============   ==============   =============  ==============

       132,768           32,677          46,274          90,448
$        13.78   $        10.71   $       15.34  $        12.01
$    1,642,545   $      337,817   $     680,432  $    1,045,342

                    SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------
 EVERGREEN VA     EVERGREEN VA    EVERGREEN VA
   SMALL CAP      INTERNATIONAL    GROWTH AND
     VALUE           EQUITY          INCOME       EVERGREEN VA
     FUND             FUND            FUND            FUND
--------------   --------------   -------------  --------------
$        1,564   $        2,870   $       3,313  $            0
--------------   --------------   -------------  --------------

         8,856              398             821           1,168
--------------   --------------   -------------  --------------

         8,856              398             821           1,168
--------------   --------------   -------------  --------------

        (7,292)           2,472           2,492          (1,168)
--------------   --------------   -------------  --------------

             0                0               0               0
        14,081               19             371             199
       189,914           12,158          29,415          40,944
--------------   --------------   -------------  --------------

       203,995           12,177          29,786          41,143
--------------   --------------   -------------  --------------

$      196,703   $       14,649   $      32,278  $       39,975
==============   ==============   =============  ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the years ended December 31, 2003 and December 31, 2002

                                                                             SUBACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                       PRUDENTIAL MONEY MARKET       PRUDENTIAL DIVERSIFIED BOND
                                              PORTFOLIO                       PORTFOLIO              PRUDENTIAL EQUITY PORTFOLIO
                                    -----------------------------   -----------------------------   -----------------------------
                                      01/01/2003      01/01/2002      01/01/2003      01/01/2002      01/01/2003      01/01/2002
                                          TO              TO              TO              TO              TO              TO
                                      12/31/2003      12/31/2002      12/31/2003      12/31/2002      12/31/2003      12/31/2002
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS
  Net investment income (loss) ...  $  (2,426,219)  $     446,876   $  14,020,816   $  60,685,582   $  (1,564,458)  $  (2,691,566)
  Capital gains distributions
    received .....................              0               0               0               0               0               0
  Realized gain (loss) on
    shares redeemed ..............              0               0        (237,165)     (3,459,326)    (42,404,407)    (64,150,308)
  Net change in unrealized
    gain (loss) on investments ...              0               0      17,949,861     (26,061,312)    144,894,393     (61,865,627)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ................     (2,426,219)        446,876      31,733,512      31,164,944     100,925,528    (128,707,501)
                                    -------------   -------------   -------------   -------------   -------------   -------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ....     70,539,867      91,207,610       1,880,472       2,826,230      14,830,312       5,648,202
  Surrenders, withdrawals and
    death benefits ...............   (118,482,202)   (157,779,516)    (70,877,135)    (79,970,500)    (42,371,036)    (57,038,742)
  Net transfers between other
    subaccounts or fixed
    rate option ..................   (117,454,213)     45,716,839     (23,386,929)    (16,158,458)     (6,228,929)    (27,070,339)
  Withdrawal and other charges ...       (311,980)       (218,410)       (239,955)       (248,233)       (206,428)       (229,740)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ....   (165,708,528)    (21,073,477)    (92,623,547)    (93,550,961)    (33,976,081)    (78,690,619)
                                    -------------   -------------   -------------   -------------   -------------   -------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS .................   (168,134,747)    (20,626,601)    (60,890,035)    (62,386,017)     66,949,447    (207,398,120)

NET ASSETS
  Beginning of period ............    492,182,305     512,808,906     567,736,344     630,122,361     371,344,804     578,742,924
                                    -------------   -------------   -------------   -------------   -------------   -------------
  End of period ..................  $ 324,047,558   $ 492,182,305   $ 506,846,309   $ 567,736,344   $ 438,294,251   $ 371,344,804
                                    =============   =============   =============   =============   =============   =============

  Beginning units ................    416,179,436     424,217,942     401,632,903     470,573,537     308,350,995     365,793,095
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Units issued ...................    174,520,665     624,320,650       2,441,855       9,462,426      21,780,743      13,835,019
  Units redeemed .................   (311,275,317)   (632,359,156)    (65,756,055)    (78,403,060)    (44,695,623)    (71,277,119)
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Ending units ...................    279,424,784     416,179,436     338,318,703     401,632,903     285,436,115     308,350,995
                                    =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL FLEXIBLE         PRUDENTIAL CONSERVATIVE           PRUDENTIAL VALUE              PRUDENTIAL HIGH YIELD
     MANAGED PORTFOLIO            BALANCED PORTFOLIO                  PORTFOLIO                    BOND PORTFOLIO
---------------------------   ---------------------------   -----------------------------   -----------------------------
 01/01/2003     01/01/2002     01/01/2003     01/01/2002     01/01/2003      01/01/2002       01/01/2003     01/01/2002
     TO             TO             TO             TO             TO              TO               TO             TO
 12/31/2003     12/31/2002     12/31/2003     12/31/2002     12/31/2003      12/31/2002       12/31/2003     12/31/2002
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
$    244,900   $    780,732   $    847,993   $ (1,076,008)  $     514,248   $    (369,800)  $  17,206,683   $  42,009,267
           0              0              0        216,738               0               0               0               0
  (2,653,875)    (3,706,379)    (2,866,000)    (4,376,596)    (22,912,670)    (32,276,875)    (13,345,333)    (29,348,481)

   9,338,500     (3,984,285)    11,461,149     (3,535,437)     98,352,962     (74,635,906)     47,476,044     (13,906,293)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

   6,929,525     (6,909,932)     9,443,142     (8,771,303)     75,954,540    (107,282,581)     51,337,394      (1,245,507)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

      81,614        118,238        149,238        251,630      13,516,145       6,952,577         925,867       1,547,833
  (5,890,823)    (6,873,013)   (12,025,674)   (14,817,068)    (35,242,872)    (50,028,707)    (30,138,020)    (34,212,997)

    (908,052)    (2,383,704)    (1,044,946)    (3,321,838)     (6,866,726)    (17,055,775)      6,980,881     (16,265,259)
           0              0              0              0        (170,295)       (190,117)       (119,297)       (122,294)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

  (6,717,261)    (9,138,479)   (12,921,382)   (17,887,276)    (28,763,748)    (60,322,022)    (22,350,569)    (49,052,717)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

     212,264    (16,048,411)    (3,478,240)   (26,658,579)     47,190,792    (167,604,603)     28,986,825     (50,298,224)

  36,371,819     52,420,230     64,121,378     90,779,957     315,497,893     483,102,496     232,545,386     282,843,610
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
$ 36,584,083   $ 36,371,819   $ 60,643,138   $ 64,121,378   $ 362,688,685   $ 315,497,893   $ 261,532,211   $ 232,545,386
============   ============   ============   ============   =============   =============   =============   =============

  30,154,303     37,399,211     50,764,281     64,511,055     213,942,267     247,753,890     208,477,010     253,782,101
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
     479,995        740,280        332,935        836,381      19,103,882      12,446,843       7,321,552       5,504,764
  (5,785,539)    (7,985,188)   (10,107,721)   (14,583,155)    (31,425,206)    (46,258,466)    (25,638,957)    (50,809,855)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
  24,848,759     30,154,303     40,989,495     50,764,281     201,620,943     213,942,267     190,159,605     208,477,010
============   ============   ============   ============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the years ended December 31, 2003 and December 31, 2002

                                                                             SUBACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                     PRUDENTIAL NATURAL RESOURCES      PRUDENTIAL STOCK INDEX
                                               PORTFOLIO                      PORTFOLIO              PRUDENTIAL GLOBAL PORTFOLIO
                                    -----------------------------   -----------------------------   -----------------------------
                                      01/01/2003      01/01/2002      01/01/2003      01/01/2002      01/01/2003      01/01/2002
                                          TO              TO              TO              TO              TO              TO
                                      12/31/2003      12/31/2002      12/31/2003      12/31/2002      12/31/2003      12/31/2002
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS
  Net investment income (loss) ...  $     247,243   $     (70,274)  $     348,725   $  (1,332,409)  $  (1,068,766)  $    (389,395)
  Capital gains distributions
    received .....................        567,515          98,315      18,501,483       5,231,877               0               0
  Realized gain (loss) on
    shares redeemed ..............        267,552         154,721     (24,938,968)    (38,730,507)     (8,258,511)    (13,852,186)
  Net change in unrealized
    gain (loss) on investments ...      1,740,702       1,153,642     135,805,091    (137,153,904)     38,078,242     (19,932,167)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ................      2,823,012       1,336,404     129,716,331    (171,984,943)     28,750,965     (34,173,748)
                                    -------------   -------------   -------------   -------------   -------------   -------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ....         20,490          19,670      48,655,572      21,773,753       8,571,078       4,534,368
  Surrenders, withdrawals and
    death benefits ...............     (1,596,940)     (1,509,599)    (52,040,504)    (68,583,672)     (9,640,849)    (11,643,430)
  Net transfers between other
    subaccounts or fixed
    rate option ..................          7,276       1,279,635      13,277,638     (28,176,813)      3,501,856      (6,886,254)
  Withdrawal and other charges ...              0               0        (310,951)       (328,685)        (53,591)        (54,997)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ....     (1,569,174)       (210,294)      9,581,755     (75,315,417)      2,378,494     (14,050,313)
                                    -------------   -------------   -------------   -------------   -------------   -------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS .................      1,253,838       1,126,110     139,298,086    (247,300,360)     31,129,459     (48,224,061)

NET ASSETS
  Beginning of period ............      8,816,527       7,690,417     506,071,198     753,371,558      90,783,389     139,007,450
                                    -------------   -------------   -------------   -------------   -------------   -------------
  End of period ..................  $  10,070,365   $   8,816,527   $ 645,369,284   $ 506,071,198   $ 121,912,848   $  90,783,389
                                    =============   =============   =============   =============   =============   =============

  Beginning units ................      4,432,888       4,534,337     410,343,936     450,066,850      89,622,369      98,905,458
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Units issued ...................        426,382         817,433      96,896,629      44,574,185      64,581,991     178,473,502
  Units redeemed .................     (1,165,540)       (918,882)    (72,809,063)    (84,297,099)    (61,045,874)   (187,756,591)
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Ending units ...................      3,693,730       4,432,888     434,431,502     410,343,936      93,158,486      89,622,369
                                    =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A13

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                      PRUDENTIAL
        PRUDENTIAL               SMALL CAPITALIZATION          T. ROWE INTERNATIONAL                T. ROWE EQUITY
    JENNISON PORTFOLIO              STOCK PORTFOLIO               STOCK PORTFOLIO                  STOCK PORTFOLIO
---------------------------   ---------------------------   -----------------------------   -----------------------------
 01/01/2003     01/01/2002     01/01/2003     01/01/2002     01/01/2003      01/01/2002      01/01/2003      01/01/2002
     TO             TO             TO             TO             TO              TO              TO              TO
 12/31/2003     12/31/2002     12/31/2003     12/31/2002     12/31/2003      12/31/2002      12/31/2003      12/31/2002
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
$ (6,360,485)  $ (8,362,752)  $   (895,644)  $   (567,611)  $     (35,555)  $    (186,993)  $     425,062   $     315,784
           0              0        640,409      1,487,954          31,884          33,621               0         189,145
 (57,717,101)   (91,903,557)    (1,457,812)    (1,947,470)     (2,968,105)     (5,304,515)     (1,367,634)     (2,111,147)

 201,841,585   (173,957,946)    32,045,089    (19,510,811)     11,590,654      (2,071,301)     31,722,145     (24,609,202)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

 137,763,999   (274,224,255)    30,332,042    (20,537,938)      8,618,878      (7,529,188)     30,779,573     (26,215,420)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

  27,587,525     24,318,492        309,833        576,942         127,350         150,217         368,828         677,869
 (53,762,802)   (75,050,300)   (10,971,124)   (12,620,479)     (2,880,827)     (3,863,050)    (14,917,073)    (19,399,948)

  (5,736,215)   (44,246,954)    (1,434,545)     6,984,754       1,352,040          64,624       1,495,801       3,347,977
    (368,067)      (411,700)       (42,150)       (46,104)        (16,745)        (18,360)        (71,842)        (77,435)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

 (32,279,559)   (95,390,462)   (12,137,986)    (5,104,887)     (1,418,182)     (3,666,569)    (13,124,286)    (15,451,537)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

 105,484,440   (369,614,717)    18,194,056    (25,642,825)      7,200,696     (11,195,757)     17,655,287     (41,666,957)

 521,576,793    891,191,510     94,563,232    120,206,057      31,479,515      42,675,272     140,401,953     182,068,910
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
$627,061,233   $521,576,793   $112,757,288   $ 94,563,232   $  38,680,211   $  31,479,515   $ 158,057,240   $ 140,401,953
============   ============   ============   ============   =============   =============   =============   =============

 470,005,008    519,479,818     67,804,184     72,079,424      39,723,206      43,375,989     100,665,386     111,911,663
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
  47,085,127     71,575,400      2,250,238      7,533,372       8,052,798      72,217,668       1,673,437       4,655,219
 (63,902,987)  (121,050,210)   (10,680,201)   (11,808,612)     (9,865,536)    (75,870,451)    (10,724,872)    (15,901,496)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
 453,187,148    470,005,008     59,374,221     67,804,184      37,910,468      39,723,206      91,613,951     100,665,386
============   ============   ============   ============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A14

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the years ended December 31, 2003 and December 31, 2002

                                                                             SUBACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                                                        OPPENHEIMER SMALL CAP
                                    OPPENHEIMER MANAGED PORTFOLIO             PORTFOLIO               AIM V.I. CORE EQUITY FUND
                                    -----------------------------   -----------------------------   -----------------------------
                                     01/01/2003     01/01/2002       01/01/2003      01/01/2002      01/01/2003      01/01/2002
                                         TO             TO               TO              TO              TO              TO
                                     12/31/2003     12/31/2002       12/31/2003      12/31/2002      12/31/2003      12/31/2002
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS
Net investment income (loss) .....  $     960,311   $   1,730,153   $  (1,071,247)  $  (1,291,225)  $    (363,713)  $  (1,213,594)
  Capital gains distributions
    received .....................              0               0               0      15,780,471               0               0
  Realized gain (loss) on
    shares redeemed ..............     (7,839,163)     (9,477,010)     (1,749,826)     (1,210,589)     (4,259,321)     (6,893,720)
  Net change in unrealized
    gain (loss) on investments ...     44,264,469     (45,282,566)     30,218,556     (38,185,478)     22,987,374     (12,911,558)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ................     37,385,617     (53,029,423)     27,397,483     (24,906,821)     18,364,340     (21,018,872)
                                    -------------   -------------   -------------   -------------   -------------   -------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ....        494,802       1,060,424         233,369         528,159         224,292         390,308
  Surrenders, withdrawals and
    death benefits ...............    (23,464,533)    (34,514,071)     (7,772,055)    (11,622,167)     (9,037,324)    (13,085,570)
  Net transfers between other
    subaccounts or fixed
    rate option ..................     (9,798,917)    (13,221,627)     (1,980,459)      1,929,700      (4,698,099)     (7,479,526)
  Withdrawal and other charges ...       (125,005)       (145,360)        (40,174)        (45,669)        (54,471)        (61,590)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ....    (32,893,653)    (46,820,634)     (9,559,319)     (9,209,977)    (13,565,602)    (20,236,378)
                                    -------------   -------------   -------------   -------------   -------------   -------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..................      4,491,964     (99,850,057)     17,838,164     (34,116,798)      4,798,738     (41,255,250)

NET ASSETS
  Beginning of period ............    211,382,398     311,232,455      77,030,485     111,147,283      91,254,541     132,509,791
                                    -------------   -------------   -------------   -------------   -------------   -------------
  End of period ..................  $ 215,874,362   $ 211,382,398   $  94,868,649   $  77,030,485   $  96,053,279   $  91,254,541
                                    =============   =============   =============   =============   =============   =============

  Beginning units ................    183,136,514     220,992,370      59,642,517      66,511,897      80,527,271      97,304,048
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Units issued ...................      1,028,639       3,454,573       1,564,245       5,860,648         156,676      11,366,245
  Units redeemed .................    (28,385,237)    (41,310,429)     (8,995,324)    (12,730,028)    (11,491,273)    (28,143,022)
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Ending units ...................    155,779,916     183,136,514      52,211,438      59,642,517      69,192,674      80,527,271
                                    =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A15

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
          AIM V.I.                                           JANUS INTERNATIONAL GROWTH
    PREMIER EQUITY FUND         JANUS GROWTH PORTFOLIO               PORTFOLIO                   MFS RESEARCH SERIES
---------------------------   ---------------------------   -----------------------------   -----------------------------
 01/01/2003     01/01/2002     01/01/2003     01/01/2002     01/01/2003      01/01/2002       01/01/2003     01/01/2002
     TO             TO             TO             TO             TO              TO               TO             TO
 12/31/2003     12/31/2002     12/31/2003     12/31/2002     12/31/2003      12/31/2002       12/31/2003     12/31/2002
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
$ (1,714,666)  $ (2,353,411)  $ (2,084,713)  $ (2,969,869)  $    (265,534)  $  (1,122,449)  $    (312,264)  $    (638,719)
           0              0              0              0               0               0               0               0
 (15,796,175)   (26,419,122)   (18,997,948)   (32,310,081)    (13,417,932)    (16,382,056)     (3,724,467)     (5,948,292)

  50,505,121    (56,589,767)    62,968,518    (34,671,904)     57,934,465     (45,769,920)     13,038,039     (11,040,719)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

  32,994,280    (85,362,300)    41,885,857    (69,951,854)     44,250,999     (63,274,425)      9,001,308     (17,627,730)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

     487,128        719,125        538,639        952,643         355,476         670,795         106,942         214,820
 (14,847,001)   (23,199,914)   (14,931,752)   (23,378,291)    (13,796,651)    (20,221,856)     (4,431,870)     (6,162,884)

  (9,823,357)   (23,778,071)   (11,963,537)   (23,285,893)    (13,921,304)    (18,554,634)     (2,251,309)     (5,409,438)
    (103,009)      (121,167)      (113,249)      (133,159)        (94,601)       (111,579)        (26,685)        (30,759)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

 (24,286,239)   (46,380,027)   (26,469,899)   (45,844,700)    (27,457,080)    (38,217,274)     (6,602,922)    (11,388,261)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

   8,708,041   (131,742,327)    15,415,958   (115,796,554)     16,793,919    (101,491,699)      2,398,386     (29,015,991)

 158,640,445    290,382,772    157,513,757    273,310,311     155,179,487     256,671,186      43,989,927      73,005,918
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
$167,348,486   $158,640,445   $172,929,715   $157,513,757   $ 171,973,406   $ 155,179,487   $  46,388,313   $  43,989,927
============   ============   ============   ============   =============   =============   =============   =============

 149,964,852    189,548,199    152,436,090    191,975,972     133,116,878     161,799,710      44,963,479      55,542,082
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
     260,773     14,193,635        434,455     22,633,904       3,693,292      60,089,540         246,451      16,848,746
 (21,870,728)   (53,776,982)   (23,896,050)   (62,173,786)    (25,874,083)    (88,772,372)     (6,655,531)    (27,427,349)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
 128,354,897    149,964,852    128,974,495    152,436,090     110,936,087     133,116,878      38,554,399      44,963,479
============   ============   ============   ============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A16

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the years ended December 31, 2003 and December 31, 2002

                                                                             SUBACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                                                      CREDIT SUISSE TRUST GLOBAL         AMERICAN CENTURY VP
                                      MFS EMERGING GROWTH SERIES           POST-VENTURE FUND                 VALUE FUND
                                    -----------------------------   -----------------------------   -----------------------------
                                      01/01/2003     01/01/2002      01/01/2003      01/01/2002      01/01/2003      01/01/2002
                                          TO             TO              TO              TO              TO              TO
                                      12/31/2003     12/31/2002      12/31/2003      12/31/2002      12/31/2003      12/31/2002
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS
  Net investment income (loss) ...  $  (1,726,058)  $  (2,245,379)  $    (278,287)  $    (354,294)  $    (162,166)  $    (301,941)
  Capital gains distributions
    received .....................              0               0               0               0               0       3,933,071
  Realized gain (loss) on
    shares redeemed ..............    (16,540,910)    (26,234,076)     (3,068,105)     (3,877,003)        (97,548)       (638,279)
  Net change in unrealized
    gain (loss) on investments ...     49,012,784     (44,652,922)     10,968,357      (6,615,136)     13,449,654     (13,419,256)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ................     30,745,816     (73,132,377)      7,621,965     (10,846,433)     13,189,940     (10,426,405)
                                    -------------   -------------   -------------   -------------   -------------   -------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ....        386,129         777,848          49,559          87,214         205,115         478,125
  Surrenders, withdrawals and
    death benefits ...............    (11,757,961)    (16,669,371)     (1,979,424)     (2,667,602)     (4,949,885)     (7,789,382)
  Net transfers between other
    subaccounts or fixed
    rate option ..................     (5,531,228)    (12,728,353)       (111,419)     (1,424,603)     (1,662,511)      1,193,767
  Withdrawal and other charges ...        (89,448)       (102,757)        (12,654)        (14,739)        (26,400)        (29,553)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ....    (16,992,508)    (28,722,633)     (2,053,938)     (4,019,730)     (6,433,681)     (6,147,043)
                                    -------------   -------------   -------------   -------------   -------------   -------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..................     13,753,308    (101,855,010)      5,568,027     (14,866,163)      6,756,259     (16,573,448)

NET ASSETS
  Beginning of period ............    119,194,221     221,049,231      18,244,560      33,110,723      53,891,588      70,465,036
                                    -------------   -------------   -------------   -------------   -------------   -------------
  End of period ..................  $ 132,947,529   $ 119,194,221   $  23,812,587   $  18,244,560   $  60,647,847   $  53,891,588
                                    =============   =============   =============   =============   =============   =============

  Beginning units ................    132,890,601     161,014,796      27,585,158      32,528,711      42,190,169      47,580,732
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Units issued ...................      2,839,423      24,425,487       1,341,948      32,223,121       1,245,862       5,358,581
  Units redeemed .................    (20,293,201)    (52,549,682)     (4,197,411)    (37,166,674)     (6,090,182)    (10,749,144)
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Ending units ...................    115,436,823     132,890,601      24,729,695      27,585,158      37,345,849      42,190,169
                                    =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A17

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TEMP              PRUDENTIAL JENNISON           PRUDENTIAL DIVERSIFIED
       SMALL CAP FUND            20/20 FOCUS PORTFOLIO      CONSERVATIVE GROWTH PORTFOLIO         DAVIS VALUE FUND
---------------------------   ---------------------------   -----------------------------   -----------------------------
 01/01/2003     01/01/2002     01/01/2003     01/01/2002     01/01/2003      01/01/2002       01/01/2003     01/01/2002
     TO             TO             TO             TO             TO              TO               TO             TO
 12/31/2003     12/31/2002     12/31/2003     12/31/2002     12/31/2003      12/31/2002       12/31/2003     12/31/2002
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

$   (760,627)  $   (759,277)  $   (621,092)  $   (895,701)  $   4,575,843   $  (2,008,221)  $    (321,587)  $    (387,183)
           0              0              0              0               0               0               0               0
  (5,314,070)    (7,448,987)    (1,835,347)    (2,693,391)     (1,353,467)     (3,286,529)     (1,083,127)     (2,183,884)

  22,781,763    (16,741,254)    15,460,412    (14,373,632)     23,920,857     (10,614,815)     15,168,609      (8,411,377)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

  16,707,066    (24,949,518)    13,003,973    (17,962,724)     27,143,233     (15,909,565)     13,763,895     (10,982,444)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

     196,846        323,174        156,491        213,744         799,706         881,162         114,424         543,865
  (4,561,495)    (6,461,241)    (5,212,807)    (7,250,392)    (17,090,394)    (22,778,258)     (5,488,327)     (5,487,806)

  (2,275,776)    (2,783,727)    (1,200,817)    (2,299,565)      1,211,071      (6,427,313)      8,114,858       3,310,339
     (34,938)       (39,281)       (31,372)       (36,036)        (70,888)        (78,211)        (22,940)        (22,403)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

  (6,675,363)    (8,961,075)    (6,288,505)    (9,372,249)    (15,150,505)    (28,402,620)      2,718,015      (1,656,005)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

  10,031,703    (33,910,593)     6,715,468    (27,334,973)     11,992,728     (44,312,185)     16,481,910     (12,638,449)

  52,262,534     86,173,127     52,043,799     79,378,772     147,868,874     192,181,059      48,590,042      61,228,491
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
$ 62,294,237   $ 52,262,534   $ 58,759,267   $ 52,043,799   $ 159,861,602   $ 147,868,874   $  65,071,952   $  48,590,042
============   ============   ============   ============   =============   =============   =============   =============

  51,617,731     59,761,700     63,259,713     74,001,671     149,784,655     178,358,899      67,128,103      69,852,940
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
   1,041,846      1,931,215      1,867,715      4,619,572       3,629,809       4,247,266       9,293,538       8,651,757
  (7,160,531)   (10,075,184)    (9,111,170)   (15,361,530)    (18,350,683)    (32,821,510)     (6,158,553)    (11,376,594)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
  45,499,046     51,617,731     56,016,258     63,259,713     135,063,781     149,784,655      70,263,088      67,128,103
============   ============   ============   ============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A18

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the years ended December 31, 2003 and December 31, 2002

                                                                             SUBACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN PREMIER         PRUDENTIAL SP ALLIANCE        PRUDENTIAL SP DAVIS VALUE
                                           GROWTH PORTFOLIO           LARGE CAP GROWTH PORTFOLIO              PORTFOLIO
                                    -----------------------------   -----------------------------   -----------------------------
                                      01/01/2003      01/01/2002      01/01/2003      01/01/2002     01/01/2003      01/01/2002
                                          TO              TO              TO              TO             TO              TO
                                      12/31/2003      12/31/2002      12/31/2003      12/31/2002     12/31/2003      12/31/2002
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS
  Net investment income (loss) ...  $    (157,609)  $    (204,282)  $    (446,185)  $    (299,198)  $  (1,250,190)  $  (1,149,580)
  Capital gains distributions
    received .....................              0               0               0               0               0               0
  Realized gain (loss) on
    shares redeemed ..............     (2,046,097)     (6,625,106)       (682,833)       (813,785)       (616,472)     (1,258,856)
  Net change in unrealized
    gain (loss) on investments ...      4,389,294         849,417       6,724,322      (6,421,505)     31,661,255     (11,726,731)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ................      2,185,588      (5,979,971)      5,595,304      (7,534,488)     29,794,593     (14,135,167)
                                    -------------   -------------   -------------   -------------   -------------   -------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ....         18,306         141,627      12,741,885       7,493,813      44,266,091      29,586,706
  Surrenders, withdrawals and
    death benefits ...............     (1,043,342)     (1,405,575)     (1,369,777)       (947,602)     (5,408,843)     (3,815,596)
  Net transfers between other
    subaccounts or fixed
    rate option ..................        483,755        (992,568)      6,086,031       3,199,567      14,240,520      10,803,995
  Withdrawal and other charges ...         (5,867)         (7,468)        (17,823)        (11,176)        (69,082)        (43,662)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ....       (547,148)     (2,263,984)     17,440,316       9,734,602      53,028,686      36,531,443
                                    -------------   -------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..................      1,638,440      (8,243,955)     23,035,620       2,200,114      82,823,279      22,396,276

NET ASSETS
  Beginning of period ............     10,715,934      18,959,889      19,330,887      17,130,773      81,448,725      59,052,449
                                    -------------   -------------   -------------   -------------   -------------   -------------
  End of period ..................  $  12,354,374   $  10,715,934   $  42,366,507   $  19,330,887   $ 164,272,004   $  81,448,725
                                    =============   =============   =============   =============   =============   =============

  Beginning units ................     24,148,905      29,141,450      36,086,876      23,035,652     106,230,212      65,732,510
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Units issued ...................      8,715,757      24,891,750      22,512,686      17,653,970      60,426,039      50,696,590
  Units redeemed .................     (9,984,081)    (29,884,295)     (5,182,884)     (4,602,746)    (10,843,427)    (10,198,888)
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Ending units ...................     22,880,581      24,148,905      53,416,678      36,086,876     155,812,824     106,230,212
                                    =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A19

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP SMALL/MID CAP   PRUDENTIAL SP INVESCO SMALL        PRUDENTIAL SP PIMCO              PRUDENTIAL SP PIMCO
      VALUE PORTFOLIO          COMPANY GROWTH PORTFOLIO        TOTAL RETURN PORTFOLIO            HIGH YIELD PORTFOLIO
---------------------------   ---------------------------   -----------------------------   -----------------------------
 01/01/2003     01/01/2002     01/01/2003     01/01/2002     01/01/2003      01/01/2002       01/01/2003     01/01/2002
     TO             TO             TO             TO             TO              TO               TO             TO
 12/31/2003     12/31/2002     12/31/2003     12/31/2002     12/31/2003      12/31/2002       12/31/2003     12/31/2002
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
$ (1,246,946)  $   (481,906)  $   (250,486)  $   (140,646)  $   3,887,096   $   3,039,488   $   4,569,812   $   2,260,619
           0              0              0              0       8,372,963           4,680               0               0
    (484,392)      (714,528)        19,966       (511,300)      2,767,834         235,632         896,573        (351,812)

  26,640,708     (9,241,838)     4,654,574     (2,782,000)        554,712      13,517,431       9,453,307      (1,851,730)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

  24,909,370    (10,438,272)     4,424,054     (3,433,946)     15,582,605      16,797,231      14,919,692          57,077
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

  34,164,530     21,615,935      7,487,064      3,894,662     115,471,585      89,271,115      49,665,090      20,339,698
  (5,032,908)    (3,025,555)      (777,606)      (630,281)    (32,153,700)    (15,626,785)     (6,773,008)     (1,861,086)

  14,992,625     20,232,637      5,278,542      2,219,498       5,592,336     132,191,101      24,695,291       4,187,182
     (45,082)       (24,503)       (11,018)        (6,230)       (171,933)        (72,497)        (38,336)        (17,627)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

  44,079,165     38,798,514     11,976,982      5,477,649      88,738,288     205,762,934      67,549,037      22,648,167
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

  68,988,535     28,360,242     16,401,036      2,043,703     104,320,893     222,560,165      82,468,729      22,705,244

  59,474,299     31,114,057      9,683,223      7,639,520     320,161,686      97,601,521      50,232,062      27,526,818
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
$128,462,834   $ 59,474,299   $ 26,084,259   $  9,683,223   $ 424,482,579   $ 320,161,686   $ 132,700,791   $  50,232,062
============   ============   ============   ============   =============   =============   =============   =============

  67,382,754     28,976,676     17,602,579     10,453,645     282,336,590      90,215,414      49,942,623      26,697,711
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
  50,404,342     45,859,910     29,395,836     23,703,145     181,749,283     206,738,939      89,573,804      34,840,534
  (9,482,348)    (7,453,832)   (17,573,953)   (16,554,211)    (94,263,594)    (14,617,763)    (28,950,356)    (11,595,622)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
 108,304,748     67,382,754     29,424,462     17,602,579     369,822,279     282,336,590     110,566,071      49,942,623
============   ============   ============   ============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A20

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the years ended December 31, 2003 and December 31, 2002

                                                                             SUBACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                    JANUS ASPEN GROWTH PORTFOLIO -  PRUDENTIAL SP LARGE CAP VALUE   PRUDENTIAL SP AIM CORE EQUITY
                                            SERVICE SHARES                    PORTFOLIO                       PORTFOLIO
                                    -----------------------------   -----------------------------   -----------------------------
                                      01/01/2003      01/01/2002      01/01/2003      01/01/2002      01/01/2003      01/01/2002
                                          TO              TO              TO              TO              TO              TO
                                      12/31/2003      12/31/2002      12/31/2003      12/31/2002      12/31/2003      12/31/2002
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS
  Net investment income (loss) ...  $    (209,810)  $    (158,231)  $    (688,637)  $     (86,304)  $    (192,705)  $    (184,848)
  Capital gains distributions
    received .....................              0               0               0               0               0               0
  Realized gain (loss) on
    shares redeemed ..............       (479,868)       (724,701)       (458,271)       (593,886)       (245,611)       (571,764)
  Net change in unrealized
    gain (loss) on investments ...      4,297,231      (2,566,795)     12,053,381      (5,296,801)      3,642,874      (1,462,930)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ................      3,607,553      (3,449,727)     10,906,473      (5,976,991)      3,204,558      (2,219,542)
                                    -------------   -------------   -------------   -------------   -------------   -------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ....      4,387,025       3,833,332      14,355,507      12,195,967       4,282,890       3,565,625
  Surrenders, withdrawals and
    death benefits ...............       (697,368)       (448,693)     (2,338,156)     (1,476,706)       (888,316)       (563,949)
  Net transfers between other
    subaccounts or fixed
    rate option ..................      1,415,202         325,135       7,041,191       8,293,299         893,382       1,564,951
  Withdrawal and other charges ...         (8,754)         (6,387)        (24,887)        (14,476)         (8,606)         (6,438)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ....      5,096,105       3,703,387      19,033,655      18,998,084       4,279,350       4,560,189
                                    -------------   -------------   -------------   -------------   -------------   -------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..................      8,703,658         253,660      29,940,128      13,021,093       7,483,908       2,340,647

NET ASSETS
  Beginning of period ............      9,935,444       9,681,784      33,366,606      20,345,513      12,421,344      10,080,697
                                    -------------   -------------   -------------   -------------   -------------   -------------
  End of period ..................  $  18,639,102   $   9,935,444   $  63,306,734   $  33,366,606   $  19,905,252   $  12,421,344
                                    =============   =============   =============   =============   =============   =============

  Beginning units ................     19,693,074      15,055,260      42,897,472      21,807,984      20,904,953      15,144,053
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Units issued ...................      8,185,786      13,041,813      25,799,662      26,771,037       7,476,489      10,595,360
  Units redeemed .................     (3,395,625)     (8,403,999)     (6,591,811)     (5,681,549)     (3,921,430)     (4,834,460)
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Ending units ...................     24,483,235      19,693,074      62,105,323      42,897,472      24,460,012      20,904,953
                                    =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A21

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                    PRUDENTIAL SP
 PRUDENTIAL SP MFS CAPITAL        STRATEGIC PARTNERS        PRUDENTIAL SP MID CAP GROWTH      SP PRUDENTIAL U.S. EMERGING
  OPPORTUNITIES PORTFOLIO      FOCUSED GROWTH PORTFOLIO               PORTFOLIO                    GROWTH PORTFOLIO
---------------------------   ---------------------------   -----------------------------   -----------------------------
 01/01/2003     01/01/2002     01/01/2003     01/01/2002     01/01/2003       01/01/2002       01/01/2003     01/01/2002
     TO             TO             TO             TO             TO               TO               TO             TO
 12/31/2003     12/31/2002     12/31/2003     12/31/2002     12/31/2003       12/31/2002       12/31/2003     12/31/2002
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
$   (165,017)  $   (127,999)  $   (216,033)  $   (138,916)  $    (441,861)  $    (221,740)  $    (608,420)  $    (312,497)
           0              0              0              0               0               0               0               0
    (359,184)      (754,875)      (232,494)      (345,276)       (620,843)     (1,818,320)       (475,084)       (916,588)

   3,162,175     (2,039,985)     3,506,793     (2,317,799)      9,842,128      (7,375,545)     12,364,314      (6,899,472)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

   2,637,974     (2,922,859)     3,058,266     (2,801,991)      8,779,424      (9,415,605)     11,280,810      (8,128,557)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

   4,640,756      2,601,118      4,290,299      3,326,038      14,589,631       6,301,816      18,836,453       7,937,782
    (539,193)      (574,079)      (616,134)      (482,287)     (1,865,913)       (871,362)     (2,139,492)     (1,529,605)

   2,744,484      1,506,339      2,856,023      2,332,248      14,129,147       4,261,595      17,879,582       5,538,406
      (7,149)        (4,913)       (10,051)        (6,942)        (14,142)         (7,461)        (21,956)        (12,372)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

   6,838,898      3,528,465      6,520,137      5,169,057      26,838,723       9,684,588      34,554,587      11,934,211
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

   9,476,872        605,606      9,578,403      2,367,066      35,618,147         268,983      45,835,397       3,805,654

   8,169,276      7,563,670      9,833,771      7,466,705      14,900,317      14,631,334      21,753,141      17,947,487
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
$ 17,646,148   $  8,169,276   $ 19,412,174   $  9,833,771   $  50,518,464   $  14,900,317   $  67,588,538   $  21,753,141
============   ============   ============   ============   =============   =============   =============   =============

  15,206,603     10,537,078     17,955,613     10,903,246      33,701,939      18,905,462      41,583,996      24,615,931
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
   9,994,760     19,512,070     10,239,478     13,737,340      43,329,129      35,552,557      46,689,854      22,569,777
  (3,167,478)   (14,842,545)    (3,371,060)    (6,684,973)     (9,560,852)    (20,756,080)    (12,156,086)     (5,601,712)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
  22,033,885     15,206,603     24,824,031     17,955,613      67,470,216      33,701,939      76,117,764      41,583,996
============   ============   ============   ============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A22

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the years ended December 31, 2003 and December 31, 2002

                                                                             SUBACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                    PRUDENTIAL SP AIM AGGRESSIVE       PRUDENTIAL SP ALLIANCE         PRUDENTIAL SP CONSERVATIVE
                                          GROWTH PORTFOLIO              TECHNOLOGY PORTFOLIO          ASSET ALLOCATION PORTFOLIO
                                    -----------------------------   -----------------------------   -----------------------------
                                      01/01/2003      01/01/2002      01/01/2003      01/01/2002      01/01/2003      01/01/2002
                                          TO              TO              TO              TO              TO              TO
                                      12/31/2003      12/31/2002      12/31/2003      12/31/2002      12/31/2003      12/31/2002
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS
  Net investment income (loss) ...  $    (176,609)  $    (101,694)  $    (159,109)  $     (97,975)  $    (625,393)  $    (963,890)
  Capital gains distributions
    received .....................              0               0               0               0         181,719          49,684
  Realized gain (loss) on
    shares redeemed ..............       (194,109)       (221,186)       (361,593)       (898,885)        779,357        (757,040)
  Net change in unrealized
    gain (loss) on investments ...      3,030,064      (1,285,803)      3,664,584      (2,668,607)     24,195,011      (3,306,489)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ................      2,659,346      (1,608,683)      3,143,882      (3,665,467)     24,530,694      (4,977,735)
                                    -------------   -------------   -------------   -------------   -------------   -------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ....      5,245,977       3,065,109       4,328,966       1,522,695     103,693,278      48,798,047
  Surrenders, withdrawals and
    death benefits ...............       (515,821)       (245,215)       (613,914)       (565,795)    (11,400,584)     (5,806,531)
  Net transfers between other
    subaccounts or fixed
    rate option ..................      1,634,740       1,146,544       4,683,568       1,291,376      38,953,162      26,662,537
  Withdrawal and other charges ...         (8,549)         (4,729)         (6,511)         (3,679)        (72,907)        (29,394)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ....      6,356,347       3,961,709       8,392,109       2,244,597     131,172,949      69,624,659
                                    -------------   -------------   -------------   -------------   -------------   -------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS .................      9,015,693       2,353,026      11,535,991      (1,420,870)    155,703,643      64,646,924

NET ASSETS
  Beginning of period ............      7,496,083       5,143,057       5,698,287       7,119,157     111,677,492      47,030,568
                                    -------------   -------------   -------------   -------------   -------------   -------------
  End of period ..................  $  16,511,776   $   7,496,083   $  17,234,278   $   5,698,287   $ 267,381,135   $ 111,677,492
                                    =============   =============   =============   =============   =============   =============

  Beginning units ................     13,147,893       7,676,412      15,633,504      11,943,564     121,340,682      47,726,080
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Units issued ...................      8,497,400       8,256,549      19,007,473      10,874,751     148,235,703      91,545,448
  Units redeemed .................     (2,442,095)     (2,785,068)     (9,910,362)     (7,184,811)    (22,847,429)    (17,930,846)
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Ending units ...................     19,203,198      13,147,893      24,730,615      15,633,504     246,728,956     121,340,682
                                    =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A23

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                                                    PRUDENTIAL SP                   PRUDENTIAL SP
  PRUDENTIAL SP BALANCED      PRUDENTIAL SP GROWTH ASSET          AGGRESSIVE GROWTH            JENNISON INTERNATIONAL
ASSET ALLOCATION PORTFOLIO       ALLOCATION PORTFOLIO         ASSET ALLOCATION PORTFOLIO           GROWTH PORTFOLIO
---------------------------   ---------------------------   -----------------------------   -----------------------------
 01/01/2003     01/01/2002     01/01/2003     01/01/2002     01/01/2003      01/01/2002       01/01/2003     01/01/2002
     TO             TO             TO             TO             TO              TO               TO             TO
 12/31/2003     12/31/2002     12/31/2003     12/31/2002     12/31/2003      12/31/2002       12/31/2003     12/31/2002
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
$ (1,917,780)  $ (1,587,149)  $ (1,881,450)  $ (1,053,456)  $    (406,548)  $    (167,207)  $    (329,365)  $    (209,374)
           0         81,061              0         21,217               0               0               0               0
     231,875     (1,400,341)      (163,442)    (1,486,642)        (14,855)       (424,927)        146,276        (809,892)

  51,346,669    (10,938,319)    43,222,216    (11,208,354)      8,285,768      (2,374,402)      7,892,935      (2,302,189)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

  49,660,764    (13,844,748)    41,177,324    (13,727,235)      7,864,365      (2,966,536)      7,709,846      (3,321,455)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

 171,266,007     54,806,417    133,253,516     38,498,184      22,957,835       6,127,137      10,011,805       5,319,236
 (12,913,921)    (7,878,000)    (6,862,387)    (3,821,601)     (1,113,427)       (253,741)     (1,161,188)       (719,269)

  75,028,923     39,561,072     45,386,554     21,298,897       8,098,634       3,260,662       4,353,788       2,410,837
    (114,156)       (46,288)       (97,876)       (37,703)        (17,787)         (8,671)        (14,124)         (8,202)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

 233,266,853     86,443,201    171,679,807     55,937,777      29,925,255       9,125,387      13,190,281       7,002,602
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------

 282,927,617     72,598,453    212,857,131     42,210,542      37,789,620       6,158,851      20,900,127       3,681,147

 138,129,868     65,531,415     88,202,145     45,991,603      13,525,393       7,366,542      14,017,136      10,335,989
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
$421,057,485   $138,129,868   $301,059,276   $ 88,202,145   $  51,315,013   $  13,525,393   $  34,917,263   $  14,017,136
============   ============   ============   ============   =============   =============   =============   =============

 166,933,696     70,953,466    120,051,807     54,257,452      20,717,277       9,468,671      28,227,755      17,864,433
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
 248,079,840    115,283,727    180,835,150     86,027,961      34,698,847      14,870,045      65,864,617     144,301,200
 (25,452,234)   (19,303,497)   (19,668,050)   (20,233,606)     (6,392,389)     (3,621,439)    (53,164,767)   (133,937,878)
------------   ------------   ------------   ------------   -------------   -------------   -------------   -------------
 389,561,302    166,933,696    281,218,907    120,051,807      49,023,735      20,717,277      40,927,605      28,227,755
============   ============   ============   ============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A24

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and December 31, 2002

                                                                                           SUBACCOUNTS
                                                                -----------------------------------------------------------------
                                                                    PRUDENTIAL SP DEUTSCHE          EVERGREEN VA CAPITAL GROWTH
                                                                INTERNATIONAL EQUITY PORTFOLIO                 FUND
                                                                --------------   --------------   --------------   --------------
                                                                  01/01/2003       01/01/2002       01/01/2003       01/01/2002
                                                                      TO               TO               TO               TO
                                                                  12/31/2003       12/31/2002       12/08/2003       12/31/2002
                                                                --------------   --------------   --------------   --------------
OPERATIONS
  Net investment income (loss) .............................    $     (252,769)  $     (284,747)  $        5,708   $          (60)
  Capital gains distributions received .....................                 0                0                0               26
  Realized gain (loss) on shares redeemed ..................          (127,796)        (310,931)          44,181             (101)
  Net change in unrealized gain (loss) on investments ......         8,292,854       (2,770,902)           1,237           (1,521)
                                                                --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ................................         7,912,289       (3,366,580)          51,126           (1,656)
                                                                --------------   --------------   --------------   --------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..............................        13,985,144       11,225,258          553,555              (15)
  Surrenders, withdrawals and death benefits ...............        (1,608,292)        (813,846)          (4,759)            (303)
  Net transfers between other subaccounts
    or fixed rate option ...................................         2,582,081           63,816         (604,920)               0
  Withdrawal and other charges .............................           (21,765)         (13,451)              (5)              (6)
                                                                --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ..............................        14,937,168       10,461,777          (56,129)            (324)
                                                                --------------   --------------   --------------   --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ....................        22,849,457        7,095,197           (5,003)          (1,980)

NET ASSETS
  Beginning of period ......................................        20,520,915       13,425,718            5,003            6,983
                                                                --------------   --------------   --------------   --------------
  End of period ............................................    $   43,370,372   $   20,520,915   $            0   $        5,003
                                                                ==============   ==============   ==============   ==============

  Beginning units ..........................................        31,180,145       18,003,649            7,210            7,690
                                                                --------------   --------------   --------------   --------------
  Units issued .............................................        52,651,868       90,974,427          653,519                0
  Units redeemed ...........................................       (38,065,003)     (77,797,931)        (660,729)            (480)
                                                                --------------   --------------   --------------   --------------
  Ending units .............................................        45,767,010       31,180,145                0            7,210
                                                                ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A25

                                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
 EVERGREEN VA                                             EVERGREEN VA                                                EVERGREEN VA
BLUE CHIP FUND    EVERGREEN VA FOUNDATION FUND         GLOBAL LEADERS FUND             EVERGREEN VA GROWTH FUND       MASTERS FUND
--------------   ------------------------------  -------------------------------   -------------------------------   --------------
  01/01/2003       01/01/2003       01/01/2002     01/01/2003       01/01/2002       01/01/2003        01/01/2002        01/01/2003
      TO               TO               TO             TO               TO               TO                TO                TO
  12/05/2003       12/31/2003       12/31/2002     12/05/2003       12/31/2002       12/31/2003        12/31/2002        12/05/2003
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------
$       (1,121)  $       19,224   $        (547) $          217   $          (14)  $       (4,341)  $          (35)  $       (1,138)
             0                0               0               0                0                0                0                0
        37,751            3,188          (6,195)         22,815               (6)           3,047               (6)          28,423
             0           53,108            (101)            843             (843)          76,085             (608)               0
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

        36,630           75,520          (6,843)         23,875             (863)          74,791             (649)          27,285
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

       588,117        1,114,519             (28)        200,202                2          953,748                7          143,057
       (23,642)          (5,433)       (110,876)         (1,391)               0           (4,035)               0           (2,146)

      (601,105)         144,419         105,000        (227,116)           5,297            2,858            3,973         (168,196)
             0               (6)             (7)             (6)               0               (5)               0                0
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

       (36,630)       1,253,499          (5,911)        (28,311)           5,299          952,566            3,980          (27,285)
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------

             0        1,329,019         (12,754)         (4,436)           4,436        1,027,357            3,331                0

             0            5,658          18,412           4,436                0            3,331                0                0
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------
$            0   $    1,334,677   $       5,658  $            0   $        4,436   $    1,030,688   $        3,331   $            0
==============   ==============   =============  ==============   ==============   ==============   ==============   ==============

             0            6,679          19,363           5,512                0            4,532                0                0
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------
       722,072        1,265,731         116,779         271,081            5,512          790,638            4,532          142,161
      (722,072)         (82,318)       (129,463)       (276,593)               0          (28,696)               0         (142,161)
--------------   --------------   -------------  --------------   --------------   --------------   --------------   --------------
             0        1,190,092           6,679               0            5,512          766,474            4,532                0
==============   ==============   =============  ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A26

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and December 31, 2002

                                                                                           SUBACCOUNTS
                                                                -----------------------------------------------------------------
                                                                                                           EVERGREEN VA
                                                                    EVERGREEN VA OMEGA FUND            SMALL CAP VALUE FUND
                                                                -------------------------------   -------------------------------
                                                                  01/01/2003       01/01/2002       01/01/2003       01/01/2002
                                                                      TO               TO               TO               TO
                                                                  12/31/2003       12/31/2002       12/31/2003       12/31/2002
                                                                --------------   --------------   --------------   --------------
OPERATIONS
  Net investment income (loss) .............................    $      (11,875)  $         (149)  $       (7,292)  $         (185)
  Capital gains distributions received .....................                 0                0                0              894
  Realized gain (loss) on  shares redeemed .................            10,315              (56)          14,081              (30)
  Net change in unrealized gain (loss) on investments ......           230,523           (2,389)         189,914           (3,175)
                                                                --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ................................           228,963           (2,594)         196,703           (2,496)
                                                                --------------   --------------   --------------   --------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..............................         1,845,629              (35)       1,588,385               18
  Surrenders, withdrawals and death benefits ...............            (4,234)            (154)         (32,180)            (196)
  Net transfers between other subaccounts
    or fixed rate option ...................................           519,967           15,973           35,098           40,348
  Withdrawal and other charges .............................               (16)              (3)             (18)              (3)
                                                                --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM  CONTRACT OWNER TRANSACTIONS ..............         2,361,346           15,781        1,591,285           40,167
                                                                --------------   --------------   --------------   --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ....................         2,590,309           13,187        1,787,988           37,671

NET ASSETS
  Beginning of period ......................................            16,705            3,518           41,551            3,880
                                                                --------------   --------------   --------------   --------------
  End of period ............................................    $    2,607,014   $       16,705   $    1,829,539   $       41,551
                                                                ==============   ==============   ==============   ==============

  Beginning units ..........................................            22,447            3,859           48,225            3,551
                                                                --------------   --------------   --------------   --------------
  Units issued .............................................         2,043,582           18,825        1,603,848           44,897
  Units redeemed ...........................................          (103,821)            (237)        (181,470)            (223)
                                                                --------------   --------------   --------------   --------------
  Ending units .............................................         1,962,208           22,447        1,470,603           48,225
                                                                ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A27

            SUBACCOUNTS (CONTINUED)
-----------------------------------------------
 EVERGREEN VA     EVERGREEN VA
INTERNATIONAL      GROWTH AND
    EQUITY           INCOME        EVERGREEN VA
     FUND             FUND             FUND
--------------   --------------   -------------
  12/05/2003       12/05/2003      12/05/2003
      TO               TO              TO
  12/31/2003       12/31/2003      12/31/2003
--------------   --------------   -------------
$        2,472   $        2,492   $      (1,168)
             0                0               0
            19              371             199
        12,158           29,415          40,944
--------------   --------------   -------------

        14,649           32,278          39,975
--------------   --------------   -------------

        24,794           21,661         143,405
          (233)            (710)           (780)

       310,765          656,618         903,686
             0                0               0
--------------   --------------   -------------

       335,326          677,569       1,046,311
--------------   --------------   -------------

       349,975          709,847       1,086,286

             0                0               0
--------------   --------------   -------------
$      349,975   $      709,847   $   1,086,286
==============   ==============   =============

             0                0               0
--------------   --------------   -------------
        33,562           69,104         105,216
           (40)            (820)           (164)
--------------   --------------   -------------
        33,522           68,284         105,052
==============   ==============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A28

                        NOTES TO FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2003

NOTE 1:    GENERAL

           Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 15, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

           The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are fifty-seven subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. Options available to the Flexible Premium contracts which invest in a corresponding portfolio of the Series Fund are:
           Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Conservative Balanced Portfolio, Prudential Equity Portfolio, Prudential Value Portfolio, Prudential Stock Index Portfolio, Prudential Flexible Managed Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential Jennison 20/20 Focus Portfolio, Prudential Diversified Conservative Growth Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, rudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio, Prudential SP Deutsche International Equity Portfolio. Options available for the Flexible Premium contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: OCC Accumulation Trust Managed Portfolio, AIM V.I. Core Equity Fund, T. Rowe Price Equity Income Portfolio, AIM V.I. Premier Equity, Janus Aspen Growth Portfolio, MFS Research Series, MFS Emerging Growth Series, OCC Accumulation Trust Small Cap Portfolio, Credit Suisse Global Post-Venture Capital Portfolio, Janus Aspen International Growth Portfolio, T. Rowe Price International Stock Portfolio, American Century VP Value Fund, Franklin Small Cap Fund, AllianceBernstein Premier Growth Portfolio, Davis Value Fund, Janus Aspen Series Growth Portfolio - Service Shares, Evergreen EVG Foundation Fund, Evergreen EVG Growth Fund, Evergreen EVG Omega Fund, Evergreen EVG Small Cap Value Fund, Evergreen EVG International Equity Fund, Evergreen EVG Growth and Income Fund, and Evergreen EVG VA Fund.

           The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

           On December 5, 2003, the following funds were merged into one another. A new subaccount was established to invest in the surviving funds. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes as a transfer in.

Retired Portfolios                                    New Portfolios                        Assets Moved
Evergreen EVG Capital Growth Fund           Evergreen EVG Growth and Income Fund              $654,322
Evergreen EVG Blue Chip Fund                Evergreen EVG VA Fund                             $731,102
Evergreen EVG Global Leaders Fund           Evergreen EVG International Equity Fund           $308,618
Evergreen EVG Masters Fund                  Evergreen EVG VA Fund                             $173,582

                                       A29

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

           The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

           INVESTMENTS--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which value their investment securities at fair value.

           SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

           DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the distribution date.

NOTE 3:    TAXES

           Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 4:    PURCHASES AND SALES OF INVESTMENTS

           The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2003 were as follows:

                                                                          PURCHASES             SALES
                                                                        ------------        -------------
Prudential Money Market Portfolio ............................          $179,962,166        $(351,558,078)
Prudential Diversified Bond Portfolio ........................          $  3,197,095        $(103,370,467)
Prudential Equity Portfolio ..................................          $ 22,288,960        $ (61,611,755)
Prudential Flexible Managed Portfolio ........................          $    567,224        $  (7,772,973)
Prudential Conservative Balanced Portfolio ...................          $    384,006        $ (14,145,968)
Prudential Value Portfolio ...................................          $ 18,988,952        $ (52,223,445)
Prudential High Yield Bond Portfolio .........................          $  8,398,451        $ (34,189,514)
Prudential Natural Resources Portfolio .......................          $    658,065        $  (2,348,296)
Prudential Stock Index Portfolio .............................          $ 90,686,899        $ (88,793,928)
Prudential Global Portfolio ..................................          $ 46,341,221        $ (45,392,365)
Prudential Jennison Portfolio ................................          $ 42,797,839        $ (82,869,951)
Prudential Small Capitalization Stock Portfolio ..............          $  3,416,758        $ (16,902,637)
T. Rowe International Stock Portfolio ........................          $  6,546,671        $  (8,414,902)
T. Rowe Equity Stock Portfolio ...............................          $  2,711,989        $ (17,813,188)
Oppenheimer Managed Portfolio ................................          $    229,567        $ (35,979,911)
Oppenheimer Small Cap Portfolio ..............................          $  2,422,192        $ (13,094,574)
AIM V.I. Core Equity Fund ....................................          $    125,418        $ (14,931,610)
AIM V.I. Premier Equity Fund .................................          $    113,714        $ (26,580,525)
Janus Growth Portfolio .......................................          $    437,100        $ (29,133,969)
Janus International Growth Portfolio .........................          $  4,711,353        $ (34,280,351)
MFS Research Series ..........................................          $    175,101        $  (7,384,957)
MFS Emerging Growth Series ...................................          $  2,604,418        $ (21,322,985)
Credit Suisse Trust Global Post-Venture Fund .................          $  1,091,844        $  (3,424,069)
American Century VP Value Fund ...............................          $  1,579,650        $  (8,765,565)
Franklin Temp Small Cap Fund .................................          $  1,167,411        $  (8,603,401)

                                       A30

                                                                          PURCHASES             SALES
                                                                        ------------        -------------
Prudential Jennison 20/20 Focus Portfolio ....................          $  1,606,158        $  (8,632,050)
Prudential Diversified Conservative Growth Portfolio .........          $  3,497,914        $ (20,736,584)
Davis Value Fund .............................................          $  7,108,594        $  (5,140,240)
AllianceBernstein Premier Growth Portfolio ...................          $  4,076,062        $  (4,780,818)
Prudential SP Alliance Large Cap Growth Portfolio ............          $ 20,602,273        $  (3,608,142)
Prudential SP Davis Value Portfolio ..........................          $ 61,451,179        $ (10,182,002)
Prudential SP Small/Mid Cap Value Portfolio ..................          $ 52,406,663        $  (9,596,075)
Prudential SP INVESCO Small Company Growth Portfolio .........          $ 26,143,977        $ (14,417,481)
Prudential SP PIMCO Total Return Portfolio ...................          $193,147,070        $(110,510,253)
Prudential SP PIMCO High Yield Portfolio .....................          $ 99,823,764        $ (33,624,775)
Janus Aspen Growth Portfolio - Service Shares ................          $  6,975,118        $  (2,088,823)
Prudential SP Large Cap Value Portfolio ......................          $ 24,467,283        $  (6,122,265)
Prudential SP AIM Core Equity Portfolio ......................          $  6,826,101        $  (2,789,411)
Prudential SP MFS Capital Opportunities Portfolio ............          $  8,757,368        $  (2,096,233)
Prudential SP Strategic Partners Focused Growth Portfolio ....          $  8,836,779        $  (2,532,674)
Prudential SP Mid Cap Growth Portfolio .......................          $ 32,853,993        $  (6,457,131)
SP Prudential U.S. Emerging Growth Portfolio .................          $ 43,161,760        $  (9,215,593)
Prudential SP AIM Aggressive Growth Portfolio ................          $  7,994,879        $  (1,815,142)
Prudential SP Alliance Technology Portfolio ..................          $ 14,684,535        $  (6,451,535)
Prudential SP Conservative Asset Allocation Portfolio ........          $152,799,893        $ (24,419,638)
Prudential SP Balanced Asset Allocation Portfolio ............          $254,207,492        $ (24,823,375)
Prudential SP Growth Asset Allocation Portfolio ..............          $187,465,006        $ (18,388,634)
Prudential SP Aggressive Growth Asset Allocation Portfolio ...          $ 35,012,225        $  (5,499,831)
Prudential SP Jennison International Growth Portfolio ........          $ 45,985,219        $ (33,124,304)
Prudential SP Deutsche International Equity Portfolio ........          $ 41,188,476        $ (26,710,539)
Evergreen VA Capital Growth Fund .............................          $    644,035        $    (703,665)
Evergreen VA Blue Chip Fund ..................................          $    764,617        $    (804,826)
Evergreen VA Foundation Fund .................................          $  1,342,255        $     (96,085)
Evergreen VA Global Leaders Fund .............................          $    283,776        $    (313,676)
Evergreen VA Growth Fund .....................................          $    987,180        $     (38,954)
Evergreen VA Masters Fund ....................................          $    152,040        $    (180,693)
Evergreen VA Omega Fund ......................................          $  2,458,705        $    (109,235)
Evergreen VA Small Cap Value Fund ............................          $  1,795,613        $    (213,184)
Evergreen VA International Equity Fund .......................          $    335,753        $        (825)
Evergreen VA Growth and Income Fund ..........................          $    686,089        $      (9,340)
Evergreen VA Fund ............................................          $  1,051,192        $      (6,050)

NOTE 5:    RELATED PARTY TRANSACTIONS

           Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

           The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

                                       A31

           The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

           PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

           Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

NOTE 6:    FINANCIAL HIGHLIGHTS

           Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

           The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

                                              AT YEAR ENDED                                    FOR YEAR ENDED
                                -----------------------------------------   -----------------------------------------------------
                                 UNITS        UNIT VALUE       NET ASSETS    INVESTMENT      EXPENSE RATIO**    TOTAL RETURN***
                                (000S)     LOWEST - HIGHEST      (000S)     INCOME RATIO*   LOWEST - HIGHEST   LOWEST - HIGHEST
                                ------   --------------------  ----------   -------------   ----------------  -------------------
                                                               PRUDENTIAL MONEY MARKET PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  279,425  $0.98657 to $1.25286   $324,048        0.85%        1.35% to 1.90%      -1.05% to -0.51%
December 31, 2002 ............  416,179  $0.99700 to $1.25977   $492,182        1.51%        1.35% to 1.90%      -0.17% to  0.17%
December 31, 2001 ............  424,218  $1.01101 to $1.25820   $512,809        3.83%        1.35% to 1.70%       2.38% to  2.72%

                                                             PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  338,319  $1.26643 to $1.50079   $506,846        3.98%        1.35% to 1.65%       5.73% to  6.05%
December 31, 2002 ............  401,633  $1.19774 to $1.41582   $567,736       11.58%        1.35% to 1.65%       5.34% to  5.64%
December 31, 2001 ............  470,574  $1.13699 to $1.34090   $630,122        6.10%        1.35% to 1.65%       5.25% to  5.57%

                                                                  PRUDENTIAL EQUITY PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  285,436  $0.94205 to $1.57580   $438,294        0.99%        1.35% to 1.90%     29.19% to  29.90%
December 31, 2002 ............  308,351  $0.72737 to $1.21384   $371,345        0.83%        1.35% to 1.90%    -23.60% to -23.38%
December 31, 2001 ............  365,793  $0.95205 to $1.58490   $578,743        0.81%        1.35% to 1.65%    -12.62% to -12.35%

                                                             PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   24,849  $1.47227 to $1.47227   $ 36,584        2.09%        1.40% to 1.40%     22.06% to  22.06%
December 31, 2002 ............   30,154  $1.20619 to $1.20619   $ 36,372        3.16%        1.40% to 1.40%    -13.94% to -13.94%
December 31, 2001 ............   37,399  $1.40164 to $1.40164   $ 52,420        3.65%        1.40% to 1.40%     -6.97% to  -6.97%

                                                          PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   40,989  $1.47948 to $1.47948   $ 60,643        2.80%        1.40% to 1.40%     17.13% to  17.13%
December 31, 2002 ............   50,764  $1.26312 to $1.26312   $ 64,121        0.00%        1.40% to 1.40%    -10.24% to -10.24%
December 31, 2001 ............   64,511  $1.40720 to $1.47020   $ 90,780        3.33%        1.40% to 1.40%     -3.36% to  -3.36%

                                                                  PRUDENTIAL VALUE PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  201,621  $0.99472 to $1.89915   $362,689        1.56%        1.35% to 1.90%     25.68% to  26.37%
December 31, 2002 ............  213,942  $0.79064 to $1.50369   $315,498        1.30%        1.35% to 1.90%    -23.24% to -23.00%
December 31, 2001 ............  247,754  $1.18037 to $1.95415   $483,102        1.56%        1.35% to 1.65%     -3.65% to - 3.37%

                                                             PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  190,160  $1.12137 to $1.37730   $261,532        8.35%        1.35% to 1.65%     23.00% to  23.37%
December 31, 2002 ............  208,477  $0.91166 to $1.11685   $232,545       17.72%        1.35% to 1.65%     -0.15% to   0.18%
December 31, 2001 ............  253,782  $0.91301 to $1.11561   $282,844       11.46%        1.35% to 1.65%     -2.02% to  -1.75%

                                                            PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............    3,694  $2.72634 to $2.72634   $ 10,070        4.24%        1.40% to 1.40%     37.08% to  37.08%
December 31, 2002 ............    4,433  $1.98889 to $1.98889   $  8,817        0.57%        1.40% to 1.40%     17.27% to  17.27%
December 31, 2001 ............    4,534  $1.69604 to $1.69604   $  7,690        2.29%        1.40% to 1.40%    -11.31% to -11.31%

                                                               PRUDENTIAL STOCK INDEX PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  434,432  $0.75934 to $1.69204   $645,369        1.48%        1.35% to 1.90%     25.79% to  26.48%
December 31, 2002 ............  410,344  $0.60247 to $1.33841   $506,071        1.19%        1.35% to 1.90%    -23.49% to -23.23%
December 31, 2001 ............  450,067  $0.78747 to $1.74431   $753,372        0.99%        1.35% to 1.70%    -13.52% to -13.21%

                                       A32

                                              AT YEAR ENDED                                   FOR YEAR ENDED
                                -----------------------------------------  ------------------------------------------------------
                                UNITS       UNIT VALUE         NET ASSETS   INVESTMENT      EXPENSE RATIO**     TOTAL RETURN***
                                (000S)    LOWEST - HIGHEST       (000S)    INCOME RATIO*   LOWEST - HIGHEST    LOWEST - HIGHEST
                                ------   --------------------  ----------  -------------   -----------------  -------------------
                                                                  PRUDENTIAL GLOBAL PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   93,158  $0.68852 to $1.46429   $121,913       0.36%         1.35% to 1.90%     31.57% to  32.28%
December 31, 2002 ............   89,622  $0.52224 to $1.10749   $ 90,783       1.06%         1.35% to 1.90%    -26.40% to -26.15%
December 31, 2001 ............   98,905  $0.70961 to $1.50029   $139,007       0.35%         1.35% to 1.70%    -18.99% to -18.71%

                                                                 PRUDENTIAL JENNISON PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  453,187  $0.56973 to $1.61723   $627,061       0.26%         1.35% to 1.90%     27.81% to  28.53%
December 31, 2002 ............  470,005  $0.44488 to $1.25897   $521,577       0.20%         1.35% to 1.90%    -32.11% to -31.87%
December 31, 2001 ............  519,480  $0.65525 to $1.84898   $891,192       0.17%         1.35% to 1.70%    -19.61% to -19.34%

                                                        PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   59,374  $1.47156 to $2.18216   $112,757       0.47%         1.35% to 1.65%     36.02% to  36.42%
December 31, 2002 ............   67,804  $1.08184 to $1.60035   $ 94,563       0.89%         1.35% to 1.65%    -16.30% to -16.05%
December 31, 2001 ............   72,079  $1.29257 to $1.90732   $120,206       0.51%         1.35% to 1.65%      3.85% to   4.15%

                                                              T. ROWE INTERNATIONAL STOCK PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   37,910  $0.76471 to $1.02374   $ 38,680       1.28%         1.35% to 1.65%     28.40% to  28.77%
December 31, 2002 ............   39,723  $0.59558 to $0.79531   $ 31,480       0.90%         1.35% to 1.65%    -19.61% to -19.39%
December 31, 2001 ............   43,376  $0.74088 to $0.98698   $ 42,675       1.77%         1.35% to 1.65%    -23.46% to -23.24%

                                                                 T. ROWE EQUITY STOCK PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   91,614  $1.14069 to $1.73402   $158,057       1.69%         1.35% to 1.65%     23.46% to  23.83%
December 31, 2002 ............  100,665  $0.92390 to $1.40102   $140,402       1.59%         1.35% to 1.65%    -14.53% to -14.28%
December 31, 2001 ............  111,912  $1.08101 to $1.63523   $182,069       1.44%         1.35% to 1.65%     -0.17% to   0.13%

                                                                 OPPENHEIMER MANAGED PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  155,780  $0.97053 to $1.38628   $215,874       1.86%         1.35% to 1.65%     19.77% to  20.12%
December 31, 2002 ............  183,137  $0.81033 to $1.15460   $211,382       2.06%         1.35% to 1.65%    -18.23% to -17.99%
December 31, 2001 ............  220,992  $0.99096 to $1.40868   $311,232       2.40%         1.35% to 1.65%     -6.44% to  -6.17%

                                                                 OPPENHEIMER SMALL CAP PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   52,211  $1.70696 to $1.81797   $ 94,869       0.05%         1.35% to 1.65%     40.34% to  40.76%
December 31, 2002 ............   59,643  $1.21632 to $1.29217   $ 77,030       0.07%         1.35% to 1.65%    -22.91% to -22.68%
December 31, 2001 ............   66,512  $1.57777 to $1.67203   $111,147       0.78%         1.35% to 1.65%      6.59% to   6.90%

                                                                    AIM V.I. CORE EQUITY FUND
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   69,193  $0.75247 to $1.40486   $ 96,053       0.98%         1.35% to 1.65%     22.40% to  22.75%
December 31, 2002 ............   80,527  $0.61477 to $1.14498   $ 91,255       0.30%         1.35% to 1.65%    -16.95% to -16.70%
December 31, 2001 ............   97,304  $0.74028 to $1.37536   $132,510       0.04%         1.35% to 1.65%    -24.08% to -23.85%

                                                                  AIM V.I. PREMIER EQUITY FUND
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  128,355  $0.67689 to $1.31839   $167,348       0.30%         1.35% to 1.65%     23.07% to  23.42%
December 31, 2002 ............  149,965  $0.55001 to $1.06879   $158,640       0.30%         1.35% to 1.65%    -31.40% to -31.19%
December 31, 2001 ............  189,548  $0.80174 to $1.55406   $290,383       0.12%         1.35% to 1.65%    -13.97% to -13.72%

                                                                     JANUS GROWTH PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  128,974  $0.66870 to $1.36461   $172,930       0.09%         1.35% to 1.65%     29.57% to  29.96%
December 31, 2002 ............  152,436  $0.51608 to $1.05047   $157,514       0.00%         1.35% to 1.65%    -27.71% to -27.49%
December 31, 2001 ............  191,976  $0.71393 to $1.44951   $273,310       0.07%         1.35% to 1.65%    -25.94% to -25.73%

                                                              JANUS INTERNATIONAL GROWTH PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  110,936  $0.88582 to $1.56797   $171,973       1.22%         1.35% to 1.65%     32.73% to  33.12%
December 31, 2002 ............  133,117  $0.66739 to $1.17846   $155,179       0.84%         1.35% to 1.65%    -26.80% to -26.57%
December 31, 2001 ............  161,800  $0.91170 to $1.60593   $256,671       1.01%         1.35% to 1.65%    -24.46% to -24.25%

                                                                       MFS RESEARCH SERIES
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   38,554  $0.75952 to $1.20836   $ 46,388       0.68%         1.35% to 1.65%     22.68% to  23.03%
December 31, 2002 ............   44,963  $0.61911 to $0.98255   $ 43,990       0.28%         1.35% to 1.65%    -25.77% to -25.54%
December 31, 2001 ............   55,542  $0.83402 to $1.32030   $ 73,006       0.01%         1.35% to 1.65%    -22.52% to -22.30%

                                                                   MFS EMERGING GROWTH SERIES
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  115,437  $0.63317 to $1.15881   $132,948       0.00%         1.35% to 1.65%     28.12% to  28.49%
December 31, 2002 ............  132,891  $0.49421 to $0.90235   $119,194       0.00%         1.35% to 1.65%    -34.84% to -34.64%
December 31, 2001 ............  161,015  $0.75847 to $1.38140   $221,049       0.00%         1.35% to 1.65%    -34.56% to -34.37%

                                                        CREDIT SUISSE TRUST GLOBAL POST-VENTURE FUND
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   24,730  $0.73541 to $0.96436   $ 23,813       0.00%         1.35% to 1.65%     45.26% to  45.68%
December 31, 2002 ............   27,585  $0.50628 to $0.66230   $ 18,245       0.00%         1.35% to 1.65%    -35.22% to -35.03%
December 31, 2001 ............   32,529  $0.78159 to $1.01997   $ 33,111       0.00%         1.35% to 1.65%    -29.79% to -29.58%

                                       A33

                                              AT YEAR ENDED                                    FOR YEAR ENDED
                                -----------------------------------------   -----------------------------------------------------
                                UNITS         UNIT VALUE       NET ASSETS    INVESTMENT      EXPENSE RATIO**    TOTAL RETURN***
                                (000S)     LOWEST - HIGHEST      (000S)     INCOME RATIO*   LOWEST - HIGHEST   LOWEST - HIGHEST
                                -------  --------------------  ----------   -------------   ----------------  -------------------
                                                                 AMERICAN CENTURY VP VALUE FUND
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   37,346  $1.37107 to $1.62974   $ 60,648        1.09%        1.35% to 1.65%     26.87% to  27.23%
December 31, 2002 ............   42,190  $1.08073 to $1.28151   $ 53,892        0.93%        1.35% to 1.65%   - 14.04% to -13.79%
December 31, 2001 ............   47,581  $1.25721 to $1.48719   $ 70,465        0.97%        1.35% to 1.65%     11.01% to  11.33%

                                                                  FRANKLIN TEMP SMALL CAP FUND
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   45,499  $0.82539 to $1.40143   $ 62,294        0.00%        1.35% to 1.65%     35.01% to  35.41%
December 31, 2002 ............   51,618  $0.61134 to $1.03547   $ 52,263        0.25%        1.35% to 1.65%    -29.84% to -29.63%
December 31, 2001 ............   59,762  $0.87136 to $1.47241   $ 86,173        0.38%        1.35% to 1.65%    -16.61% to -16.37%

                                                           PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   56,016  $1.00792 to $1.04952   $ 58,759        0.22%        1.35% to 1.65%     27.20% to  27.59%
December 31, 2002 ............   63,260  $0.79236 to $0.82304   $ 52,044        0.02%        1.35% to 1.65%    -23.51% to -23.28%
December 31, 2001 ............   74,002  $1.03593 to $1.07339   $ 79,379        0.44%        1.35% to 1.65%     -2.60% to  -2.31%

                                                      PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  135,064  $1.17504 to $1.18932   $159,862        4.45%        1.35% to 1.65%     19.61% to  19.95%
December 31, 2002 ............  149,785  $0.98242 to $0.99155   $147,869        0.22%        1.35% to 1.65%     -8.61% to  -8.34%
December 31, 2001 ............  178,359  $1.07498 to $1.08181   $192,181        4.14%        1.35% to 1.65%     -0.12% to   0.16%

                                                                        DAVIS VALUE FUND
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   70,263  $0.91822 to $0.92794   $ 65,072        0.80%        1.35% to 1.65%     27.67% to  28.01%
December 31, 2002 ............   67,128  $0.71923 to $0.72488   $ 48,590        0.70%        1.35% to 1.65%    -17.62% to -17.37%
December 31, 2001 ............   69,853  $0.87309 to $0.87731   $ 61,228        0.46%        1.35% to 1.65%    -11.83% to -11.57%

                                                           ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   22,881  $0.53496 to $0.54123   $ 12,354        0.00%        1.35% to 1.65%     21.34% to  21.74%
December 31, 2002 ............   24,149  $0.44088 to $0.44458   $ 10,716        0.00%        1.35% to 1.65%    -31.97% to -31.75%
December 31, 2001 ............   29,141  $0.64805 to $0.65137   $ 18,960        0.00%        1.35% to 1.65%    -18.73% to -18.48%

                                                        PRUDENTIAL SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   53,417  $0.59025 to $0.95090   $ 42,367        0.00%        1.40% to 1.90%     21.55% to  22.14%
December 31, 2002 ............   36,087  $0.48468 to $0.78002   $ 19,331        0.00%        1.40% to 1.90%    -32.34% to -32.14%
December 31, 2001 ............   23,036  $0.71633 to $0.88230   $ 17,131        0.03%        1.40% to 1.70%    -15.89% to -15.64%

                                                              PRUDENTIAL SP DAVIS VALUE PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  155,813  $0.94006 to $1.10632   $164,272        0.46%        1.40% to 1.90%     27.00% to  27.63%
December 31, 2002 ............  106,230  $0.73878 to $0.86688   $ 81,449        0.01%        1.40% to 1.90%    -17.11% to -16.86%
December 31, 2001 ............   65,733  $0.89127 to $0.92029   $ 59,052        0.59%        1.40% to 1.70%    -11.94% to -11.69%

                                                           PRUDENTIAL SP SMALL/MID CAP VALUE PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  108,305  $1.01585 to $1.24988   $128,463        0.03%        1.35% to 1.90%     30.63% to  31.34%
December 31, 2002 ............   67,383  $0.77764 to $0.95217   $ 59,474        0.55%        1.35% to 1.90%    -15.82% to -15.52%
December 31, 2001 ............   28,977  $1.00124 to $1.12776   $ 31,114        1.06%        1.35% to 1.70%      1.39% to   1.69%

                                                      PRUDENTIAL SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   29,424  $0.61704 to $1.01108   $ 26,084        0.00%        1.40% to 1.90%     32.21% to  32.87%
December 31, 2002 ............   17,603  $0.46578 to $0.76251   $  9,683        0.00%        1.35% to 1.90%    -31.43% to -31.22%
December 31, 2001 ............   10,454  $0.67926 to $0.92677   $  7,640        0.00%        1.35% to 1.70%    -18.56% to -18.31%

                                                           PRUDENTIAL SP PIMCO TOTAL RETURN PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  369,822  $1.09611 to $1.26394   $424,483        2.48%        1.35% to 1.90%      3.87% to   4.45%
December 31, 2002 ............  282,337  $1.05530 to $1.21092   $320,162        2.97%        1.35% to 1.90%      7.57% to   7.93%
December 31, 2001 ............   90,215  $1.03942 to $1.12247   $ 97,602        3.35%        1.35% to 1.70%      6.82% to   7.13%

                                                            PRUDENTIAL SP PIMCO HIGH YIELD PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  110,566  $1.16517 to $1.24124   $132,701        6.92%        1.40% to 1.90%     20.13% to  20.74%
December 31, 2002 ............   49,943  $0.96993 to $1.02813   $ 50,232        7.48%        1.40% to 1.90%     -1.52% to  -1.24%
December 31, 2001 ............   26,698  $1.01231 to $1.04100   $ 27,527        7.09%        1.40% to 1.70%      2.20% to   2.52%

                                                          JANUS ASPEN GROWTH PORTFOLIO - SERVICE SHARES
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   24,483  $0.57082 to $1.00180   $ 18,639        0.00%        1.40% to 1.90%     29.06% to  29.69%
December 31, 2002 ............   19,693  $0.44152 to $0.77398   $  9,935        0.00%        1.40% to 1.90%    -27.95% to -27.72%
December 31, 2001 ............   15,055  $0.61281 to $0.78373   $  9,682        0.00%        1.40% to 1.70%    -26.15% to -25.93%

                                                             PRUDENTIAL SP LARGE CAP VALUE PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   62,105  $0.94638 to $1.04790   $ 63,307        0.00%        1.35% to 1.90%     24.40% to  25.07%
December 31, 2002 ............   42,897  $0.75888 to $0.83825   $ 33,367        1.22%        1.35% to 1.90%    -17.77% to -17.49%
December 31, 2001 ............   21,808  $0.92241 to $0.94081   $ 20,346        1.18%        1.35% to 1.70%    -10.16% to  -9.89%

                                       A34

                                            AT YEAR ENDED                                      FOR YEAR ENDED
                                ----------------------------------------    -----------------------------------------------------
                                UNITS       UNIT VALUE         NET ASSETS    INVESTMENT      EXPENSE RATIO**    TOTAL RETURN***
                                (000S)    LOWEST - HIGHEST      (000S)      INCOME RATIO*   LOWEST - HIGHEST    LOWEST - HIGHEST
                                ------   --------------------  ----------   -------------   ----------------  -------------------
                                                             PRUDENTIAL SP AIM CORE EQUITY PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   24,460  $0.64656 to $1.04529   $ 19,905        0.32%         1.40% to 1.90%    21.38% to  21.98%
December 31, 2002 ............   20,905  $0.53161 to $0.85696   $ 12,421        0.00%         1.40% to 1.90%   -16.62% to -16.38%
December 31, 2001 ............   15,144  $0.63760 to $0.84109   $ 10,081        0.00%         1.40% to 1.70%   -23.97% to -23.74%

                                                        PRUDENTIAL SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   22,034  $0.60135 to $0.95573   $ 17,646        0.11%         1.35% to 1.90%    24.44% to  25.14%
December 31, 2002 ............   15,207  $0.48243 to $0.76575   $  8,169        0.00%         1.35% to 1.90%   -29.87% to -29.63%
December 31, 2001 ............   10,537  $0.68787 to $0.81060   $  7,564        0.18%         1.35% to 1.70%   -24.56% to -24.34%

                                                    PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   24,824  $0.59950 to $1.00077   $ 19,412        0.00%         1.35% to 1.90%    23.49% to  24.16%
December 31, 2002 ............   17,956  $0.48451 to $0.80793   $  9,834        0.00%         1.35% to 1.90%   -26.51% to -26.28%
December 31, 2001 ............   10,903  $0.65929 to $0.85719   $  7,467        0.02%         1.35% to 1.70%   -16.72% to -16.48%

                                                             PRUDENTIAL SP MID CAP GROWTH PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   67,470  $0.54998 to $0.93944   $ 50,518        0.00%         1.35% to 1.90%    37.48% to  38.25%
December 31, 2002 ............   33,702  $0.39925 to $0.68122   $ 14,900        0.00%         1.35% to 1.90%   -47.23% to -47.05%
December 31, 2001 ............   18,905  $0.75655 to $0.81566   $ 14,631        0.06%         1.35% to 1.70%   -22.23% to -22.01%

                                                          SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   76,118  $0.63000 to $1.05808   $ 67,589        0.00%         1.35% to 1.90%    39.45% to  40.20%
December 31, 2002 ............   41,584  $0.45086 to $0.75658   $ 21,753        0.00%         1.35% to 1.90%   -33.22% to -32.98%
December 31, 2001 ............   24,616  $0.67514 to $0.87454   $ 17,947        0.00%         1.35% to 1.70%   -19.14% to -18.91%

                                                          PRUDENTIAL SP AIM AGGRESSIVE GROWTH PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   19,203  $0.61425 to $1.00158   $ 16,512        0.00%         1.40% to 1.90%    24.16% to  24.77%
December 31, 2002 ............   13,148  $0.49375 to $0.80273   $  7,496        0.00%         1.40% to 1.90%   -22.27% to -22.05%
December 31, 2001 ............    7,676  $0.63522 to $0.87500   $  5,143        0.00%         1.40% to 1.70%   -25.79% to -25.57%

                                                           PRUDENTIAL SP ALLIANCE TECHNOLOGY PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   24,731  $0.45192 to $0.95387   $ 17,234        0.00%         1.35% to 1.90%    39.75% to  40.50%
December 31, 2002 ............   15,634  $0.32275 to $0.68057   $  5,698        0.00%         1.35% to 1.90%   -42.31% to -42.13%
December 31, 2001 ............   11,944  $0.55947 to $0.81234   $  7,119        0.00%         1.35% to 1.70%   -26.31% to -26.09%

                                                      PRUDENTIAL SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  246,729  $1.04299 to $1.07868   $267,381        1.21%         1.35% to 1.90%    14.32% to  14.94%
December 31, 2002 ............  121,341  $0.91013 to $0.93918   $111,677        0.27%         1.35% to 1.90%    -7.45% to  -7.13%
December 31, 2001 ............   47,726  $0.98298 to $0.98804   $ 47,031        3.00%         1.35% to 1.70%    -1.93% to  -1.64%

                                                        PRUDENTIAL SP BALANCED ASSET ALLOCATION PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  389,561  $0.95147 to $1.07966   $421,057        0.79%         1.35% to 1.90%    20.59% to  21.23%
December 31, 2002 ............  166,934  $0.78749 to $0.89088   $138,130        0.00%         1.35% to 1.90%   -13.16% to -12.85%
December 31, 2001 ............   70,953  $0.90679 to $0.94990   $ 65,531        2.78%         1.35% to 1.70%    -7.40% to  -7.14%

                                                         PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............  281,219  $0.84514 to $1.06700   $301,059        0.44%         1.35% to 1.90%    25.88% to  26.57%
December 31, 2002 ............  120,052  $0.67004 to $0.84346   $ 88,202        0.00%         1.35% to 1.90%   -18.65% to -18.35%
December 31, 2001 ............   54,257  $0.82369 to $0.90967   $ 45,992        1.56%         1.35% to 1.70%   -13.39% to -13.13%

                                                   PRUDENTIAL SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   49,024  $0.74865 to $1.05061   $ 51,315        0.02%         1.40% to 1.90%    30.30% to  30.96%
December 31, 2002 ............   20,717  $0.57340 to $0.80240   $ 13,525        0.00%         1.35% to 1.90%   -23.46% to -23.24%
December 31, 2001 ............    9,469  $0.74916 to $0.87109   $  7,367        0.37%         1.35% to 1.70%   -19.37% to -19.12%

                                                      PRUDENTIAL SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   40,928  $0.55950 to $1.10501   $ 34,917        0.26%         1.35% to 1.90%    36.98% to  37.73%
December 31, 2002 ............   28,228  $0.40766 to $0.80285   $ 14,017        0.00%         1.35% to 1.90%   -23.86% to -23.60%
December 31, 2001 ............   17,864  $0.53544 to $0.74180   $ 10,336        0.32%         1.35% to 1.70%   -36.71% to -36.51%

                                                      PRUDENTIAL SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............   45,767  $0.73752 to $1.07261   $ 43,370        0.71%         1.40% to 1.90%    25.00% to  25.62%
December 31, 2002 ............   31,180  $0.58896 to $0.85393   $ 20,521        0.00%         1.40% to 1.90%   -18.56% to -18.31%
December 31, 2001 ............   18,004  $0.72306 to $0.84741   $ 13,426        0.63%         1.35% to 1.70%   -23.36% to -23.13%

                                                      EVERGREEN VA FOUNDATION FUND (AVAILABLE MAY 7, 2001)
                                -------------------------------------------------------------------------------------------------
December 31, 2003 ............    1,190  $0.96717 to $0.96717   $  1,335        6.21%         1.40% to 1.40%    14.17% to  14.17%
December 31, 2002 ............        7  $0.84711 to $0.84711   $      6        0.28%         1.40% to 1.40%   -10.91% to -10.91%
December 31, 2001 ............       19  $0.95089 to $0.95089   $     18       14.47%         1.40% to 1.40%    -4.91% to  -4.91%

                                       A35

                                              AT YEAR ENDED                                      FOR YEAR ENDED
                                --------------------------------------------   -----------------------------------------------------
                                UNITS          UNIT VALUE         NET ASSETS    INVESTMENT      EXPENSE RATIO**    TOTAL RETURN***
                                (000S)      LOWEST - HIGHEST        (000S)     INCOME RATIO*   LOWEST - HIGHEST   LOWEST - HIGHEST
                                ------   ----------------------   ----------   -------------   ----------------  -------------------
                                                          EVERGREEN VA GROWTH FUND (AVAILABLE MAY 7, 2001)
                                ----------------------------------------------------------------------------------------------------
December 31, 2003 ............     766   $1.00452 to $  1.00452    $  1,031        0.00%        1.70% to 1.70%     36.66% to  36.66%
December 31, 2002 ............       5   $0.73505 to $  0.73505    $      3        0.00%        1.70% to 1.70%   - 24.48% to -24.48%

                                                           EVERGREEN VA OMEGA FUND (AVAILABLE MAY 7, 2001)
                                ----------------------------------------------------------------------------------------------------
December 31, 2003 ............   1,962   $0.92642 to $  1.04554    $  2,607        0.00%        1.40% to 1.70%     37.70% to  38.11%
December 31, 2002 ............      22   $0.67078 to $  0.75856    $     17        0.00%        1.40% to 1.70%    -26.41% to -26.41%
December 31, 2001 ............       4   $0.91152 to $  0.91152    $      4        0.00%        1.40% to 1.40%     -8.85% to  -8.85%

                                                      EVERGREEN VA SMALL CAP VALUE FUND (AVAILABLE MAY 7, 2001)
                                ----------------------------------------------------------------------------------------------------
December 31, 2003 ............   1,471   $1.08655 to $  1.20289    $  1,830        0.30%        1.40% to 1.70%     27.35% to  27.72%
December 31, 2002 ............      48   $0.85230 to $  0.94182    $     42        0.34%        1.40% to 1.70%    -14.06% to -13.81%
December 31, 2001 ............       4   $1.09268 to $  1.09268    $      4        0.81%        1.40% to 1.40%      9.27% to   9.27%

                                                 EVERGREEN VA INTERNATIONAL EQUITY FUND (AVAILABLE DECEMBER 5, 2003)
                                ----------------------------------------------------------------------------------------------------
December 31, 2003 ............      34   $10.43946 to $10.44289    $    350        0.93%        1.40% to 1.85%      4.50% to   4.53%

                                                  EVERGREEN VA GROWTH AND INCOME FUND (AVAILABLE DECEMBER 5, 2003)
                                ----------------------------------------------------------------------------------------------------
December 31, 2003 ............      68   $10.39444 to $10.39784    $    710        0.51%        1.40% to 1.85%      4.80% to   4.83%

                                                           EVERGREEN VA FUND (AVAILABLE DECEMBER 5, 2003)
                                ----------------------------------------------------------------------------------------------------
December 31, 2003 ............     105   $10.33946 to $10.34209    $  1,086        0.00%        1.40% to 1.85%      4.21% to   4.23%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2003, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

CHARGES AND EXPENSES

           A. Mortality Risk and Expense Risk Charges

           The mortality risk and expense risk charges are applied daily against the net assets of each contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The mortality risk and expense risk charges are assessed through the reduction in unit values.

           B. Administration Charge

           The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assesssed through the redemption of units.

                                       A36

                                                                 MORTALITY &               ADMINISTRATION
CONTRACTS:                                                     EXPENSE CHARGE:                 CHARGE:
---------                                                      ---------------             --------------
Strategic Partners Annuity One
    Basic                                                            1.40%                     0.00%
    GMDB Annual Step Up or 5% Roll Up                                1.60%                     0.00%
    GMDB with-Greater of Roll Up or Step UP                          1.70%                     0.00%
Strategic Partners Annuity One Enhanced - Non Bonus Version
    Basic                                                            1.40%                     0.00%
    GMDB Annual Step Up or 5% Roll Up                                1.60%                     0.00%
    GMDB with-Greater of Roll Up or Step UP                          1.70%                     0.00%
Strategic Partners Annuity One Enhanced - Bonus Version
    Basic                                                            1.50%                     0.00%
    GMDB Annual Step Up or 5% Roll Up                                1.70%                     0.00%
    GMDB with-Greater of Roll Up or Step UP                          1.80%                     0.00%
Strategic Partners Plus
    Basic                                                            1.40%                     0.00%
    GMDB Annual Step Up or 5% Roll Up                                1.60%                     0.00%
    GMDB with Step Up and Roll Up                                    1.70%                     0.00%
Strategic Partners Plus Enhanced - Non Bonus Version
    Basic                                                            1.40%                     0.00%
    GMDB Annual Step Up or 5% Roll Up                                1.60%                     0.00%
    GMDB with Step Up and Roll Up                                    1.70%                     0.00%
Strategic Partners Plus Enhanced - Bonus Version
    Basic                                                            1.50%                     0.00%
    GMDB Annual Step Up or 5% Roll Up                                1.70%                     0.00%
    GMDB with Step Up and Roll Up                                    1.80%                     0.00%
Strategic Partners Select GMDB with Step Up and Roll Up              1.52%                     0.00%
Strategic Partners Advisor
    Basic                                                            1.40%                     0.00%
    GMDB with Step Up and Roll Up                                    1.65%                     0.00%
Strategic Partners FlexElite
    Basic                                                            1.60%                     0.00%
    GMDB Annual Step Up or 5% Roll Up                                1.80%                     0.00%
    GMDB with-Greater of Roll Up or Step UP                          1.90%                     0.00%
Strategic Partners Enhanced FlexElite
    Basic                                                            1.65%                     0.00%
    GMDB Annual Step Up or 5% Roll Up                                1.90%                     0.00%
    GMDB with-Greater of Roll Up or Step UP                          2.00%                     0.00%
Strategic Partners Plus Enhanced III - Non Bonus Version
    Basic                                                            1.50%                     0.00%
    GMDB Annual Step Up or 5% Roll Up                                1.75%                     0.00%
    GMDB with-Greater of Roll Up or Step UP                          1.85%                     0.00%
Strategic Partners Plus Enhanced III - Bonus Version
    Basic                                                            1.40%                     0.00%
    GMDB Annual Step Up or 5% Roll Up                                1.65%                     0.00%
    GMDB with-Greater of Roll Up or Step UP                          1.75%                     0.00%
Strategic Partners Annuity One Enhanced III - Non Bonus Version
    Basic                                                            1.50%                     0.00%
    GMDB Annual Step Up or 5% Roll Up                                1.75%                     0.00%
    GMDB with-Greater of Roll Up or Step UP                          1.85%                     0.00%
Strategic Partners Annuity One Enhanced III - Bonus Version
    Basic                                                            1.40%                     0.00%
    GMDB Annual Step Up or 5% Roll Up                                1.60%                     0.00%
    GMDB with-Greater of Roll Up or Step UP                          1.75%                     0.00%
Discovery Preferred Variable Annuity                                 1.25%                     0.15%
Discovery Select Variable Annuity                                    1.25%                     0.15%
Discovery Choice
    Basic                                                            1.35%                     0.00%
    Enhanced                                                         1.65%                     0.00%

                                       A37

           C. Withdrawal Charges

           A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0% - 8%. This charge is assessed through the redemption of units.

                                      A38

                         REPORT OF INDEPENDENT AUDITORS

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of Pruco Life Flexible Premium Variable Annuity Account at December 31, 2003, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2003 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 31, 2004

                                      A39

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 2003 AND 2002 (IN THOUSANDS)

                                                                               2003            2002
                                                                           ------------    ------------
ASSETS
Fixed maturities available for sale,
      at fair value (amortized cost, 2003: $5,682,043, 2002: $4,921,691)   $  5,953,815    $  5,158,106
Policy loans                                                                    848,593         879,506
Short-term investments                                                          160,635         214,342
Other long-term investments                                                      89,478          91,021
                                                                           ------------    ------------
     Total investments                                                        7,052,521       6,342,975
Cash and cash equivalents                                                       253,564         436,182
Deferred policy acquisition costs                                             1,380,710       1,152,997
Accrued investment income                                                        96,790          86,125
Reinsurance recoverable                                                         517,410         400,671
Receivables from Parent and affiliates                                           53,138          53,599
Other assets                                                                     88,736          41,581
Separate account assets                                                      15,772,262      12,696,758
                                                                           ------------    ------------
TOTAL ASSETS                                                               $ 25,215,131    $ 21,210,888
                                                                           ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                            $  5,582,633    $  4,855,761
Future policy benefits and other policyholder liabilities                     1,068,977         934,546
Cash collateral for loaned securities                                           431,571         225,518
Securities sold under agreements to repurchase                                   97,102         400,507
Income taxes payable                                                            335,665         245,252
Other liabilities                                                               111,865         130,411
Separate account liabilities                                                 15,772,262      12,696,758
                                                                           ------------    ------------
TOTAL LIABILITIES                                                            23,400,075      19,488,753
                                                                           ------------    ------------

CONTINGENCIES (SEE FOOTNOTE 11)

STOCKHOLDER'S EQUITY
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                    2,500           2,500
Paid-in-capital                                                                 459,654         466,748
Deferred compensation                                                              (850)           --
Retained earnings                                                             1,246,065       1,161,136
Accumulated other comprehensive income:
    Net unrealized investment gains                                             107,690          91,754
    Foreign currency translation adjustments                                         (3)             (3)
                                                                           ------------    ------------
Accumulated other comprehensive income                                          107,687          91,751
                                                                           ------------    ------------
TOTAL STOCKHOLDER'S EQUITY                                                    1,815,056       1,722,135
                                                                           ------------    ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                  $ 25,215,131    $ 21,210,888
                                                                           ============    ============

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001 (IN THOUSANDS)

                                                          2003         2002         2001
                                                       ----------   ----------   ----------
REVENUES

Premiums                                               $  142,140   $  128,854   $   90,868
Policy charges and fee income                             570,158      529,887      490,185
Net investment income                                     344,628      334,486      343,638
Realized investment losses, net                            (2,770)     (68,037)     (60,476)
Asset management fees                                      13,218       11,397        7,897
Other income                                               15,229       14,205        4,962
                                                       ----------   ----------   ----------

TOTAL REVENUES                                          1,082,603      950,792      877,074
                                                       ----------   ----------   ----------

BENEFITS AND EXPENSES

Policyholders' benefits                                   332,114      275,251      256,080
Interest credited to policyholders' account balances      227,992      204,813      195,966
General, administrative and other expenses                403,515      509,733      382,701
                                                       ----------   ----------   ----------

TOTAL BENEFITS AND EXPENSES                               963,621      989,797      834,747
                                                       ----------   ----------   ----------

Income (loss) from operations before income taxes         118,982      (39,005)      42,327
                                                       ----------   ----------   ----------

Income Taxes:
    Current                                               (69,617)     (64,656)     (98,956)
    Deferred                                              103,666       12,153       73,701
                                                       ----------   ----------   ----------

Total income tax expense (benefit)                         34,049      (52,503)     (25,255)
                                                       ----------   ----------   ----------

NET INCOME                                                 84,933       13,498       67,582
                                                       ----------   ----------   ----------

Other comprehensive income, net of tax:

     Change in net unrealized investment gains              8,379       57,036       29,988

     Foreign currency translation adjustments                  --          149        3,168
                                                       ----------   ----------   ----------

Other comprehensive income                                  8,379       57,185       33,156
                                                       ----------   ----------   ----------

TOTAL COMPREHENSIVE INCOME                             $   93,312   $   70,683   $  100,738
                                                       ==========   ==========   ==========

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001 (IN THOUSANDS)

                                                                                                   ACCUMULATED
                                                                                                      OTHER         TOTAL
                                                  COMMON     PAID-IN-   RETAINED      DEFERRED    COMPREHENSIVE  STOCKHOLDER'S
                                                   STOCK     CAPITAL    EARNINGS    COMPENSATION  INCOME (LOSS)     EQUITY
                                                 ---------  ---------  -----------  ------------  -------------  -------------
BALANCE, JANUARY 1, 2001                         $   2,500  $ 466,748  $ 1,361,924  $          -  $       1,410  $   1,832,582

Net income                                               -          -       67,582             -              -         67,582

Policy credits issued to eligible
policyholders                                            -          -     (128,025)            -              -       (128,025)

Dividends to Parent                                      -          -     (153,816)            -              -       (153,816)

Change in foreign currency translation
adjustments, net of taxes                                -          -            -             -          3,168          3,168

Change in net unrealized investment gains, net
of taxes                                                 -          -            -             -         29,988         29,988
                                                 ---------  ---------  -----------  ------------  -------------  -------------
BALANCE, DECEMBER 31, 2001                           2,500    466,748    1,147,665             -         34,566      1,651,479

Net income                                               -          -       13,498             -              -         13,498

Adjustments to policy credits issued to
eligible policyholders                                   -          -          (27)            -              -            (27)

Change in foreign currency translation
adjustments, net of taxes                                -          -            -             -            149            149

Change in net unrealized investment gains, net
of taxes                                                 -          -            -             -         57,036         57,036
                                                 ---------  ---------  -----------  ------------  -------------  -------------
BALANCE, DECEMBER 31, 2002                           2,500    466,748    1,161,136             -         91,751      1,722,135

Net income                                               -          -       84,933             -              -         84,933

Adjustments to policy credits issued to
eligible policyholders                                   -          -           (4)            -              -             (4)

Purchase of fixed maturities from an affiliate,
net of taxes                                             -     (7,557)           -             -          7,557              -

Stock-based compensation programs                        -        463            -          (850)             -           (387)

Change in net unrealized investment gains, net
of taxes                                                 -          -            -             -          8,379          8,379
                                                 ---------  ---------  -----------  ------------  -------------  -------------
BALANCE, DECEMBER 31, 2003                       $   2,500  $ 459,654  $ 1,246,065  $       (850) $     107,687  $   1,815,056
                                                 =========  =========  ===========  ============  =============  =============

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001 (IN THOUSANDS)

                                                                            2003            2002          2001
                                                                         -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $    84,933    $    13,498    $    67,582
Adjustments to reconcile net income to net cash
     provided by operating activities:
     Policy charges and fee income                                          (108,731)       (74,117)       (54,970)
     Interest credited to policyholders' account balances                    227,992        204,813        195,966
     Realized investment losses, net                                           2,770         68,037         60,476
     Amortization and other non-cash items                                    51,685        (78,452)       (49,594)
     Change in:
         Future policy benefits and other policyholders' liabilities         134,431        126,316        105,368
         Reinsurance recoverable                                            (116,739)       (99,974)      (269,129)
         Accrued investment income                                           (10,665)        (8,692)         4,864
         Receivables from Parent and affiliates                                  461        (28,025)        18,512
         Policy loans                                                         30,913         (5,441)       (40,645)
         Deferred policy acquisition costs                                  (227,713)         6,833       (100,281)
         Income taxes payable/receivable                                      90,413        (20,844)        38,839
         Deferred sales inducements                                          (47,100)       (20,071)       (12,143)
         Payable for policy credits to Separate Account policyholders              -              -        115,973
         Other, net                                                          (18,988)        23,912        127,185
                                                                         -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES                                          93,662        107,793        208,003
                                                                         -----------    -----------    -----------
CASH FLOWS USED IN INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities available for sale                               2,506,887      1,834,129      2,653,798
     Payments for the purchase of:
         Fixed maturities available for sale                              (3,303,651)    (2,884,673)    (2,961,861)
     Cash collateral for loaned securities, net                              206,053         35,496          4,174
     Securities sold under agreement to repurchase, net                     (303,405)       319,792        (23,383)
     Other long-term investments, net                                         (2,873)       (10,202)         1,305
     Short-term investments, net                                              53,705          1,256        (12,766)
                                                                         -----------    -----------    -----------
CASH FLOWS USED IN INVESTING ACTIVITIES                                     (843,284)      (704,202)      (338,733)
                                                                         -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account deposits                                       2,196,543      1,789,307      1,456,668
     Policyholders' account withdrawals                                   (1,621,978)    (1,014,901)    (1,313,300)
     Cash dividend to Parent                                                       -              -        (26,048)
     Cash provided to affiliate                                                    -              -        (65,476)
     Paid in capital transaction associated with the purchase of fixed
        maturities from an affiliate                                          (7,557)             -              -
     Cash payments made to eligible policyholders                                 (4)      (116,000)             -
                                                                         -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES                                         567,004        658,406         51,844
                                                                         -----------    -----------    -----------

     Net (decrease) increase in cash and cash equivalents                   (182,618)        61,997        (78,886)
     Cash and cash equivalents, beginning of year                            436,182        374,185        453,071
                                                                         -----------    -----------    -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                   $   253,564    $   436,182    $   374,185
                                                                         ===========    ===========    ===========
SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes (received) paid                                        $   (51,570)   $       546    $   (46,021)
                                                                         -----------    -----------    -----------
NON-CASH TRANSACTIONS DURING THE YEAR
     Dividend paid with fixed maturities                                 $         -    $         -    $    81,952
                                                                         -----------    -----------    -----------
     Taiwan branch dividend paid with net assets/liabilities             $         -    $         -    $    45,816
                                                                         -----------    -----------    -----------
     Policy credits issued to eligible policyholders                     $         -    $         -    $   128,025
                                                                         -----------    -----------    -----------

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS

Pruco Life Insurance Company is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. Pruco Life Insurance Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract ("GIC") called Prudential Credit Enhanced GIC ("PACE") in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Footnote 12 to the Financial Statements.

Pruco Life Insurance Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ") and two subsidiaries formed in 2003 for the purpose of acquiring municipal fixed maturities from an affiliated company (refer to related party footnote 12). Pruco Life Insurance Company and its subsidiaries are referred to as "the Company" and all financial information is shown on a consolidated basis throughout this document.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The demutualization was completed in accordance with Prudential Insurance's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Footnote 12. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

STOCK BASED COMPENSATION

In 2003, Prudential Financial issued stock-based compensation including stock options, restricted stock, restricted stock units and performance shares. Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, "Accounting for stock Based Compensation" as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the year ended December 31, 2003, include costs of $1.0 million associated with stock-based compensation issued by Prudential Financial to certain employees and non-employees of the Company and the statement of financial position at December 31, 2003, includes a reduction in equity for deferred compensation. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25 "Accounting for Stock Issued to Employees," and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equaled to the market value of Prudential Financial's Common Stock on the date of grant.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)", net of income taxes.

POLICY LOANS are carried at unpaid principal balances.

SHORT-TERM INVESTMENTS consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

OTHER LONG-TERM INVESTMENTS consist of the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, investments in the Company's own separate accounts, commercial loans on real estate, and equity securities available for sale. Joint ventures and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." Separate accounts are carried at estimated fair value. Commercial loans on real estate are stated primarily at unpaid principal balances. Equity securities available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary.

REALIZED INVESTMENT LOSSES, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following:
(1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased.

DEFERRED SALES INDUCEMENT COSTS

The company provides sales inducements to contract holders, which primarily include an up-front bonus added to the contract holder's initial deposit and an enhanced crediting rate over the first year of the contract, for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited. As of December 31, 2003 and 2002, deferred sales inducement costs included in other assets were $82.1 million and $35.0 million, respectively.

DEFERRED POLICY ACQUISITION COSTS

The Company is charged distribution expenses from Prudential's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized.

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire transfer-pricing fee is deemed to be related to the production of new annuity business and is capitalized. For life products, there is a look-through into the expenses incurred by the Prudential agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully capitalized.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised.

DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

SECURITIES LOANED

Securities loaned are treated as collateralized financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income. These instruments are short-term in nature (usually 30 days or less) and are collateralized by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset management fees charged to the accounts are included in "Asset management fees".

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company. Upon adoption of SOP 03-01 (described below) on January 1, 2004, the Company will reclassify this liability from Separate Account Liabilities to Policyholders' Account Balances.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of deferred sales inducements costs (described previously), premiums due and deferred, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

CONTINGENCIES

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

INSURANCE REVENUE AND EXPENSE RECOGNITION

Premiums from life insurance policies, excluding interest-sensitive life contracts, are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs.

Amounts received as payment for interest-sensitive life, deferred annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income (loss)." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income (loss)".

ASSET MANAGEMENT FEES

Beginning on February 1, 2002, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's separate account products (refer to Note 12). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income as earned.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of FAS 133, the Company reclassified "held to maturity" securities with a fair value of approximately $320.6 million to "available for sale" as permitted by the new standard. This reclassification resulted in unrealized gains of $2.5 million, net of tax, which were recorded in "Accumulated Other Comprehensive income (loss)."

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of invested assets. Additionally, derivatives are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency or cash flow hedge ("foreign currency" hedge),
(4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2003, none of the Company's derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, it is recorded at fair value in "Other long-term investments" in the Consolidated Statements of Financial Position. All changes in fair value, including net receipts and payments are included in "Realized investment losses, net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company occasionally is a party to a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment losses, net."

INCOME TAXES

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2003, the Financial Accounting Standards Board ("FASB") revised Interpretation ("FIN") No. 46, "Consolidation of Variable Interest Entities", which was originally issued in January 2003. FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns), or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. The Company adopted the Interpretation for relationships with VIEs that began on or after February 1, 2003, and on December 31, 2003 adopted the revised guidance for all relationships with VIEs that are special purpose entities ("SPEs"). The Company will implement the revised guidance to relationships with potential VIEs that are not SPEs as of March 31, 2004. The transition to the revised guidance for SPEs as of December 31, 2003 did not have a material effect on the Company's consolidated financial position, results of operations or cash flows. The Company does not believe the transition to the revised guidance on March 31, 2004, will have a material effect on the Company's consolidated financial position or results of operations.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC has developed the SOP to address the evolution of product designs since the issuance of Statement of Financial Accounting Standards ("SFAS") No. 60, "Accounting and Reporting by Insurance Enterprises," and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" and the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

The most significant accounting implications of the SOP are as follows: (1) reporting and measuring assets and liabilities of separate account products as general account assets and liabilities when specified criteria are not met; (2) reporting and measuring seed money in separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; (3) capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs, but immediately expensing those sales inducements accrued or credited if such criteria are not met; (4) recognizing contractholder liabilities for: (a) modified guaranteed (market value adjusted) annuities at accreted balances that do not include the then current market value surrender adjustment, (b) two-tier annuities at the lower (non-annuitization) tier account value, (c) persistency bonuses at amounts that are not reduced for expected forfeitures, (d) group pension participating and similar general account "pass through" contracts that are not accounted for under SFAS No. 133 at amounts based on the fair value of the assets or index that determines the investment return pass through; (5) establishing an additional liability for guaranteed minimum death and similar mortality and morbidity benefits only for contracts determined to have mortality and morbidity risk that is other than nominal and when the risk charges made for a period are not proportionate to the risk borne during that period; and (6) for contracts containing an annuitization benefits contract feature, if such contract feature is not accounted for under the provisions of SFAS No. 133 establishing an additional liability for the contract feature if the present value of expected annuitization payments at the expected annuitization date exceeds the expected account balance at the expected annuitization date.

The Company will adopt the SOP effective January 1, 2004. The effect of initially adopting this SOP will be reported as a cumulative effect of a change in accounting principle in the 2004 results of operations, which the Company expects to be a charge of approximately $15 million before taxes or approximately $10 million, net of taxes. This charge is caused primarily by an increase in reserves for guaranteed minimum death benefits relating to our individual variable annuity contracts and the impact of converting certain individual market value adjusted annuity (MVA) contracts from separate account accounting treatment to general account accounting treatment.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments." Implementation Issue No. B36 indicates that a modified coinsurance arrangement ("modco"), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 did not have a material effect on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have an effect on the Company's consolidated financial position or results of operations.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position.

In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. The Company adopted SFAS No. 142 as of January 1, 2002.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. The implementation of this provision was not material to the Company's financial position. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. The Company adopted SFAS No. 144 effective January 1, 2002.

RECLASSIFICATIONS

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS

FIXED MATURITIES:

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                               2003
                                                        --------------------------------------------------
                                                                         GROSS       GROSS
                                                         AMORTIZED    UNREALIZED   UNREALIZED    ESTIMATED
                                                           COST          GAINS       LOSSES     FAIR VALUE
                                                        -----------   ----------   ----------   ----------
                                                                          (in thousands)
FIXED MATURITIES AVAILABLE FOR SALE
Bonds:
    U.S. Treasury securities and obligations of
        U.S. government corporations and agencies       $   215,305   $   12,204   $       10   $  227,499

    States, municipalities and political subdivisions        47,603          961            -       48,564

    Foreign government bonds                                 44,018        5,345           13       49,350

    Mortgage-backed securities                               93,730        1,929           19       95,640

    Public utilities                                        702,793       41,312        2,985      741,120

    All other corporate bonds                             4,577,918      220,845        8,021    4,790,742

Redeemable preferred stock                                      676          224            -          900

                                                        -----------   ----------   ----------   ----------
TOTAL FIXED MATURITIES AVAILABLE FOR SALE               $ 5,682,043   $  282,820   $   11,048   $ 5,953,815
                                                        ===========   ==========   ==========   ==========

                                                                              2002
                                                        --------------------------------------------------
                                                                        GROSS        GROSS
                                                         AMORTIZED    UNREALIZED   UNREALIZED    ESTIMATED
                                                           COST         GAINS        LOSSES     FAIR VALUE
                                                        -----------   ----------   ----------   ----------
                                                                           (in thousands)
FIXED MATURITIES AVAILABLE FOR SALE
Bonds:
    U.S. Treasury securities and obligations of
        U.S. government corporations and agencies       $   600,128   $   11,898   $        1   $  612,025

    States, municipalities and political subdivisions           257            8          --           265

    Foreign government bonds                                 45,981        4,707           44       50,644

    Mortgage-backed securities                              120,425        3,242           14      123,653

    Public utilities                                        508,456       28,955        5,826      531,585

    All other corporate bonds                             3,643,436      204,542       11,022    3,836,956

Redeemable preferred stock                                    3,008          275          305        2,978

                                                        -----------   ----------   ----------   ----------
TOTAL FIXED MATURITIES AVAILABLE FOR SALE               $ 4,921,691   $  253,627   $   17,212   $5,158,106
                                                        ===========   ==========   ==========   ==========

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2003 is shown below:

                                              AVAILABLE FOR SALE
                                         ----------------------------
                                          AMORTIZED    ESTIMATED FAIR
                                             COST          VALUE
                                         -----------   --------------
                                               (in thousands)
Due in one year or less                  $   391,557   $      396,985

Due after one year through five years      2,966,656        3,104,194

Due after five years through ten years     1,602,296        1,698,945

Due after ten years                          627,804          658,051

Mortgage-backed securities                    93,730           95,640
                                         -----------   --------------
Total                                    $ 5,682,043   $    5,953,815
                                         ===========   ==============

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2003, 2002, and 2001, were $1,956.5 million, $1,607.1 million and $2,380.4 million respectively. Proceeds from the maturity of fixed maturities available for sale during 2003, 2002, and 2001, were $550.4 million, $227.0 million, and $273.4 million, respectively. Gross gains of $20.8 million, $20.0 million, and $40.3 million and gross losses of $6.8 million, $48.2 million, and $47.7 million were realized on those sales during 2003, 2002, and 2001, respectively.

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities were $12.4 million, $27.8 million, and $53.5 million for the years, ended December 31, 2003, 2002 and 2001, respectively.

OTHER LONG-TERM INVESTMENTS

The following table provides information relating to other long-term investments as of December 31:

                                                     2003       2002
                                                   --------   --------
                                                     (in thousands)
Joint ventures and limited partnerships            $ 37,321   $ 36,502
Company's investment in Separate accounts            55,214     45,370
Derivatives for other than trading                   (3,585)     1,984
Commercials loans on real estate                        249      6,966
Equity securities                                       279        199
                                                   --------   --------
Total other long- term investments                 $ 89,478   $ 91,021
                                                   ========   ========

The Company's share of net income from the joint ventures was $2.4 million, $1.4 million, and $1.6 million, for the years ended December 31, 2003, 2002, and 2001, respectively, and is reported in "Net investment income." Mortgage interest on commercial loans on real estate was $0.9 million, $0.8 million, and $0.9 million for the years ended December 31, 2003, 2002 and 2001, respectively, and is also reported in "Net investment income."

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                2003         2002         2001
                                              ---------    ---------    ---------
                                                         (in thousands)
Fixed maturities available for sale           $ 295,357    $ 275,843    $ 279,477
Policy loans                                     46,750       49,436       48,149
Short-term investments and cash equivalents       7,357       13,540       24,253
Other                                             7,821        8,128        6,997
                                              ---------    ---------    ---------
Gross investment income                         357,285      346,947      358,876
     Less:  investment expenses                 (12,657)     (12,461)     (15,238)
                                              ---------    ---------    ---------
Net investment income                         $ 344,628    $ 334,486    $ 343,638
                                              =========    =========    =========

REALIZED INVESTMENT LOSSES, NET including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                        2003        2002        2001
                                      ---------   ---------   ---------
                                                (in thousands)
Fixed maturities available for sale   $   1,567   $ (56,039)  $ (60,924)
Derivatives                              (6,629)    (11,746)     (1,396)
Other                                     2,292        (252)      1,844
                                      ---------   ---------   ---------
Realized investment losses, net       $  (2,770)  $ (68,037)  $ (60,476)
                                      =========   =========   =========

NET UNREALIZED INVESTMENT GAINS (LOSSES)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)," those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

                                                                                                                 ACCUMULATED
                                                                                                                    OTHER
                                                                                                                COMPREHENSIVE
                                                                                                                 INCOME (LOSS)
                                                                    DEFERRED                       DEFERRED     RELATED TO NET
                                                    UNREALIZED       POLICY      POLICYHOLDERS'   INCOME TAX      UNREALIZED
                                                  GAINS (LOSSES)   ACQUISITION      ACCOUNT       (LIABILITY)     INVESTMENT
                                                  ON INVESTMENTS      COSTS         BALANCES        BENEFIT     GAINS (LOSSES)
                                                  --------------   -----------   --------------   -----------   --------------
                                                                                 (in thousands)
BALANCE, JANUARY 1, 2001                          $        6,635   $       910   $         (155)  $    (2,660)  $        4,730
Net investment gains on investments arising
during the period                                         22,007             -                -        (7,922)          14,085

Reclassification adjustment for losses included
in net income                                             60,980             -                -       (21,953)          39,027

Impact of net unrealized investment
gains(losses) on deferred policy acquisition                   -       (41,223)               -        14,840          (26,383)
costs
Impact of net unrealized investment
gains(losses) on policyholders' account                        -             -            5,092        (1,833)           3,259
balances
                                                  --------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31, 2001                                89,622       (40,313)           4,937       (19,528)          34,718
Net investment gains on investments arising
during the period                                         90,774             -                -       (32,679)          58,095

Reclassification adjustment for losses included
in net income                                             56,117             -                -       (20,202)          35,915

Impact of net unrealized investment
gains(losses) on deferred policy acquisition
costs                                                          -       (67,053)               -        24,139          (42,914)
Impact of net unrealized investment
gains(losses) on policyholders' account
balances                                                       -             -            9,281        (3,341)           5,940
                                                  --------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31, 2002                               236,513      (107,366)          14,218       (51,611)          91,754
Net investment gains on investments arising
during the period                                         25,794             -                -        (9,330)          16,464

Purchase of fixed maturities from an affiliate            11,659             -                -        (4,102)           7,557
(see Note 12)

Reclassification adjustment for gains
included in net income                                    (2,177)            -                -           784           (1,393)

Impact of net unrealized investment gains
(losses) on deferred policy acquisition costs                  -       (13,999)               -         5,040           (8,959)

Impact of net unrealized investment gains
(losses) on policyholders' account balances                    -             -            3,543        (1,276)           2,267

                                                  --------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31, 2003                        $      271,789   $  (121,365)  $       17,761   $   (60,495)  $      107,690
                                                  ==============   ===========   ==============   ===========   ==============

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                           2003        2002        2001
                                         ---------   ---------   ---------
                                                   (in thousands)
Fixed maturities                         $ 271,772   $ 236,415   $  89,420
Other long-term investments                     17          98         202
                                         ---------   ---------   ---------
Unrealized gains/losses on investments   $ 271,789   $ 236,513   $  89,622
                                         =========   =========   =========

Included in other long-term investments are equity securities.

DURATION OF GROSS UNREALIZED LOSS POSITIONS FOR FIXED MATURITIES

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2003:

                                                 Less than twelve         Twelve months or
                                                     months                    more                     Total
                                              ----------------------   ----------------------   ----------------------
                                                Fair      Unrealized     Fair      Unrealized     Fair      Unrealized
                                                Value       Losses       Value       Losses       Value     Losses
                                              ---------   ----------   ---------   ----------   ---------   ----------
                                                                           (in thousands)
Fixed maturities:
U.S. Treasury securities and obligations of
U.S. government corporations and agencies     $   6,153   $       10   $       -   $        -   $   6,153   $       10
Foreign government bonds                            288           13           -            -         288           13
US Corporate securities                         668,497       10,622      39,571          383     708,068       11,005
Mortgage-backed securities                       15,060           20           -            -      15,060           20
                                              ---------   ----------   ---------   ----------   ---------   ----------
Total                                         $ 689,998   $   10,665   $  39,571   $      383   $ 729,569   $   11,048
                                              =========   ==========   =========   ==========   =========   ==========

As of December 31, 2003, gross unrealized losses on fixed maturities totaled $11.0 million comprising 180 issuers. Of this amount, there was $10.6 million in the less than twelve months category comprising 161 issuers and $.4 million in the greater than twelve months category comprising 19 issuers. There were no individual issuers with gross unrealized losses greater than $1.2 million. The $11.0 million of gross unrealized losses is comprised of investment grade securities. The $.4 million of gross unrealized losses of twelve months or more were concentrated in the finance sector. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2003.

Included in other long-term investments are equity securities, which have been in a loss position for less than 12 months with a fair value of $191 thousand and a gross unrealized loss of $65 thousand.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

SECURITIES PLEDGED, RESTRICTED ASSETS AND SPECIAL DEPOSITS

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2003 and 2002, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $508.6 million and $613.6 million, respectively.

Fixed maturities of $3.9 million at December 31, 2003 and $2.9 million at December 31, 2002, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                2003           2002           2001
                                                             -----------    -----------    -----------
                                                                           (in thousands)
Balance, beginning of year                                   $ 1,152,997    $ 1,159,830    $ 1,132,653
Capitalization of commissions, sales and issue expenses          371,650        328,658        295,823
Amortization                                                    (129,938)      (268,438)      (156,092)
Change in unrealized investment gains                            (13,999)       (67,053)       (41,223)
Foreign currency translation                                           -              -          1,773
Transfer of Taiwan branch balance to an affiliated company             -              -        (73,104)
                                                             -----------    -----------    -----------
Balance, end of year                                         $ 1,380,710    $ 1,152,997    $ 1,159,830
                                                             ===========    ===========    ===========

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                  2003         2002
                               ----------   ----------
                                   (in thousands)
Life insurance - domestic      $  646,953   $  578,211
Life insurance - Taiwan           376,033      311,300
Individual annuities               33,598       31,830
Group annuities                    12,393       13,205
                               ----------   ----------
Total future policy benefits   $1,068,977   $  934,546
                               ==========   ==========

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates which range from 2.50% to 8.75% for domestic insurance and 6.25% to 7.50% for Taiwan reserves. Less than 1% of the reserves are based on interest rates in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 6.00% to 11.00%, with less than 12% of the reserves based on an interest rate in excess of 8%. The interest rate used in the determination of group annuities reserves is 14.75%.

Policyholders' account balances at December 31, are as follows:

                                           2003          2002
                                        -----------   -----------
                                             (in thousands)
Interest-sensitive life contracts       $ 2,270,703   $ 2,102,179
Individual annuities                      2,244,314     1,593,703
Guaranteed investment contracts           1,067,616     1,159,879
                                        -----------   -----------
Total policyholders' account balances   $ 5,582,633   $ 4,855,761
                                        ===========   ===========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Interest crediting rates range from 4.00% to 6.10% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.50% to 12.00%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%. Interest crediting rates for guaranteed investment contracts range from 3.02% to 8.03%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%.

6. REINSURANCE

The Company participates in reinsurance with affiliated companies, Prudential Insurance, Prudential of Taiwan, and Pruco Re Ltd., and other unaffiliated companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Cost of reinsurance is amortized over the life of the underlying reinsured contracts also using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwanese business as of February 1, 2001, are described further in Note 12.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. REINSURANCE (CONTINUED)

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                      2003         2002         2001
                                                    ---------    ---------    ---------
                                                              (in thousands)
Direct premiums and policy charges and fee income   $ 878,669    $ 862,723    $ 686,887
     Reinsurance assumed                                   --           --          162
     Reinsurance ceded                               (166,371)    (203,982)    (105,996)
                                                    ---------    ---------    ---------
Premiums and policy charges and fee income          $ 712,298    $ 658,741    $ 581,053

Policyholders' benefits ceded                       $  99,229    $  70,327    $  23,733

Reinsurance ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                           2003        2002
                                         ---------   ---------
                                            (in thousands)
Domestic life insurance - affiliated     $  66,837   $  45,029
Domestic life insurance - unaffiliated      62,147      31,137
Other reinsurance - affiliated              12,393      13,205

Taiwan life insurance-affiliated           376,033     311,300
                                         ---------   ---------
                                         $ 517,410   $ 400,671
                                         =========   =========

The gross and net amounts of life insurance in force at December 31, were as follows:

                                            2003            2002            2001
                                        -------------   -------------   -------------
                                                        (in thousands)
Life insurance face amount in force     $ 158,488,681   $ 118,381,408   $  84,317,628
Ceded to other companies                  (81,095,301)    (49,113,635)    (25,166,264)
                                        -------------   -------------   -------------
Net amount of life insurance in force   $  77,393,380   $  69,267,773   $  59,151,364
                                        =============   =============   =============

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

                                       2003        2002        2001
                                     ---------   ---------   ---------
                                              (in thousands)
Current tax (benefit) expense:
   U.S                                 (69,836)  $ (65,004)  $(100,946)
   State and local                         219         309       1,866
   Foreign                                   -          39         124
                                     ---------   ---------   ---------
   Total                               (69,617)    (64,656)    (98,956)
                                     ---------   ---------   ---------

Deferred tax expense (benefit):
   U.S                                 102,685      15,709      76,155
   State and local                         981      (3,556)     (2,454)
                                     ---------   ---------   ---------
   Total                               103,666      12,153      73,701
                                     ---------   ---------   ---------
Total income tax expense (benefit)   $  34,049   $ (52,503)  $ (25,255)
                                     =========   =========   =========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                  2003        2002        2001
                                                ---------   ---------   ---------
                                                         (in thousands)
Expected federal income tax (benefit) expense   $  41,644   $ (13,652)  $  14,814
    State and local income taxes                      781      (2,111)       (382)
    Non taxable investment income                 (12,165)    (41,745)    (38,693)
    Incorporation of Taiwan branch                    443       7,545      (1,774)
    Other                                           3,346      (2,540)        780
                                                ---------   ---------   ---------
    Total income tax expense (benefit)          $  34,049   $ (52,503)  $ (25,255)
                                                =========   =========   =========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                             2003       2002
                                          ---------   ---------
                                             (in thousands)
Deferred tax assets
     Insurance reserves                   $  14,875   $  24,976
     Tax loss carry forwards                 12,731      23,706
     Other                                    6,419       3,871
                                          ---------   ---------
     Deferred tax assets                     34,025      52,553
                                          ---------   ---------
Deferred tax liabilities
     Deferred acquisition costs             383,712     312,150
     Net unrealized gains on securities      96,998      85,145
     Investments                             24,804      18,299
                                          ---------   ---------
     Deferred tax liabilities               505,514     415,594
                                          ---------   ---------
Net deferred tax liability                $ 471,489   $ 363,041
                                          =========   =========

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. INCOME TAXES (CONTINUED)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2003 and 2002, respectively, the Company had state operating loss carryforwards of $826 million and $592 million, which expire by 2018. At December 31, 2002 the Company had federal and state capital loss carryforwards of $40 million.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1996. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Pruco Life Insurance Company of Arizona amounted to $(140.7) million, $(238.8) million, and $71.5 million for the years ended December 31, 2003, 2002, and 2001, respectively. Statutory surplus of Pruco Life Insurance Company of Arizona amounted to $517.4 million and $471.0 million at December 31, 2003 and 2002, respectively. The statutory losses in 2003 and 2002 were primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses that are not deferred under statutory accounting, and from increases to reserves.

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $81 million, primarily relating to the recognition of deferred tax assets.

As mentioned above, the Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

In 2001, the Company received approval from the Arizona Department of Insurance to treat, as assumption reinsurance, the transfer of Pruco Life of Taiwan (Pruco Taiwan) business to a sister company Prudential Life Insurance Company of Taiwan, Inc. (Prudential of Taiwan). According to Statement of Statutory Accounting Principles #61, Life, Deposit-Type and Accident and Health Reinsurance of the NAIC Accounting Practices and Procedures Manual, this type of transfer of business would be treated as indemnity reinsurance rather than assumption reinsurance because there is no concept of novation under Taiwanese law. However, other than not meeting the strict requirements for a novation, the transfer of Pruco Taiwan's business has the other elements of assumption reinsurance. The effect of this permitted practice was an increase to statutory capital of $113.7 million as of December 31, 2003, 2002, and 2001. The GAAP accounting treatment for this transaction is discussed in Note 12.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution without prior approval in 2004.

During 2001, the Company received approval from the Arizona Department of Insurance to pay an extraordinary dividend to Prudential Insurance of $108 million.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

FIXED MATURITIES

Estimated fair values for fixed maturities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

POLICY LOANS

The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

INVESTMENT CONTRACTS

For guaranteed investment contracts and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

DERIVATIVE FINANCIAL INSTRUMENTS

Refer to Note 10 for the disclosure of fair values on these instruments.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                            2003                          2002
                                                 ---------------------------   ---------------------------
                                                   CARRYING      ESTIMATED       CARRYING      ESTIMATED
                                                    VALUE        FAIR VALUE        VALUE       FAIR VALUE
                                                 ------------   ------------   ------------   ------------
                                                                      (in thousands)
Financial assets:

   Fixed maturities available for sale           $  5,953,815   $  5,953,815   $  5,158,106   $  5,158,106
   Policy loans                                       848,593        967,547        879,506      1,031,169
   Short-term investments                             160,635        160,635        214,342        214,342
   Cash and cash equivalents                          253,564        253,564        436,182        436,182
   Separate account assets                         15,772,262     15,772,262     12,696,758     12,696,758

Financial liabilities:
   Investment contracts                             3,438,721      3,505,697      2,830,511      2,906,692
   Cash collateral for loaned securities              431,571        431,571        225,518        225,518
   Securities sold under repurchase agreements         97,102         97,102        400,507        400,507
   Separate account liabilities                    15,772,262     15,772,262     12,696,758     12,696,758

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

INTEREST RATE SWAPS

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches). Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

FUTURES

Exchange-traded treasury futures are used by the Company to reduce market risks from changes in interest rates and, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets. As an example, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures are used to hedge duration mismatches between assets and liabilities. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

CURRENCY SWAPS

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2003 and 2002. All of the derivatives are carried on the Consolidated Statements of Financial Position at estimated fair value.

                                        DERIVATIVES
                                2003                   2002
                       ---------------------   ---------------------
                                  ESTIMATED                ESTIMATED
                       NOTIONAL   FAIR VALUE   NOTIONAL   FAIR VALUE
                       --------   ----------   --------   ----------
                                       (in thousands)
NON-HEDGE ACCOUNTING

SWAP INSTRUMENTS:
Interest rate          $ 13,750   $      258   $ 14,405   $      414
Currency                 16,818       (3,851)    21,244        1,571

FUTURE CONTRACTS:
US Treasury futures       5,600           (3)    12,400         (407)

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

CREDIT RISK

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

11. CONTINGENCIES AND LITIGATION

CONTINGENCIES

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

Prudential Insurance and its affiliates have received formal requests for information relating to their variable annuity business from regulators and governmental authorities. The regulators and authorities include, among others, the Securities and Exchange Commission, the NASD and the State of New York Attorney General's Office. Prudential Insurance and its affiliates are cooperating with all such inquiries and are conducting their own internal review.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

LITIGATION

The Company is subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

EXPENSE CHARGES AND ALLOCATIONS

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses also includes allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is charged distribution expenses from Prudential's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

AFFILIATED ASSET MANAGEMENT FEE INCOME

In accordance with a revenue sharing agreement with Prudential Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income.

CORPORATE OWNED LIFE INSURANCE

The Company has sold four Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance. The cash surrender value included in separate accounts for the COLI policies was $1,018.3 million and $835.6 million at December 31, 2003 and December 31, 2002, respectively. Fees related to the COLI policies were $12.2 million, $21.0 million and $7.0 million for the years ending December 31, 2003, 2002, and 2001.

REINSURANCE WITH AFFILIATES

PRUCO REINSURANCE LTD. REINSURANCE AGREEMENT

During September 2003, the Company implemented an agreement to reinsure its term life insurance policies known as Term Elite and Term Essential with an affiliated company, Pruco Reinsurance Ltd. ("Pruco Re"). The Company will reinsure with Pruco Re a significant portion of the risks under such policies through an automatic and facultative coinsurance agreement ("Agreement"). This Agreement covers all significant risks under the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. This coinsurance agreement replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. The initial cost of this transaction of $7.5 million was deferred and will be amortized over the life of the underlying insurance policies; $.9 million was amortized in 2003 and is recorded in other income. Reinsurance recoverables related to this transaction are $28.6 million, which includes the unamortized portion of the initial cost of $6.6 million. Premiums and benefits ceded in 2003 were $30.9 million and $5.7 million, respectively.

OTHER AFFILIATED REINSURANCE AGREEMENTS

In addition, the Company currently has three other reinsurance agreements in place with Prudential Insurance and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Affiliated premiums ceded from domestic life reinsurance agreements, excluding Pruco Re for the periods ended December 31, 2003, 2002, and 2001 were $12.4 million, $11.1 million, and $9.9 million respectively. Affiliated benefits ceded, excluding Pruco Re, for the periods ended December 31, 2003, 2002, and 2001 from domestic life reinsurance agreements are $38.0 million, $32.5 million, and $0.

Group annuities affiliated benefits ceded were $2.6 million in 2003, $2.9 million in 2002, and $3.0 million in 2001.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. RELATED PARTY TRANSACTIONS (CONTINUED)

TAIWAN BRANCH REINSURANCE AGREEMENT

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial, Inc.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential Financial.

Affiliated premiums ceded for the periods ended December 31, 2003, 2002 and 2001 from the Taiwan coinsurance agreement were $83.7 million, $79.6 million and $82.5 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2003, 2002 and 2001; from the Taiwan coinsurance agreement were $13.5 million, $14.2 million and $12.9 million, respectively.

Included in the total reinsurance recoverable balances for both domestic (including Pruco Re) and Taiwan agreements were affiliated reinsurance recoverables of $455.3 million and $369.5 million at December 31, 2003 and December 31, 2002, respectively. Of these affiliated amounts, the reinsurance recoverable related to the Taiwan coinsurance agreement was $376.0 million and $311.3 million at December 31, 2003 and December 31, 2002, respectively.

PURCHASE OF FIXED MATURITIES FROM AN AFFILIATE

During 2003, Pruco Life Insurance Company invested $111.7 million in the preferred stock of two Delaware corporations (the "DE Subs"), which were created to acquire municipal fixed maturity investments from an affiliate of the Company. The DE Subs are included in the Company's consolidated financial statements. Prudential Financial, Inc., the Company's ultimate parent company, owns a nominal common stock investment in each of the DE Subs.

The DE Subs purchased municipal fixed maturity investments for $111.7 million, the acquisition-date fair value, but reflected the investments at historic amortized cost of the affiliate. The difference between the historic amortized cost and the fair value, net of taxes was reflected as a reduction to paid-in-capital. The fixed maturity investments are categorized in the Company's consolidated balance sheet as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In addition, Pruco Life Insurance Company also purchased corporate fixed maturities with a fair value of $52.3 million from the same affiliate. These investments were reflected in the same manner as is described above, with the difference between the historic amortized cost and the fair value, net of taxes reflected as a reduction of paid-in-capital with an offsetting increase to accumulated other comprehensive income. The difference between the historic amortized cost and the fair value, net of taxes for both the municipal securities and the corporate securities was $7.6 million.

DEBT AGREEMENTS

The Company has a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility cannot be more than $800 million. As of December 31, 2003 and 2002, there was $529 million and $626 million, respectively, of asset-based financing. There was no debt outstanding to Prudential Funding, LLC as of December 31, 2003 or December 31, 2002.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2003 and 2002 are summarized in the table below:

                                                                  THREE MONTHS ENDED
                                                    --------------------------------------------------
                                                     MARCH 31    JUNE 30    SEPTEMBER 30   DECEMBER 31
                                                    ---------    --------   ------------   ------------
                                                                        (in thousands)
2003

Total revenues                                      $ 257,500   $ 275,850   $    275,201   $    274,052
Total benefits and expenses                           234,344     247,572        246,203        235,502
Income (loss) from operations before income taxes      23,156      28,278         28,998         38,550
Net income (loss)                                      18,712      21,805         19,171         25,245
                                                    ---------    --------   ------------   ------------

2002                                                                    (in thousands)

Total revenues                                      $ 224,036   $ 220,233   $    231,399   $    275,124
Total benefits and expenses                           199,355     245,823        295,123        249,496
Income (loss) from operations before income taxes      24,681     (25,590)       (63,724)        25,628
Net income (loss)                                      19,471     (17,264)       (28,554)        39,845

                         Report of Independent Auditors

To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the Company adopted the fair value recognition provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" as of January 1, 2003.

/s/  PricewaterhouseCoopers LLP

New York, New York
February 10, 2004